UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
(Exact name of registrant as specified in charter)

470 Park Avenue South

New York, NY 10016
(Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

1-646-495-7333

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2021

KINETICS MUTUAL FUNDS, INC.
Shareholders’ Letter

Dear Fellow Shareholders,

We are pleased to present the Kinetics Mutual Funds (“Fund” or “Funds”) Annual Report for the twelve-month period ended December 31, 2021. The U.S. economy returned to growth in 2021, registering a 5.7% real Gross Domestic Product (“GDP”) gain, following a 3.4% decline in 2020. Thus, the economy grew approximately 2.1% in real terms since 2019, recapturing much of the lost economic growth from the 2020 recession. However, nominal economic growth, which is not adjusted for inflation, for 2021 was approximately 10%, including 3.9% growth in the price index for GDP purchases1. In nominal terms the U.S. economy is substantially larger than it was prior to 2020, largely by virtue of price inflation. This was supportive of risk asset prices for the year, despite the negative longer-term effects of inflation on real corporate profits and risk asset valuations. We believe that a properly functioning equity market should discount future earnings, cash flow and interest rates. If we accept that premise, the price action of global stock markets suggests that inflation is expected by many to be transitory in nature, and/or most do not presage higher interest rates as a result. The Kinetics Mutual Fund portfolios were generally positioned to benefit from sustained or structural inflation and benefitted as a result. It remains to be seen whether the broader markets can continue to rise in the face of higher inflation.

A performance summary follows (No Load Class) for the fiscal year ended December 31, 2021: The Internet Fund +15.35%; The Global Fund 16.32%; The Paradigm Fund 38.15%; The Medical Fund 10.59%; The Small Cap Opportunities Fund 50.33%; The Market Opportunities Fund 28.04%; The Alternative Income Fund (1.32)%; The Multi-Disciplinary Income Fund 1.18%; and the Kinetics Spin-Off and Corporate Restructuring Fund 42.90%. This compares to returns of: 28.71% for the S&P 500® Index; 26.82% for the S&P 600® Small Cap Index; 18.54% for the MSCI All Country World (ACWI) Index; (1.54)% for the Bloomberg U.S. Aggregate Bond Index; 5.28% for the Bloomberg U.S. Corporate High Yield Bond Index; (0.17)% for the Bloomberg U.S. 1-3 Year Credit Index®; 21.39% for the Nasdaq Composite®; and 11.26% for the MSCI EAFE® Index.

While we continue to provide equity and fixed income reference benchmark performance (to aid in your understanding of how broad asset classes have performed throughout the year ended December 31, 2021), we do not manage

1 https://www.bea.gov/news/2022/gross-domestic-product-fourth-quarter-and-year-2021-advance-estimate#:~:text=Imports%20accelerated.,table%201%20and%20table%203)

our Funds against any specific benchmark, nor have we ever done so in the history of the Funds. We believe that such benchmark adherence is highly detrimental to the long-term returns of a sound investment strategy. Furthermore, in years of both positive and negative returns, it should be noted that the Funds generated returns with little to no exposure to the top positions in the major benchmarks.

The Consumer Price Index (CPI) rose approximately 1.4% for the year in 2020, while the 10 Year U.S. Treasury ended the year yielding approximately 0.92% -which translates into a real yield of negative 0.48%. Similarly, CPI rose approximately 7.0% for the year in 2021, and the 10 Year U.S. Treasury concluded the year yielding approximately 1.51% - which translates into a real yield of negative 5.46%. Thus, while the economy grew markedly and Treasury yields rose modestly during the year, inflation anchored real yields in highly negative territory.

It appears to us that negative real long-term interest rates appear to be one of the last remaining support mechanisms for near record high equity prices. Even if inflation were to moderate to the 2%-3% range, the 10-Year yield would still be negative. Thus, it will require materially higher interest rates (absent a collapse in price levels) to result in positive real yields on U.S. Treasury bonds out to over 10 years of maturity. We believe that this dynamic is almost certainly causing distortions in asset prices ranging from stocks and bonds to private equity and venture capital, to houses and fine art. It is a common supposition that the Federal Reserve is fueling these assets prices with accommodative policies. While this may be true, the central bank has a mandate for full employment and stable prices. The definition of “stable prices,” at least within the rigid criteria of academia and government, is consumer prices –not financial asset prices. Rising consumer prices have not become a problem until now, and global central banks will likely be forced to address this at some point in 2022.

In our view, the predicament of raising rates in order to dampen inflation is that there are many unintended consequences of higher rates, just as there were manifold unintended consequences of decade of extremely low rates (i.e., asset price inflation). For instance, there is an estimated $29.6 trillion2 in public debt outstanding as of year-end – all of which will decline in value as a result of higher rates. Similarly, higher rates will support a higher U.S. Dollar, which will negatively impact many emerging market economies that purchase goods and

2 https://fiscaldata.treasury.gov/datasets/debt-to-the-penny/debt-to-the-penny have debt denominated in dollars. Finally, many American households have the preponderance of their net worth in their homes, which of course will likely face price pressure from higher mortgage rates. We believe that this all leads back to the mandate of the Federal Reserve for price stability and full employment – at what point will higher rates impair the economy, ergo employment? If history is any guide, inflation will be tolerated in favor of recession, and if recent history is any guide, any recession will be met with very accommodative monetary/fiscal policies. In other words, while the pattern of increasing prices is debatable, the longer-term trend of higher prices (inflation) is where most paths end.

The future as always remains uncertain, but the tailwinds supporting risk assets for the past decade appear to be stalling if not reversing. This could prompt a repricing of risk across all asset classes, with potentially highly negative implications for richly valued, high growth stocks. This is not to say that “value” stocks will not be impacted, or that value will outperform growth benchmarks. Rather, the more likely scenario as valuations reset is that idiosyncratic variables will drive stock returns. We welcome such an environment, as fundamental analysis and valuation discipline are embedded into the security selection process in our Funds.

The portfolios continue to emphasize companies with exposure to “hard assets,” which are tangible, finite, high quality, low on the cost curve and have reasonably inelastic demand. We expect that these assets should thrive in an economy with higher inflation, although aggregate price inflation is not a requisite for these assets to appreciate. This is due to structural supply shortages in many of the respective markets, where additional capacity is either nonexistent or will require many years of capital investment. Of course, inflation in these markets is likely to drive broader aggregate inflation, and possibly a vicious cycle that will not be advantageous to corporate profits. We attempt to mitigate this risk by selecting unique, scalable businesses that have exposure to the hard asset end markets.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary

Hall of Fame baseball player Yogi Berra is famously quoted as stating that “a nickel ain’t worth a dime anymore.” This quote subtly and cleverly alludes to the “money illusion,” a phenomenon in which individuals view their respective wealth and income in nominal dollars, failing to adjust for price level inflation. The relevance of this quote is striking as 2021 comes to an end, as risk asset returns were extremely strong in absolute terms. However, within the context of nearly 7% reported inflation, these returns are a bit less appealing, specifically in income-oriented strategies.

Inflation may be the critical variable that alters what has been a 40-year trend of declining interest rates/bonds yields and rising equity prices. The 10-Year U.S. Treasury bond yielded approximately 16% in late 1981, compared to 1.5% at the end of 2021. This coincided with the S&P 500® Index rising by a factor of 40x, or nearly a 10% annual rate of capital appreciation, which rises to 12% annually including dividends. Of course, the Index had a trailing price to earnings ratio of approximately 7.8x and a dividend yield of approximately 5.51% in late 1981. Comparatively, the S&P 500® Index concluded 2021 trading at approximately 27x trailing earnings and a 1.26% dividend yield. Thus, index earnings grew by approximately 11.5x in nominal terms over this time period, and the multiple upon those earnings expanded by a factor of nearly 3.4x. However, real inflation-adjusted earnings have grown by a modest 3.9x since late 1981 – thus the total return is primarily attributable to multiple expansion and inflation rather than to real earnings growth.

The parallels to Mr. Berra’s era as a N.Y. Yankee are plentiful – during his 18 seasons (1946-1963) playing Major League Baseball, he won ten world championships as a Yankee. In fact, the storied Yankees had won six championships in the decade that preceded Mr. Berra. It might not have been unreasonable to expect the team’s dominance to continue indefinitely following 1963, but the team then went 14 years until its next championship and has won a total of 7 titles since Mr. Berra retired as a player. The post-Berra era averaged a title once every 8 years or so, compared to the Berra-era with more than once every other year! The post-Berra experience would have been considered a tremendous success for any other franchise, but Yankee fans were not accustomed to waiting more than two years for another title. There were many idiosyncrasies to the early success of the N.Y. Yankees, including incredible players, coaching and player development. However, by the 1960s, Major League Baseball had become far more successful and competitive, including the addition of various teams in new geographic markets. To be sure, the success and dominance of the Yankees was profound, but so too was it likely to be fleeting.

We believe that investors use recent history, and even moderately longer dated history to extrapolate many assumptions regarding this future. This would have been dangerous and erroneous logic as applied to the Yankees in the 1960s, and similarly with asset price returns today. It would appear to be wholly illogical to expect a 1400 basis point compression in interest rates (bond interest rates can in fact, and have technically traded at negative yields to maturity, although -12% is unprecedented), catalyzing a 3.4x expansion in equity multiples, in order to drive the “long-term” return expectation of stocks. Furthermore, the “balanced” 60/40 portfolio of stocks has historically protected equity risk with stability from bonds. In our view, this relationship is likely to be extremely different going forward as we expect higher correlations and volatility, with far lower real rates of return.

There is another lesson to be gleaned from the Berra/post-Berra era that is relevant in today’s markets, related to inflation expectations and future interest rates. The Vietnam War started in 1955, but endured until 1975, with ballooning U.S. debts and deficits required to fund the war effort. Concurrently, in 1965, President Lyndon B. Johnson signed into law the establishment of the Medicare and Medicaid programs – the second largest government entitlement program in history, following the establishment of the Social Security Administration in 1935. These events precipitated the “Great Inflation” which included the abandonment of the post-World War II monetary system (i.e., the gold standard), and the beginning of the prevailing global fiat government currency regime. The roots of the Great Inflation can also be traced back to the Employment Act of 1946, which promoted maximum employment and purchasing power – the precursor to the “dual mandate” of the Federal Reserve Bank today. The policy decisions were largely influenced by the Phillips Curve, which theorized that lower unemployment levels can be achieved via moderately higher levels of inflation.

The initial concept of the Phillips Curve may have been valid (as it related directly to wages, not necessarily inflation), but it proved extremely unstable due to the behavioral nature of individual and business decision making. To quote economists Edmund Phelps and Milton Friedman, “…it is reasonable to suppose that the participants in product and labor markets will learn to expect inflation…and that, as a consequence of their rational, anticipatory behavior, the Phillips Curve will gradually shift upward...” The upward shift refers to ever higher prices and requisite inflation in order to support employments levels. This is a critical component that many economic models lack – human behavior is dynamic, and the expectation of higher prices actually drives higher prices.

In addition to the “demand pull” inflation that could be attributed to monetary and fiscal policy decisions, the 1970s experienced considerable “cost-push” inflation due to rising food and energy prices. The latter of these was largely a function of the Arab Oil Embargo (1973) and the Iranian Revolution (1979). These were perhaps genuine exogenous shocks, but in our view, the current surge in energy and food prices is due to short-sighted policy planning and malinvestment to secure future energy and food price stability. It is increasingly obvious to us that the world is undersupplied in legacy energy and food, which influence the prices of many other products and services. Unfortunately, these shortages lack a rapid or inexpensive remedy, as energy projects take time to develop, as do crops and animals time to grow. We believe that the time to have prepared for this was years, if not decades ago.

The current parallels to the 1960s and 1970s are striking, and the same difficult policy decisions will have to be made. One on hand, higher rates and tighter policy can combat some inflationary pressures, but likely risk a recession and capital market instability. This in turn would likely prompt demand for additional stimulus to stem the resulting rising unemployment and economic contraction. Thus, it would appear to be a self-fulfilling cycle, where higher long-term price levels are inevitable. To conclude with another quote from Mr. Berra “It’s like déjà vu all over again.”

Paradigm Fund: The Fund performance was driven by positive returns in investments in “hard asset” companies which we believe stand to benefit from rising price levels. These sectors include energy, precious metals, and real estate. Blockchain /cryptocurrency exposure generated solid absolute returns, but lagged the benchmark. The small/mid cap and value bias of the Fund did not detract from absolute or relative returns, despite market leadership from large/mega cap and growth companies. Modest exposure to precious metals-

related companies generated positive absolute performance, yet detracted from relative performance.

Small Cap Fund: The Fund performance was driven by positive returns in “hard asset” companies which we believe stand to benefit from rising price levels, in addition to exposure to “defense technology” companies which we believe have decades of future secular growth potential. These sectors primarily include energy and real estate, as well as industrials/defense. These industries have minimal weighting in the benchmark and contributed to material relative outperformance. Modest exposure to precious metals-related companies, which declined slightly for the year, detracted from relative performance.

Market Opportunities Fund: The Fund performance was driven by positive returns in transactions, payments, and blockchain/cryptocurrency related companies which we believe will benefit from rising price levels and price volatility. Note that, while absolute returns for blockchain/cryptocurrency exposures were positive, they lagged the benchmark. The Fund also benefitted from select exposure to the energy and real estate industries. In aggregate, returns were comparable to broader U.S. large cap equity indexes despite outsized exposure to small/mid cap and value companies which underperformed.

Internet Fund: The Fund performance was driven by positive returns in blockchain/cryptocurrency, payments, and transaction related companies. Performance did not match the gains of the large/mega cap dominated indexes largely due to relative underperformance from cryptocurrency exposure (though absolute returns were positive). Despite outsized gains in the underlying crypto market, the investment vehicle traded at a substantial discount to net asset value during the year. We expect this to be remedied as the regulatory environment for the industry develops in the coming years.

Global Fund: The Fund performance was driven by positive returns in “hard asset” companies which we believe stand to benefit from rising price levels. These industries include energy, precious metals, iron ore and shipping. Despite outperformance in many of these companies, blockchain/cryptocurrency exposure proved a headwind to relative returns (though absolute returns were positive), which lagged the global large cap benchmark.

Medical Fund: The Fund performance was driven by positive returns in leading global pharmaceutical companies, in addition to smaller allocations to leading biotechnology companies. Pharmaceutical returns were strong, driving much of the annual gain, while biotechnology companies lagged both pharmaceutical and health care services peer companies. As a result, the Fund outperformed the biotechnology index materially, and was comparable to the pharmaceutical index, but well below the broader market and health care sector.

Spin-Off & Restructuring Fund: The Fund performance was driven by positive returns in legacy spin-offs in energy, real estate, and payments. The Fund has had minimal turnover due to a dearth of attractive new spin-offs. However, the legacy positions continue to post strong returns, easily besting the broader large capitalization equity benchmarks. Exposure to payments companies, specifically one of the largest digital payment service providers in the world, detracted from otherwise strong returns.

Multi-Disciplinary Income Fund: The Fund performance was driven by positive returns in select high yield bonds, with limited duration profiles. However, the defensive cash position and minimal options exposure muted otherwise strong returns. The defensive posture is a result of high valuations coupled with compressed risk premia across asset classes. While the Fund performance trailed the High Yield Index due to the cash overhang, it outperformed the Bloomberg U.S. Aggregate Bond Index which declined for year.

Alternative Income Fund: The Fund performance was driven by negative returns in shorter duration credit vehicles. The value of these securities declined modestly due to rising interest rates, but are still nearly assured to mature at par. The defensive cash position cushioned the decline, which is comparable the Bloomberg U.S. Aggregate Bond Index, but in excess of the shorter duration Bloomberg U.S. 1-3 Year Credit Index. Fixed income markets remain one of the poorest risk/reward propositions in all of the asset classes, hence the prolonged defensive posture.

Disclosure

This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Market Opportunities Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet, biotechnology and certain capital markets or gaming stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries, hence they may experience extreme price and volume fluctuations.

International investing [for all Funds] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share prices for these Funds are expected to be more volatile than that of U.S.-only funds. Past performance is no guarantee of future performance.

Because smaller companies [for The Small Cap Opportunities Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.

Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for The Multi- Disciplinary Income Fund and The Alternative Income Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Funds. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the investments in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.

As non-diversified Funds, except The Global Fund, The Alternative Income Fund and The Multi-Disciplinary Income Fund, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies. Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds, except Kinetics Spin-Off and Corporate Restructuring Fund, pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of the Kinetics Portfolios Trust.

The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The MSCI All Country World Index, the S&P 500® Index, NASDAQ Composite®, S&P 600® Small Cap Index, MSCI EAFE® Index, Bloomberg U.S. 1-3 Year Credit Index, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Corporate High Yield Bond Index each represent an unmanaged, broad-basket of stocks or bonds. They are typically used as a proxy for overall market performance.

Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Horizon Kinetics Asset Management LLC, Investment Adviser to Kinetics Mutual Funds, Inc.

For more information, log onto www.kineticsfunds.com. January 1, 2022 — Horizon Kinetics Asset Management, LLC®

How a $10,000 and $1,000,000 Investment Have Grown:

The charts show the growth of a $10,000 investment in the Feeder Funds and a $1,000,000 investment in The Kinetics Spin-Off and Restructuring Fund (“The Spin-off Fund”) as compared to the performance of one or two representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original costs.

S&P 500® Index — is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500® is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

NASDAQ Composite® — is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite® is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

MSCI ACWI (All Country World) Index — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 50 country indices comprising 23 developed and 27 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech

Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The securities that compromise the MSCI ACWI may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

S&P 600® SmallCap Index — measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The securities that comprise the S&P 600® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

MSCI EAFE® Index (Europe, Australasia, Far East) — is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2, 2014, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The securities that compromise the MSCI EAFE® may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

Bloomberg U.S. 1-3 Year Credit Index — measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year and less than three years. The securities that compromise the Bloomberg U.S. 1-3 Year Credit Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

Bloomberg U.S. Aggregate Bond Index — covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed. The securities that compromise the Bloomberg U.S. Aggregate Bond Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

Bloomberg U.S. Corporate High Yield Bond Index —is composed of fixed-rate, publicly issued, non-investment grade debt. The securities that comprise the Bloomberg U.S. Corporate High Yield Bond Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

The Internet Fund
December 31, 2011 — December 31, 2021 (Unaudited)

			Ended 12/31/2021

		Advisor	Advisor
	No Load	Class A	Class A	Advisor
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®
One Year	15.35%	15.06%	8.45%	14.52%	28.71%
Five Years	21.16%	20.86%	19.44%	20.27%	18.47%
Ten Years	16.22%	15.93%	15.25%	15.36%	16.55%
Twenty Years	10.86%	N/A	N/A	N/A	9.52%
Since Inception
No Load Class
(10/21/96)	15.06%	N/A	N/A	N/A	9.88%
Since Inception
Advisor
Class A
(4/26/01)	N/A	9.79%	9.48%	N/A	8.86%
Since Inception
Advisor
Class C
(2/16/07)	N/A	N/A	N/A	11.63%	10.54%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 2011 — December 31, 2021 (Unaudited)

			Ended 12/31/2021
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®	ACWI
One Year	16.32%	16.16%	9.51%	15.44%	28.71%	18.54%
Five Years	15.06%	15.00%	13.63%	14.18%	18.47%	14.40%
Ten Years	10.74%	10.61%	9.95%	9.91%	16.55%	11.85%
Twenty Years	5.90%	N/A	N/A	N/A	9.52%	7.98%
Since Inception
No Load Class
(12/31/99)	1.38%	N/A	N/A	N/A	7.53%	5.63%
Since Inception
Advisor
Class A
(5/19/08)	N/A	6.81%	6.35%	N/A	11.53%	6.97%
Since Inception
Advisor
Class C
(5/19/08)	N/A	N/A	N/A	6.14%	11.53%	6.97%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 2011 — December 31, 2021 (Unaudited)

			Ended 12/31/2021
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	ACWI
One Year	38.15%	37.83%	29.89%	37.11%	38.44%	28.71%	18.54%
Five Years	17.70%	17.40%	16.02%	16.82%	17.94%	18.47%	14.40%
Ten Years	15.81%	15.52%	14.84%	14.95%	16.05%	16.55%	11.85%
Twenty Years	11.51%	N/A	N/A	N/A	N/A	9.52%	7.98%
Since Inception
No Load Class
(12/31/99)	10.71%	N/A	N/A	N/A	N/A	7.53%	5.63%
Since Inception
Advisor Class A
(4/26/01)	N/A	10.91%	10.59%	N/A	N/A	8.86%	7.16%
Since Inception
Advisor Class C
(6/28/02)	N/A	N/A	N/A	10.93%	N/A	10.57%	8.67%
Since Inception
Institutional Class
(5/27/05)	N/A	N/A	N/A	N/A	10.41%	10.90%	8.30%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Medical Fund
December 31, 2011 — December 31, 2021 (Unaudited)

			12/31/2021
		Advisor	Advisor
	No Load	Class A	Class A	Advisor
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®
One Year	10.59%	10.30%	3.97%	9.78%	28.71%
Five Years	9.51%	9.23%	7.94%	8.69%	18.47%
Ten Years	11.32%	11.04%	10.38%	10.48%	16.55%
Twenty Years	7.04%	N/A	N/A	N/A	9.52%
Since Inception
No Load Class
(9/30/99)	9.18%	N/A	N/A	N/A	8.11%
Since Inception
Advisor
Class A
(4/26/01)	N/A	6.47%	6.16%	N/A	8.86%
Since Inception
Advisor
Class C
(2/16/07)	N/A	N/A	N/A	7.97%	10.54%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
December 31, 2011 — December 31, 2021 (Unaudited)

				Ended 12/31/2021
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	S&P 600®
One Year	50.33%	49.94%	41.32%	49.20%	50.62%	28.71%	26.82%
Five Years	19.86%	19.55%	18.14%	18.95%	20.09%	18.47%	12.42%
Ten Years	17.60%	17.30%	16.60%	16.71%	17.83%	16.55%	14.50%
Since Inception
No Load Class
(3/20/00)	11.77%	N/A	N/A	N/A	N/A	7.64%	10.34%
Since Inception
Advisor
Class A
(12/31/01)	N/A	10.53%	10.20%	N/A	N/A	9.52%	10.73%
Since Inception
Advisor
Class C
(2/16/07)	N/A	N/A	N/A	8.37%	N/A	10.54%	9.92%
Since Inception
Institutional
Class
(8/12/05)	N/A	N/A	N/A	N/A	10.86%	10.85%	10.31%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Market Opportunities Fund
December 31, 2011 — December 31, 2021 (Unaudited)

				Ended 12/31/2021
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	MSCI EAFE®
One Year	28.04%	27.70	20.37%	27.06%	28.31%	28.71%	11.26%
Five Years	19.79%	19.49%	18.09%	18.89%	20.04%	18.47%	9.55%
Ten Years	15.97%	15.68%	15.00%	15.10%	N/A	16.55%	8.03%
Since Inception
No Load Class
(1/31/06)	10.58%	N/A	N/A	N/A	N/A	10.85%	4.53%
Since Inception
Advisor
Class A
(1/31/06)	N/A	10.31%	9.90%	N/A	N/A	10.85%	4.53%
Since Inception
Advisor
Class C
(2/16/07)	N/A	N/A	N/A	8.59%	N/A	10.54%	3.34%
Since Inception
Institutional
Class
(5/19/08)	N/A	N/A	N/A	N/A	10.11%	11.53%	3.21%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Alternative Income Fund
December 31, 2011 — December 31, 2021 (Unaudited)

				Ended 12/31/2021
						Bloomberg	Bloomberg
		Advisor	Advisor			U.S. 1-3	U.S.
	No Load	Class A	Class A	Advisor	Institutional	Year	Aggregate
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Credit	Bond
One Year	-1.32%	-1.57%	-7.23%	-2.06%	-1.13%	-0.17%	-1.54%
Five Years	1.31%	1.06%	-0.13%	0.55%	1.51%	2.35%	3.57%
Ten Years	2.98%	2.71%	2.11%	2.20%	3.18%	2.09%	2.90%
Since Inception
No Load Class
(6/29/07)	0.59%	N/A	N/A	N/A	N/A	2.89%	4.16%
Since Inception
Advisor
Class A
(6/29/07)	N/A	0.34%	-0.07%	N/A	N/A	2.89%	4.16%
Since Inception
Advisor
Class C
(6/29/07)	N/A	N/A	N/A	-0.16%	N/A	2.89%	4.16%
Since Inception
Institutional
Class
(6/29/07)	N/A	N/A	N/A	N/A	0.82%	2.89%	4.16%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Multi-Disciplinary Income Fund
December 31, 2011 — December 31, 2021 (Unaudited)

				Ended 12/31/2021
							Bloomberg
						Bloomberg	U.S.
		Advisor	Advisor			U.S.	Corporate
	No Load	Class A	Class A	Advisor	Institutional	Aggregate	High
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Bond	Yield Bond
One Year	1.18%	0.94%	-4.83%	0.44%	1.40%	-1.54%	5.28%
Five Years	2.45%	2.20%	1.00%	1.69%	2.66%	3.57%	6.30%
Since Inception
No Load Class
(2/11/08)	3.99%	N/A	N/A	N/A	N/A	3.79%	7.71%
Since Inception
Advisor
Class A
(2/11/08)	N/A	3.73%	3.29%	N/A	N/A	3.79%	7.71%
Since Inception
Advisor
Class C
(2/11/08)	N/A	N/A	N/A	3.21%	N/A	3.79%	7.71%
Since Inception
Institutional
Class
(2/11/08)	N/A	N/A	N/A	N/A	4.19%	3.79%	7.71%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Kinetics Spin-off and Corporate Restructuring Fund

December 31, 2011 — December 31, 2021 (Unaudited)

			Ended 12/31/2021
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®
One Year	42.90%	42.75%	34.56%	41.73%	43.12%	28.71%
Five Years	N/A	15.90%	14.53%	15.04%	16.19%	18.47%
Ten Years	N/A	13.49%	12.81%	12.69%	13.77%	16.55%
Since Inception
No Load Class
(12/11/17)	16.71%	16.58%	14.88%	15.72%	16.89%	17.56%
Since Inception
Advisor
Class A
(5/4/07)	N/A	5.50%	5.07%	N/A	N/A	10.42%
Since Inception
Advisor
Class C
(5/24/07)	N/A	5.48%	5.06%	4.80%	N/A	10.44%
Since Inception
Institutional
Class
(7/11/07)	N/A	5.02%	4.59%	4.34%	5.25%	10.47%

(1) Reflects front-end sales charge of 5.75%.

* Reflects the growth of a $1,000,000 investment.

Returns for periods greater than one year are average annual total returns.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example

December 31, 2021

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in a series of Kinetics Mutual Funds, Inc. (except the Spin-off Fund, each a “Feeder Fund” and including the Spin-off Fund, collectively the “Funds”), and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2021 and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The Actual Expenses comparison provides information about actual account values and actual expenses. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a “Master Portfolio”, and together the “Master Portfolios”), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. Each Feeder Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio. Note, the Spin-off Fund is not a Feeder Fund.

The Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between a Fund and any other Fund. The Funds’ transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two Funds. The Funds’ transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Funds or shareholders as described in the Funds’ prospectus.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example — (Continued)

December 31, 2021

A shareholder may use the information provided in the first line, together with the amounts invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional costs were included, shareholders costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2021

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/21 to
	(7/1/21)	(12/31/21)	Ratio	12/31/21)
The Internet Fund
The Internet Fund
No Load Class Actual	$1,000.00	$1,002.00	1.71%	$ 8.63
No Load Class Hypothetical (5% return
before expenses)	$1,000.00	$1,016.59	1.71%	$ 8.69
Advisor Class A Actual	$1,000.00	$1,000.70	1.96%	$ 9.88
Advisor Class A Hypothetical (5% return
before expenses)	$1,000.00	$1,015.32	1.96%	$ 9.96
Advisor Class C Actual	$1,000.00	$ 998.30	2.46%	$12.39
Advisor Class C Hypothetical (5% return
before expenses)	$1,000.00	$1,012.80	2.46%	$12.48

The Global Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$ 978.20	1.39%	$ 6.93
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.20	1.39%	$ 7.07
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$ 977.50	1.64%	$ 8.17
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.94	1.64%	$ 8.34
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$ 974.00	2.14%	$10.65
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,014.42	2.14%	$10.87

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2021

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/21 to
	(7/1/21)	(12/31/21)	Ratio	12/31/21)
The Paradigm Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$ 906.50	1.64%	$ 7.88
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.94	1.64%	$ 8.34
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$ 905.40	1.89%	$ 9.08
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,015.68	1.89%	$ 9.60
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$ 903.20	2.39%	$11.47
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual - after expense
reimbursement	$1,000.00	$ 907.60	1.44%	$ 6.92
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.95	1.44%	$ 7.32

The Medical Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$ 955.40	1.39%	$ 6.85
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.20	1.39%	$ 7.07
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$ 954.40	1.64%	$ 8.08
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.94	1.64%	$ 8.34
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$ 952.00	2.14%	$10.53
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,014.44	2.14%	$10.87

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2021

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/21 to
	(7/1/21)	(12/31/21)	Ratio	12/31/21)
The Small Cap Opportunities Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$ 927.60	1.64%	$ 7.97
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.94	1.64%	$ 8.34
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$ 926.40	1.89%	$ 9.18
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,015.68	1.89%	$ 9.60
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$ 924.00	2.39%	$11.59
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual - after expense
reimbursement	$1,000.00	$ 928.50	1.44%	$ 7.00
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.95	1.44%	$ 7.32

The Market Opportunities Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$ 937.30	1.40%	$ 6.84
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.15	1.40%	$ 7.12
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$ 936.30	1.65%	$ 8.05
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.89	1.65%	$ 8.39
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$ 933.90	2.15%	$10.48
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,014.37	2.15%	$10.92
Institutional Class Actual - after expense
reimbursement	$1,000.00	$ 938.40	1.20%	$ 5.86
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,019.16	1.20%	$ 6.11

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2021

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/21 to
	(7/1/21)	(12/31/21)	Ratio	12/31/21)
The Alternative Income Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$ 990.90	0.95%	$ 4.77
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,020.42	0.95%	$ 4.84
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$ 989.60	1.20%	$ 6.02
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,019.16	1.20%	$ 6.11
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$ 987.10	1.70%	$ 8.51
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.64	1.70%	$ 8.64
Institutional Class Actual - after expense
reimbursement	$1,000.00	$ 991.80	0.75%	$ 3.77
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,021.43	0.75%	$ 3.82

The Multi-Disciplinary Income Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$ 991.60	1.49%	$ 7.48
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.69	1.49%	$ 7.58
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$ 991.20	1.74%	$ 8.73
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.43	1.74%	$ 8.84
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$ 988.90	2.24%	$11.23
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Institutional Class Actual - after expense
reimbursement	$1,000.00	$ 993.70	1.29%	$ 6.48
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.70	1.29%	$ 6.56

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2021

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/21 to
	(7/1/21)	(12/31/21)	Ratio	12/31/21)
The Kinetics Spin-off and Corporate Restructuring Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$ 866.10	1.45%	$ 6.82
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.90	1.45%	$ 7.37
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$ 865.70	1.50%	$ 7.05
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.64	1.50%	$ 7.63
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$ 862.70	2.25%	$10.56
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.86	2.25%	$11.42
Institutional Class Actual - after expense
reimbursement	$1,000.00	$ 866.80	1.25%	$ 5.88
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.90	1.25%	$ 6.36

Note:	Each Feeder Fund records its proportionate share of the respective Master Portfolio's expenses on a daily basis. Any expense reductions include Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.
*	Expenses are equal to the Feeder Fund's annualized expense ratio and after expense reimbursement multiplied by the average account value over the period, multiplied by 184/365.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Allocation of Portfolio Assets

December 31, 2021

The Kinetics Spin-off and Corporate Restructuring Fund

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$13,236,773	54.4%
Manufacturing	2,160,218	8.9%
Real Estate	2,081,247	8.6%
Management of Companies and Enterprises	1,514,649	6.2%
Administrative and Support and Waste Management and
Remediation Services	1,514,297	6.2%
Finance and Insurance	754,299	3.1%
Real Estate and Rental and Leasing	697,801	2.9%
Educational Services	629,830	2.6%
Information	578,170	2.4%
Accommodation and Food Services	345,060	1.4%
Arts, Entertainment, and Recreation	258,303	1.1%
Retail Trade	154,074	0.6%
Transportation and Warehousing	143,376	0.6%
Professional, Scientific, and Technical Services	5,100	0.0%
Wholesale Trade	1,557	0.0%

*Excludes Short-Term Investments

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate
Restructuring Fund
Schedule of Investments — December 31, 2021

COMMON STOCKS — 98.96%	Shares	Value
Accommodation — 1.42%
Civeo Corp. — ADR*	18,000	$ 345,060
Beverage and Tobacco Product Manufacturing — 0.34%
Crimson Wine Group Limited*	10,000	82,500
Broadcasting (except Internet) — 0.64%
The E.W. Scripps Company — Class A*	8,000	154,800
Chemical Manufacturing — 0.33%
Prestige Consumer Healthcare, Inc.*	797	48,338
Rayonier Advanced Materials, Inc.*	5,800	33,118
		81,456
Data Processing, Hosting, and Related Services — 6.23%
PayPal Holdings, Inc.* [c]	8,030	1,514,297
Diversified Real Estate Activities — 0.54%
PrairieSky Royalty Limited*	12,100	130,379
E-Commerce — 0.03%
eBay, Inc.	100	6,650
Educational Services — 2.59%
Graham Holdings Company — Class B	1,000	629,830
Fabricated Metal Product Manufacturing — 0.87%
Masco Corporation	3,000	210,660
Funds, Trusts, and Other Financial Vehicles — 1.82%
Capital Southwest Corporation	17,000	429,760
Mesabi Trust	500	13,210
		442,970
Machinery Manufacturing — 1.88%
The Manitowoc Company, Inc.*	2,800	52,052
Welbilt, Inc.*	17,000	404,090
		456,142

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate
Restructuring Fund
Schedule of Investments — December 31, 2021 — (Continued)

	Shares	Value

Management of Companies and Enterprises — 6.23%
Associated Capital Group, Inc. — Class A [c]	32,400	$ 1,393,200
Dundee Corporation — Class A*	28,000	31,920
Galaxy Digital Holdings Ltd.*	5,000	89,529
		1,514,649
Miscellaneous Manufacturing — 5.47%
CSW Industrials, Inc. [c]	11,000	1,329,460
Oil and Gas Extraction — 54.45%
Texas Pacific Land Corp. [c]	10,599	13,236,773
Other Financial Investment Activities — 1.22%
CF Acquisition Corp. VI*	200	2,166
GAMCO Investors, Inc. — Class A	9,200	229,816
Morgan Group Holding Co.*	724	1,557
Power & Digital Infrastructure Acquisition Corp.*	5,800	63,510
		297,049
Other Telecommunications — 1.52%
Liberty Broadband Corporation — Series A*	2,300	370,070
Publishing Industries (except Internet) — 0.22%
Gannett Co., Inc.*	10,000	53,300
Real Estate — 10.89%
DREAM Unlimited Corp.*cf	67,800	2,081,248
The Howard Hughes Corporation*	5,500	559,790
Tejon Ranch Co.*	400	7,632
		2,648,670
Scientific Research and Development Services — 0.02%
Rafael Holdings, Inc. — Class B*	1,000	5,100
Spectator Sports — 1.06%
Liberty Media Corp.-Liberty Braves — Class C*	1,590	44,679
Liberty Media Corp.-Liberty Formula One — Class A*	3,600	213,624
		258,303

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

The Kinetics Spin-off and Corporate

Restructuring Fund

Schedule of Investments — December 31, 2021 — (Continued)

	Shares	Value

Sporting Goods, Hobby, Musical Instrument, and Book Stores — 0.60%
Vista Outdoor, Inc.*	3,200	$ 147,424
Water Transportation — 0.59%
A.P. Moeller-Maersk A/S — Class B — ADR	8,000	143,376
TOTAL COMMON STOCKS
(cost $7,451,171)		24,058,918

	Principal
CORPORATE BONDS — 0.07%	Amount
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities — 0.07%
GAMCO Investors, Inc., 4.000%, 06/15/2023 fg	$16,000	15,837
TOTAL CORPORATE BONDS
(cost $16,000)		15,837
TOTAL INVESTMENTS — 99.03%
(cost $7,467,171)		$ 24,074,755

Percentages are stated as a percent of net assets.

*	— Non-income producing security.
[c]	— Significant Investment — Greater than 5% of net assets.
[f]	— Level 2 Investment.
[g]	— Illiquid.
ADR	— American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities
December 31, 2021

	The Internet	The Global
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$233,820,904	$27,165,929
Receivable from Adviser	—	8,004
Receivable for Master Portfolio interest sold	2,451,430	545
Receivable for Fund shares sold	72,399	672
Prepaid expenses and other assets	36,385	20,250
Total Assets	236,381,118	27,195,400
LIABILITIES:
Payable for Master Portfolio interest purchased	—	—
Payable to Directors	4,866	545
Payable to Chief Compliance Officer	226	38
Payable for Fund shares repurchased	2,523,829	1,217
Payable for shareholder servicing fees	58,422	5,930
Payable for distribution fees	7,414	11,205
Accrued expenses and other liabilities	45,862	14,653
Total Liabilities	2,640,619	33,588
Net Assets	$233,740,499	$27,161,812
NET ASSETS CONSIST OF:
Paid in capital	$133,168,656	$18,688,806
Accumulated earnings	100,571,843	8,473,006
Net Assets	$233,740,499	$27,161,812
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$226,227,875	$19,127,722
Shares outstanding	3,730,649	2,049,289
Net asset value per share (offering price and redemption price)	$ 60.64	$ 9.33
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$ 5,619,572	$ 594,722
Shares outstanding	101,798	63,894
Net asset value per share (redemption price)	$ 55.20	$ 9.31
Offering price per share ($55.67 divided by .9425 and $9.78
divided by .9425)	$ 58.57	$ 9.88
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$ 1,893,052	$ 7,439,368
Shares outstanding	41,282	860,602
Net asset value per share (offering price and redemption price)	$ 45.86	$ 8.64

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2021

	The Paradigm	The Medical
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$826,568,456	$18,395,183
Receivable from Adviser	3,151	9,059
Receivable for Master Portfolio interest sold	311,290	4,791
Receivable for Fund shares sold	182,075	48
Prepaid expenses and other assets	40,438	18,881
Total Assets	827,105,410	18,427,962
LIABILITIES:
Payable for Master Portfolio interest purchased	—	—
Payable to Adviser	—	—
Payable to Directors	16,497	331
Payable to Chief Compliance Officer	1,245	22
Payable for Fund shares repurchased	493,365	4,839
Payable for shareholder servicing fees	136,476	3,799
Payable for distribution fees	151,234	742
Fund distribution payable	—	—
Accrued expenses and other liabilities	124,902	13,342
Total Liabilities	923,719	23,075
Net Assets	$826,181,691	$18,404,887
NET ASSETS CONSIST OF:
Paid in capital	$263,857,562	$ 9,320,409
Accumulated earnings	562,324,129	9,084,478
Net Assets	$826,181,691	$18,404,887
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$368,385,129	$16,187,565
Shares outstanding	5,020,751	525,906
Net asset value per share (offering price and redemption price)	$ 73.37	$ 30.78
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$155,851,155	$ 2,181,100
Shares outstanding	2,212,682	74,172
Net asset value per share (redemption price)	$ 70.44	$ 29.41
Offering price per share ($79.13 divided by .9425 and $31.09
divided by .9425)	$ 74.74	$ 31.20
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$ 71,947,845	$ 36,222
Shares outstanding	1,119,239	1,273
Net asset value per share (offering price and redemption price)	$ 64.28	$ 28.45
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$229,997,562	N/A
Shares outstanding	3,104,393	N/A
Net asset value per share (offering price and redemption price)	$ 74.09	N/A

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2021

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$269,170,445	$129,473,474
Receivable from Adviser	11,175	34,527
Receivable for Master Portfolio interest sold	193,909	—
Receivable for Fund shares sold	44,826	149,058
Prepaid expenses and other assets	28,648	35,909
Total Assets	269,449,003	129,692,968
LIABILITIES:
Payable for Master Portfolio interest purchased	—	146,204
Payable to Directors	5,225	2,550
Payable to Chief Compliance Officer	368	169
Payable for Fund shares repurchased	238,735	2,854
Payable for shareholder servicing fees	48,343	23,914
Payable for distribution fees	20,775	18,254
Accrued expenses and other liabilities	46,269	28,537
Total Liabilities	359,715	222,482
Net Assets	$269,089,288	$129,470,486
NET ASSETS CONSIST OF:
Paid in capital	$127,403,729	$ 65,820,786
Accumulated earnings	141,685,559	63,649,700
Net Assets	$269,089,288	$129,470,486
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$195,630,936	$ 86,942,614
Shares outstanding	1,980,495	2,164,817
Net asset value per share (offering price and redemption price)	$ 98.78	$ 40.16
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$ 14,754,575	$ 8,785,883
Shares outstanding	154,914	222,202
Net asset value per share (redemption price)	$ 95.24	$ 39.54
Offering price per share ($104.25 divided by .9425 and $42.77
divided by .9425)	$ 101.05	$ 41.95
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$ 9,219,374	$ 11,087,153
Shares outstanding	102,207	293,928
Net asset value per share (offering price and redemption price)	$ 90.20	$ 37.72
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$ 49,484,403	$ 22,654,836
Shares outstanding	490,769	555,458
Net asset value per share (offering price and redemption price)	$ 100.83	$ 40.79

* Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2021

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$8,269,717	$24,549,678
Receivable from Adviser	9,547	11,633
Receivable for Master Portfolio interest sold	—	136,971
Receivable for Fund shares sold	1	776
Prepaid expenses and other assets	18,993	36,348
Total Assets	8,298,258	24,735,406
LIABILITIES:
Payable for Master Portfolio interest purchased	1	—
Payable to Directors	177	484
Payable to Chief Compliance Officer	21	41
Payable for Fund shares repurchased	—	137,747
Payable for shareholder servicing fees	1,076	2,420
Payable for distribution fees	3,222	12,472
Fund distribution payable	—	—
Accrued expenses and other liabilities	13,076	15,240
Total Liabilities	17,573	168,404
Net Assets	$8,280,685	$24,567,002
NET ASSETS CONSIST OF:
Paid in capital	$8,184,967	$29,087,354
Accumulated earnings (deficit)	95,718	(4,520,352)
Net Assets	$8,280,685	$24,567,002
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$2,626,145	$ 3,202,335
Shares outstanding	26,549	307,965
Net asset value per share (offering price and redemption price)	$ 98.92	$ 10.40
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$ 777,889	$ 1,379,813
Shares outstanding	7,985	133,368
Net asset value per share (redemption price)	$ 97.42	$ 10.35
Offering price per share ($98.44 divided by .9425 and $10.48
divided by .9425)	$ 103.36	$ 10.98
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$ 798,405	$ 3,113,985
Shares outstanding	8,603	304,811
Net asset value per share (offering price and redemption price)	$ 92.81	$ 10.22
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$4,078,246	$16,870,869
Shares outstanding	40,611	1,619,609
Net asset value per share (offering price and redemption price)	$ 100.42	$ 10.42

* Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Assets & Liabilities — (Continued)
December 31, 2021

The Kinetics
Spin-off and
Corporate
Restructuring
Fund
ASSETS:
Investments, at value(1)	$24,074,755
Cash	261,442
Dividends and interest receivable	5,103
Prepaid expenses and other assets	24,609
Total Assets	24,365,909
LIABILITIES:
Payable to Adviser	11,293
Payable to Directors	512
Payable to Chief Compliance Officer	36
Payable to custodian	2,017
Payable for Fund shares repurchased	3,261
Payable for shareholder servicing fees	2,168
Payable for distribution fees	5,933
Accrued expenses and other liabilities	30,670
Total Liabilities	55,890
Net Assets	$24,310,019
(1) Cost of investments	$ 7,467,171
NET ASSETS CONSIST OF:
Paid in capital	$ 8,644,074
Accumulated earnings	15,665,945
Net Assets	$24,310,019
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$ 124,557
Shares outstanding	6,488
Net asset value per share (offering price and redemption price)	$ 19.20
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$ 5,869,413
Shares outstanding	321,081
Net asset value per share (redemption price)	$ 18.28
Offering price per share ($21.14 divided by .9425)	$ 19.40
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$ 939,511
Shares outstanding	55,434
Net asset value per share (offering price and redemption price)	$ 16.95
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$17,376,538
Shares outstanding	944,172
Net asset value per share (offering price and redemption price)	$ 18.40

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations
For the Year Ended December 31, 2021

	The Internet	The Global
	Fund	Fund
INVESTMENT LOSS ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$ 677,343	$ 122,832
Interest	15,536	3,161
Income from securities lending	302,520	7,691
Expenses allocated from Master Portfolio	(3,190,386)	(405,143)
Net investment loss from Master Portfolio	(2,194,987)	(271,459)
EXPENSES:
Distribution fees – Advisor Class A (See Note 3)	10,516	1,570
Distribution fees – Advisor Class C (See Note 3)	14,341	56,844
Shareholder servicing fees – Advisor Class A (See Note 3)	10,516	1,570
Shareholder servicing fees – Advisor Class C (See Note 3)	4,780	18,948
Shareholder servicing fees – No Load Class (See Note 3)	581,757	47,857
Transfer agent fees and expenses	86,711	19,037
Reports to shareholders	23,523	3,537
Administration fees	59,432	10,405
Professional fees	26,409	12,040
Directors’ fees	17,639	2,061
Chief Compliance Officer fees	3,785	446
Registration fees	60,576	47,268
Fund accounting fees	8,421	996
Other expenses	7,907	853
Total expenses	916,313	223,432
Less, expense reimbursement	—	(189,992)
Net expenses	916,313	33,440
Net investment loss	(3,111,300)	(304,899)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	1,373,275	436,103
Net change in unrealized appreciation of:
Investments and foreign currency	17,498,415	2,328,014
Net gain on investments	18,871,690	2,764,117
Net increase in net assets resulting from operations	$15,760,390	$ 2,459,218
† Net of foreign taxes withheld of:	$ 4,287	$ 11,677

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2021

	The Paradigm	The Medical
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$ 5,453,771	$ 407,034
Interest	25,835	36
Income from securities lending	1,182,840	3,475
Expenses allocated from Master Portfolio	(11,716,792)	(266,524)
Net investment income (loss) from Master Portfolio	(5,054,346)	144,021
EXPENSES:
Distribution fees – Advisor Class A (See Note 3)	383,784	5,382
Distribution fees – Advisor Class C (See Note 3)	646,781	433
Shareholder servicing fees – Advisor Class A (See Note 3)	383,784	5,381
Shareholder servicing fees – Advisor Class C (See Note 3)	215,594	144
Shareholder servicing fees – No Load Class (See Note 3)	979,643	40,434
Shareholder servicing fees – Institutional Class (See Note 3)	500,830	—
Transfer agent fees and expenses	170,580	17,879
Reports to shareholders	47,022	2,938
Administration fees	222,976	6,581
Professional fees	205,400	9,681
Directors’ fees	64,261	1,370
Chief Compliance Officer fees	14,074	292
Registration fees	70,119	47,423
Fund accounting fees	32,096	665
Other expenses	31,394	710
Total expenses	3,968,338	139,313
Less, expense waiver for Institutional Class shareholder servicing fees	(375,622)	—
Less, expense reimbursement	(314,594)	(144,487)
Net expenses	3,278,122	(5,174)
Net investment income (loss)	(8,332,468)	149,195
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	21,047,088	251,206
Net change in unrealized appreciation of:
Investments and foreign currency	225,330,711	1,396,568
Net gain on investments	246,377,799	1,647,774
Net increase in net assets resulting from operations	$238,045,331	$1,796,969
† Net of foreign taxes withheld of:	$ 170,012	$ 11,715

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2021

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
INVESTMENT LOSS ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$ 1,782,004	$ 736,978
Interest	5,166	10,517
Income from securities lending	175,782	64,047
Expenses allocated from Master Portfolio	(3,674,269)	(1,791,390)
Net investment loss from Master Portfolio	(1,711,317)	(979,848)
EXPENSES:
Distribution fees – Advisor Class A (See Note 3)	35,950	24,420
Distribution fees – Advisor Class C (See Note 3)	77,012	88,274
Shareholder servicing fees – Advisor Class A (See Note 3)	35,950	24,420
Shareholder servicing fees – Advisor Class C (See Note 3)	25,671	29,424
Shareholder servicing fees – No Load Class (See Note 3)	488,539	223,567
Shareholder servicing fees – Institutional Class (See Note 3)	109,670	42,443
Transfer agent fees and expenses	60,194	39,633
Reports to shareholders	20,888	7,707
Administration fees	69,778	36,425
Professional fees	42,733	18,678
Directors’ fees	19,597	9,764
Chief Compliance Officer fees	4,277	2,127
Registration fees	63,409	63,665
Fund accounting fees	9,940	4,801
Other expenses	9,218	4,401
Total expenses	1,072,826	619,749
Less, expense waiver for Institutional Class shareholder servicing fees	(82,253)	(31,832)
Less, expense reimbursement	(153,201)	(458,451)
Net expenses	837,372	129,466
Net investment loss	(2,548,689)	(1,109,314)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	1,647,285	410,522
Net change in unrealized appreciation of:
Investments and foreign currency	85,846,420	26,139,518
Net gain on investments	87,493,705	26,550,040
Net increase in net assets resulting from operations	$84,945,016	$25,440,726
† Net of foreign taxes withheld of:	$ 90,430	$ 29,191

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2021

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends	$ 86,150	$ 232,610
Interest	1,310	573,519
Income from securities lending	—	41,287
Expenses allocated from Master Portfolio	(129,626)	(384,268)
Net investment income (loss) from Master Portfolio	(42,166)	463,148
EXPENSES:
Distribution fees — Advisor Class A (See Note 3)	1,918	4,146
Distribution fees – Advisor Class C (See Note 3)	4,492	33,403
Shareholder servicing fees – Advisor Class A (See Note 3)	1,918	4,146
Shareholder servicing fees – Advisor Class C (See Note 3)	1,497	11,135
Shareholder servicing fees – No Load Class (See Note 3)	6,777	8,536
Shareholder servicing fees – Institutional Class (See Note 3)	13,745	34,180
Transfer agent fees and expenses	21,652	23,956
Reports to shareholders	2,118	3,088
Administration fees	4,748	8,652
Professional fees	9,376	10,554
Directors’ fees	787	1,911
Chief Compliance Officer fees	179	424
Registration fees	60,368	58,547
Fund accounting fees	396	959
Other expenses	541	1,173
Total expenses	130,512	204,810
Less, expense waiver for Institutional Class shareholder servicing fees	(10,309)	(25,635)
Less, expense reimbursement	(153,148)	(163,490)
Net expenses	(32,945)	15,685
Net investment income (loss)	(9,221)	447,463
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	54	353,345
Long term realized gain distributions received from other
investment companies	8,648	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(123,704)	(507,059)
Net loss on investments	(115,002)	(153,714)
Net increase (decrease) in net assets resulting from operations	$(124,223)	$ 293,749

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Operations — (Continued)
For the Year Ended December 31, 2021

The Kinetics
Spin-off and
Corporate
Restructuring
Fund
INVESTMENT INCOME:
INVESTMENT INCOME:
Dividends†	$ 220,323
Interest	432
Total investment income	220,755
EXPENSES:
Distribution fees – Advisor Class A (See Note 3)	13,277
Distribution fees – Advisor Class C (See Note 3)	13,657
Shareholder servicing fees – Advisor Class A (See Note 3)	13,277
Shareholder servicing fees – Advisor Class C (See Note 3)	4,553
Shareholder servicing fees – No Load Class (See Note 3)	221
Shareholder servicing fees – Institutional Class (See Note 3)	36,125
Transfer agent fees and expenses	23,552
Reports to shareholders	2,400
Administration fees	23,134
Professional fees	21,928
Directors’ fees	2,167
Chief Compliance Officer fees	405
Registration fees	60,681
Fund accounting fees	4,594
Investment advisory fees	252,827
Custodian fees and expenses	8,087
Other expenses	870
Total expenses	481,755
Less, expense waiver for Institutional Class shareholder servicing fees	(27,094)
Less, expense reimbursement	(106,965)
Net expenses	347,696
Net investment loss	(126,941)
REALIZED AND UNREALIZED GAN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
Investments and foreign currency	221,667
Net change in unrealized appreciation of:
Investments and foreign currency	7,422,202
Net gain on investments	7,643,869
Net increase in net assets resulting from operations	$ 7,516,928
† Net of foreign taxes withheld of:	$ 3,543

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020

OPERATIONS:
Net investment loss	$ (3,111,300)	$ (966,517)	$ (304,899)	$ (107,486)
Net realized gain on sale of
investments and foreign currency	1,373,275	3,043,421	436,103	9,404
Net change in unrealized appreciation
of investments and foreign
currency	17,498,415	59,745,847	2,328,014	4,110,973
Net increase in net assets resulting
from operations	15,760,390	61,822,751	2,459,218	4,012,891
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(1,978,383)	—	(656,975)	—
Advisor Class A (See Note 5)	(52,048)	—	(15,725)	—
Advisor Class C (See Note 5)	(21,037)	—	(181,634)	—
Total distributions to shareholders	(2,051,468)	—	(854,334)	—
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	136,313,042	14,218,771	13,439,053	4,310,806
Redemption fees	182,351	12,380	10,095	390
Proceeds from shares issued to holders
in reinvestment of dividends	1,911,515	—	632,061	—
Cost of shares redeemed	(94,996,217)	(20,439,520)	(9,676,171)	(1,341,339)
Net increase (decrease) in net assets
resulting from capital
share transactions	43,410,691	(6,208,369)	4,405,038	2,969,857
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	4,286,195	256,598	110,119	1,200
Redemption fees	3,089	237	315	26
Proceeds from shares issued to holders
in reinvestment of dividends	49,698	—	15,075	—
Cost of shares redeemed	(1,619,377)	(759,034)	(182,184)	(810,919)
Net increase (decrease) in net assets
resulting from capital
share transactions	2,719,605	(502,199)	(56,675)	(809,693)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$ 978,354	$ 199,614	$ 1,083,086	$ 259,725
Redemption fees	1,537	88	3,889	203
Proceeds from shares issued to holders
in reinvestment of dividends	20,825	—	155,785	—
Cost of shares redeemed	(896,939)	(104,982)	(494,660)	(387,522)
Net increase (decrease) in net
assets resulting from capital
share transactions	103,777	94,720	748,100	(127,594)
TOTAL INCREASE IN NET ASSETS:	59,942,995	55,206,903	6,701,347	6,045,461
NET ASSETS:
Beginning of year	173,797,504	118,590,601	20,460,465	14,415,004
End of year	$233,740,499	$173,797,504	$ 27,161,812	$ 20,460,465
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	2,003,836	356,406	1,307,096	654,170
Shares issued in reinvestments of
dividends and distributions	31,183	—	67,312	—
Shares redeemed	(1,499,540)	(565,013)	(1,000,011)	(201,297)
Net increase (decrease) in
shares outstanding	535,479	(208,607)	374,397	452,873
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	69,489	6,975	10,767	178
Shares issued in reinvestments of
dividends and distributions	891	—	1,609	—
Shares redeemed	(27,734)	(21,824)	(18,254)	(131,885)
Net increase (decrease) in
shares outstanding	42,646	(14,849)	(5,878)	(131,707)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	20,189	6,285	116,394	39,280
Shares issued in reinvestments of
dividends and distributions	449	—	17,907	—
Shares redeemed	(17,872)	(3,931)	(53,768)	(63,278)
Net decrease in shares outstanding	2,766	2,354	80,533	(23,998)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
OPERATIONS:
Net investment income (loss)	$ (8,332,468)	$ 1,976,842	$ 149,195	$ 186,033
Net realized gain on sale of investments
and foreign currency	21,047,088	17,272,937	251,206	265,972
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	225,330,711	(29,195,559)	1,396,568	1,259,712
Net increase (decrease) in net assets
resulting from operations	238,045,331	(9,945,780)	1,796,969	1,711,717
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(6,074,958)	(5,839,300)	(172,448)	(429,132)
Advisor Class A (See Note 5)	(2,668,869)	(1,876,753)	(19,378)	(55,654)
Advisor Class C (See Note 5)	(1,344,113)	(1,716,729)	(91)	(2,316)
Institutional Class (See Note 5)	(4,236,142)	(4,238,734)	N/A	N/A
Total distributions to shareholders	(14,324,082)	(13,671,516)	(191,917)	(487,102)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	86,425,619	11,967,375	573,519	2,649,464
Redemption fees	43,837	4,946	2,502	165
Proceeds from shares issued to holders
in reinvestment of dividends	5,882,956	5,619,354	169,249	419,630
Cost of shares redeemed	(92,148,122)	(80,535,219)	(1,427,235)	(4,141,148)
Net increase (decrease) in net assets
resulting from capital
share transactions	204,290	(62,943,544)	(681,965)	(1,071,889)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$ 52,017,739	$ 10,549,050	$ 108,238	$ 1,108,991
Redemption fees	16,632	918	338	23
Proceeds from shares issued to holders
in reinvestment of dividends	2,288,439	1,617,156	18,657	53,578
Cost of shares redeemed	(22,889,875)	(28,766,466)	(179,534)	(387,142)
Net increase (decrease) in net assets
resulting from capital
share transactions	31,432,935	(16,599,342)	(52,301)	775,450
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	2,500,097	1,905,855	—	2,248
Redemption fees	9,648	1,559	6	1
Proceeds from shares issued to holders
in reinvestment of dividends	1,264,060	1,631,822	87	2,287
Cost of shares redeemed	(49,091,960)	(27,339,246)	(75,403)	(71,301)
Net decrease in net assets resulting
from capital share transactions	(45,318,155)	(23,800,010)	(75,310)	(66,765)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	33,700,693	43,480,749	N/A	N/A
Redemption fees	27,677	1,664	N/A	N/A
Proceeds from shares issued to holders
in reinvestment of dividends	4,056,304	3,870,496	N/A	N/A
Cost of shares redeemed	(59,988,789)	(61,706,903)	N/A	N/A
Net (decrease) in net assets
resulting from capital
share transactions	(22,204,115)	(14,353,994)	N/A	N/A
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	187,836,204	(141,314,186)	795,476	861,411
NET ASSETS:
Beginning of year	638,345,487	779,659,673	17,609,411	16,748,000
End of year	$ 826,181,691	$638,345,487	$ 18,404,887	$ 17,609,411
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	1,059,024	265,286	18,455	108,242
Shares issued in reinvestments of
dividends and distributions	79,932	103,966	5,465	14,870
Shares redeemed	(1,209,154)	(1,804,593)	(47,617)	(155,599)
Net decrease in shares
outstanding	(70,198)	(1,435,341)	(23,697)	(32,487)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	682,231	241,047	3,837	44,669
Shares issued in reinvestments of
dividends and distributions	32,391	31,069	631	1,986
Shares redeemed	(313,258)	(706,433)	(6,091)	(15,587)
Net increase (decrease) in
shares outstanding	401,364	(434,317)	(1,623)	31,068
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	38,400	44,530	—	87
Shares issued in reinvestments of
dividends and distributions	19,604	34,124	3	88
Shares redeemed	(709,706)	(690,848)	(2,905)	(2,896)
Net decrease in shares outstanding	(651,702)	(612,194)	(2,902)	(2,721)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	447,389	1,002,201	N/A	N/A
Shares issued in reinvestments of
dividends and distributions	54,579	70,927	N/A	N/A
Shares redeemed	(785,508)	(1,441,654)	N/A	N/A
Net decrease in shares outstanding	(283,540)	(368,526)	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
OPERATIONS:
Net investment income (loss)	$ (2,548,689)	$ 1,414,012	$ (1,109,314)	$ 248,359
Net realized gain (loss) on sale of
investments and foreign currency	1,647,285	(5,276,031)	410,522	26,099
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	85,846,420	(8,832,876)	26,139,518	13,441,898
Net increase (decrease) in net assets
resulting from operations	84,945,016	(12,694,895)	25,440,726	13,716,356
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(3,231,920)	—	(1,336,743)	(171,344)
Advisor Class A (See Note 5)	(206,877)	—	(111,931)	(1,457)
Advisor Class C (See Note 5)	(59,714)	—	(39,057)	—
Institutional Class (See Note 5)	(957,560)	—	(385,830)	(59,441)
Total distributions to shareholders	(4,456,071)	—	(1,873,561)	(232,242)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	73,181,695	6,408,289	19,161,499	6,302,187
Redemption fees	106,632	3,078	35,684	468
Proceeds from shares issued to holders
in reinvestment of dividends	3,159,453	—	1,330,343	170,669
Cost of shares redeemed	(64,221,864)	(53,469,495)	(16,240,838)	(7,260,344)
Net increase (decrease) in net assets
resulting from capital
share transactions	12,225,916	(47,058,128)	4,286,688	(787,020)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$ 8,903,792	$ 1,213,161	$ 4,040,870	$ 265,591
Redemption fees	8,192	50	4,207	32
Proceeds from shares issued to holders
in reinvestment of dividends	190,373	—	92,870	1,186
Cost of shares redeemed	(5,749,302)	(4,491,645)	(3,305,130)	(1,559,191)
Net increase (decrease) in net assets
resulting from capital
share transactions	3,353,055	(3,278,434)	832,817	(1,292,382)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	39,238	307,718	1,458,716	198,500
Redemption fees	5,435	48	4,621	45
Proceeds from shares issued to holders
in reinvestment of dividends	57,023	—	36,653	—
Cost of shares redeemed	(4,007,493)	(1,936,435)	(2,380,862)	(2,135,193)
Net decrease in net assets resulting
from capital share transactions	(3,905,797)	(1,628,669)	(880,872)	(1,936,648)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	20,708,468	5,340,146	6,712,534	5,269,257
Redemption fees	30,616	537	8,223	57
Proceeds from shares issued to holders
in reinvestment of dividends	746,219	—	340,112	55,041
Cost of shares redeemed	(22,882,753)	(31,919,957)	(2,060,862)	(4,566,516)
Net increase (decrease) in net assets
resulting from capital
share transactions	(1,397,450)	(26,579,274)	5,000,007	757,839
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	90,764,669	(91,239,400)	32,805,805	10,225,903
NET ASSETS:
Beginning of year	178,324,619	269,564,019	96,664,681	86,438,778
End of year	$269,089,288	$ 178,324,619	$129,470,486	$96,664,681

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	698,768	119,677	434,181	234,790
Shares issued in reinvestments of dividends
and distributions	31,969	—	32,921	5,334
Shares redeemed	(641,362)	(993,502)	(392,084)	(284,060)
Net increase (decrease) in
shares outstanding	89,375	(873,825)	75,018	(43,936)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	84,144	23,230	93,117	10,749
Shares issued in reinvestments of
dividends and distributions	1,998	—	2,335	37
Shares redeemed	(58,100)	(86,239)	(78,681)	(66,555)
Net increase (decrease) in
shares outstanding	28,042	(63,009)	16,771	(55,769)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	419	5,592	36,618	7,571
Shares issued in reinvestments of
dividends and distributions	632	—	966	—
Shares redeemed	(41,557)	(38,811)	(58,960)	(92,704)
Net decrease in shares outstanding	(40,506)	(33,219)	(21,376)	(85,133)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	198,103	95,896	153,208	195,540
Shares issued in reinvestments of
dividends and distributions	7,397	—	8,289	1,694
Shares redeemed	(229,282)	(579,498)	(46,945)	(218,605)
Net increase (decrease) in
shares outstanding	(23,782)	(483,602)	114,552	(21,371)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
OPERATIONS:
Net investment income (loss)	$ (9,221)	$ 48,662	$ 447,463	$ 925,079
Net realized gain (loss) on sale of
investments, foreign currency and
written options	8,702	—	353,345	(827,852)
Net change in unrealized appreciation
(depreciation) of investments,
foreign currency and written
options	(123,704)	144,320	(507,059)	(992,144)
Net increase (decrease) in net assets
resulting from operations	(124,223)	192,982	293,749	(894,917)
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	—	(6,368)	(54,744)	(151,086)
Advisor Class A (See Note 5)	—	—	(23,548)	(50,194)
Advisor Class C (See Note 5)	—	(90)	(47,900)	(159,076)
Institutional Class (See Note 5)	(187)	(42,847)	(328,189)	(563,239)
Total distributions to shareholders	(187)	(49,305)	(454,381)	(923,595)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	499,319	367,371	560,898	988,326
Redemption fees	24	464	2,933	2
Proceeds from shares issued to holders
in reinvestment of dividends	—	5,687	49,554	138,279
Cost of shares redeemed	(479,959)	(1,265,140)	(1,093,835)	(3,105,488)
Net increase (decrease) in net assets
resulting from capital
share transactions	19,384	(891,618)	(480,450)	(1,978,881)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$ 269,579	$ 6,807,904	$ 401,477	$ 562,306
Redemption fees	8	117	1,420	1
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	21,000	42,093
Cost of shares redeemed	(157,136)	(6,878,664)	(835,656)	(565,903)
Net increase (decrease) in net assets
resulting from capital
share transactions	112,451	(70,643)	(411,759)	38,497
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	432,496	138,583	87,474	646,861
Redemption fees	3	116	4,271	32
Proceeds from shares issued to holders
in reinvestment of dividends	—	80	31,932	95,908
Cost of shares redeemed	(278,753)	(200,675)	(2,747,548)	(1,522,854)
Net increase (decrease) in net assets
resulting from capital
share transactions	153,746	(61,896)	(2,623,871)	(780,053)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	164,308	836,078	5,296,325	2,708,435
Redemption fees	72	1,461	14,878	10
Proceeds from shares issued to holders
in reinvestment of dividends	187	42,803	303,006	528,910
Cost of shares redeemed	(4,636,133)	(3,825,221)	(3,591,545)	(7,499,403)
Net increase (decrease) in net assets
resulting from capital share
transactions	(4,471,566)	(2,944,879)	2,022,664	(4,262,048)
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	(4,310,395)	(3,825,359)	(1,654,048)	(8,800,997)
NET ASSETS:
Beginning of year	12,591,080	16,416,439	26,221,050	35,022,047
End of year	$ 8,280,685	$12,591,080	$24,567,002	$26,221,050

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	4,999	3,684	53,441	92,166
Shares issued in reinvestments of
dividends and distributions	—	58	4,721	13,850
Shares redeemed	(4,810)	(12,806)	(104,014)	(302,222)
Net increase (decrease) in
shares outstanding	189	(9,064)	(45,852)	(196,206)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	2,736	69,732	38,292	54,504
Shares issued in reinvestments of
dividends and distributions	—	—	2,010	4,188
Shares redeemed	(1,599)	(71,705)	(80,078)	(55,395)
Net increase (decrease) in
shares outstanding	1,137	(1,973)	(39,776)	3,297
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	4,609	1,471	8,507	64,127
Shares issued in reinvestments of
dividends and distributions	—	1	3,090	9,744
Shares redeemed	(2,960)	(2,131)	(265,706)	(148,726)
Net increase (decrease) in
shares outstanding	1,649	(659)	(254,109)	(74,855)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	1,623	8,333	502,170	256,136
Shares issued in reinvestments of
dividends and distributions	2	426	28,827	52,514
Shares redeemed	(45,804)	(38,112)	(341,481)	(729,220)
Net increase (decrease)
in shares outstanding	(44,179)	(29,353)	189,516	(420,570)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
OPERATIONS:
Net investment income (loss)	$ (126,941)	$ 143,360
Net realized gain (loss) on sale of investments and foreign currency	221,667	(347,218)
Net change in unrealized appreciation (depreciation) of investments	7,422,202	(130,970)
Net increase (decrease) in net assets resulting from operations	7,516,928	(334,828)
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(128)	(104)
Advisor Class A (See Note 5)	(6,536)	(13,352)
Advisor Class C (See Note 5)	(1,594)	(627)
Institutional Class (See Note 5)	(18,643)	(117,018)
Total distributions to shareholders	(26,901)	(131,101)
CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	121,611	3,002
Redemption fees	3	—
Proceeds from shares issued to holders in reinvestment of dividends	128	104
Cost of shares redeemed	(9,376)	(34,226)
Net increase (decrease) in net assets resulting from capital
share transactions	112,366	(31,120)
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	3,019,148	268,554
Redemption fees	288	—
Proceeds from shares issued to holders in reinvestment of dividends	6,006	13,251
Cost of shares redeemed	(436,189)	(1,143,412)
Net increase (decrease) in net assets resulting from capital
share transactions	2,589,253	(861,607)
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	23,000	17,034
Redemption fees	100	—
Proceeds from shares issued to holders in reinvestment of dividends	1,523	620
Cost of shares redeemed	(3,137,211)	(1,169,046)
Net decrease in net assets resulting from capital share transactions	(3,112,588)	(1,151,392)
CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	902,951	283,541
Redemption fees	996	—
Proceeds from shares issued to holders in reinvestment of dividends	15,299	96,286
Cost of shares redeemed	(1,225,423)	(1,781,625)
Net decrease in net assets resulting from capital share transactions	(306,177)	(1,401,798)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	6,772,881	(3,911,846)
NET ASSETS:
Beginning of year	17,537,138	21,448,984
End of year	$24,310,019	$17,537,138

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	5,632	382
Shares issued in reinvestments of dividends and distributions	7	8
Shares redeemed	(509)	(3,716)
Net increase (decrease) in shares outstanding	5,130	(3,326)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	146,243	27,262
Shares issued in reinvestments of dividends and distributions	330	1,039
Shares redeemed	(22,162)	(123,519)
Net increase (decrease) in shares outstanding	124,411	(95,218)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	1,214	2,000
Shares issued in reinvestments of dividends and distributions	90	52
Shares redeemed	(163,776)	(138,330)
Net decrease in shares outstanding	(162,472)	(136,278)
CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	45,249	28,582
Shares issued in reinvestments of dividends and distributions	834	7,516
Shares redeemed	(64,232)	(190,213)
Net increase (decrease) in shares outstanding	(18,149)	(154,115)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements
December 31, 2021

1. Organization

Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Market Opportunities Fund (“Market Opportunities”), The Alternative Income Fund (“Alternative Income”), The Multi-Disciplinary Income Fund (“Multi-Disciplinary Income”) and The Kinetics Spin-off and Corporate Restructuring Fund (“Spin-off Fund”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Alternative Income), February 11, 2008 (Multi-Disciplinary Income) and May 4, 2007 (Spin-off Fund). The Spin-off Fund completed a plan of reorganization at the close of business on December 8, 2017 to begin operations under the Company. Prior to December 8, 2017, the Spin-off Fund, was known as Horizon Spin-off and Corporate Restructuring a series of Investment Managers Series Trust. Each series, except the Spin-off Fund, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”). The Spin-off Fund does not invest all of its investable assets in a Master Portfolio and will directly acquire and manage its own portfolio of securities.

On April 28, 2000 (January 31, 2006, with respect to Market Opportunities, June 29, 2007, with respect to Alternative Income, and February 11, 2008, with respect to Multi-Disciplinary Income), each series in the Company, except for the Spin-off Fund, entered into a master-feeder fund structure. By entering into this structure, each series, except for the Spin-off Fund, (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2021

proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

Each Feeder Fund’s respective interest in the corresponding Master Portfolio as of December 31, 2021, is as follows:

Interest in
Master Portfolio
The Internet Fund	99.978%
The Global Fund	99.948%
The Paradigm Fund	96.740%
The Medical Fund	99.729%
The Small Cap Opportunities Fund	99.959%
The Market Opportunities Fund	99.967%
The Alternative Income Fund	98.454%
The Multi-Disciplinary Income Fund	99.224%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.

As of December 31, 2021, each of the Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.

As of December 31, 2021, each of the Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

As of December 31, 2021, each of the Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2021

As of December 31, 2021, the Paradigm, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge. The Adviser has contractually agreed to waive the portion of the Institutional Class shareholder servicing fee in excess of 0.05%.

Each class of shares for each Feeder Fund and the Spin-off Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the front-end sales charge on the Advisor Class A shares, the contingent deferred sales charge on Class C, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund and the Spin-off Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Refer to the Master Portfolios’ financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

2. Significant Accounting Policies

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2021

between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin- off Fund. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2021

of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2021, 0.86%, 0.98%, 0.07%, 0.43% and 3.02% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Fund and The Market Opportunities Portfolio respectively, were fair valued securities. The other Master Portfolios and Spin-off Fund did not hold any fair valued securities at December 31, 2021.

Bitcoin

The Master Portfolios and Spin-off Fund may invest in Grayscale Bitcoin Trust, a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments. At December 31, 2021, 31.4%, 19.7%, 7.9%, 3.9%, and 15.9% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non-qualifying income under Subchapter M of the Internal Revenue Code.

Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. Since the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2021

consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

As bitcoins have grown in popularity, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and it’s Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2021

Repurchase Agreements

Each Master Portfolio and the Spin-off Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolios and Spin-off Fund receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio and Spin-off Fund in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio and Spin-off Fund may be delayed or limited.

Written Options

The Master Portfolios and Spin-off Fund may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio or Spin-off Fund writes an option, an amount equal to the premium received by the Master Portfolio or Spin-off Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked- to-market to reflect the current value of the option written. By writing the option, the Master Portfolio or Spin-off Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio or Spin-off Fund enters into a closing purchase transaction, the Master Portfolio or Spin-off Fund realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio or Spin-off Fund realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, each of the Master Portfolios and Spin-off Fund are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2021

Foreign Currency Translations

The books and records of the Master Portfolios and Spin-off Fund are maintained in U.S. dollars. For the Master Portfolios and Spin-off Fund, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios and Spin-off Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios and Spin-off Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities

The Master Portfolios and Spin-off Fund may invest in restricted securities. These securities are valued by the Master Portfolios and Spin-off Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios and Spin-off Fund have no right to require registration of unregistered securities. The 144A securities have been deemed to be liquid by the Master Portfolio and Spin-off Fund’s Adviser under the supervision of the Board of Trustees/Directors. At December 31, 2021, none of the Master Portfolios and Spin-off Fund held securities restricted to institutional investors (144A securities).

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

An illiquid asset is any asset which may not be sold or disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment. At December 31, 2021, the following Master Portfolios and Spin-off Fund held illiquid securities.

		Percentage of
	Market Value	Net Assets
The Internet Portfolio	2,005,453	0.86%
The Global Portfolio	265,697	0.98%
The Paradigm Portfolio	581,142	0.07%
The Small Cap Opportunities Portfolio	1,157,409	0.43%
The Market Opportunities Portfolio	3,920,997	3.03%
The Multi-Disciplinary Income Portfolio	125,397	0.51%
The Spin-off Fund	15,837	0.00%

When-Issued Securities

The Master Portfolios and Spin-off Fund may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios and Spin-off Fund record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios and Spin-off Fund maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending

Each Master Portfolio and Spin-off Fund may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker- dealers or indirectly through repurchase agreements with respect to no more than 33 1 / ³ % of the total assets of each Master Portfolio and Spin-off Fund (including any collateral posted) or 50% of the total assets of each Master Portfolio and Spin-off Fund (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios and Spinoff Fund receive interest on the collateral received as well as a fee for the securities loaned.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

Expense Allocation

Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

Federal Income Taxes

Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code. It is intended that the Spin-off Fund will be managed to satisfy the requirements of subchapter M of the Internal Revenue Code.

The consolidated financial statements include the accounts of Cayman, Ltd., Cayman wholly-owned Controlled Foreign Corporations (“CFCs”) and the accounts of Delaware Corporations (“Cayman” or “Delaware”, respectively, or “Subsidiaries” for both). The respective Master Portfolios hold a CFC: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. The respective Master Portfolios hold a Delaware subsidiary: Internet Portfolio, Global Portfolio and Market Opportunities Portfolio. The investment of up to 25% of a Master Portfolio’s assets in the Subsidiaries is a structure that has been used by a number of Registered Investment Companies (“RICs”), avoiding bad income generation by indirectly making commodities-related investments. These investments would not generate qualifying income if they were made directly by the RIC. Under Treasury Regulations, income from a foreign subsidiary that is a CFC, such as the Subsidiaries, is qualifying income for a RIC for U.S. federal income tax purposes (1) to the extent the income is actually distributed by the CFC to the RIC each year and (2) even if not distributed currently, to the extent the income is derived with respect to the RIC’s business of investing in stock, securities or currencies. If the IRS were to determine that income derived from a Master

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

Portfolio’s investment in its Subsidiaries do not constitute qualifying income and if such positions were upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, then the corresponding Feeder Fund might cease to qualify as a RIC and could be required to reduce its exposure to such investments. In that event, a Feeder Fund’s taxable income would be subject to tax at the Feeder Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Feeder Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders.

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and realized gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2021, open tax years include the tax years ended December 31, 2018 through December 31, 2021. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (”GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

Other

Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been incorporated in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

3. Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios and Spin-off Fund. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets. The Spinoff Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate through at least May 1, 2022. The Adviser may discontinue the waiver/reimbursement at any time after May 1, 2022; these waivers/reimbursements are not subject to recapture. Operating expenses exclude brokerage commissions, borrowing costs on securities sold short, short dividends, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses. Below are operating expense limitations by each share class of each of the funds:

	The Internet	The Global
	Fund	Fund
No Load Class	1.71%	1.39%
Class A	1.96%	1.64%
Class C	2.46%	2.14%

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

	The Paradigm	The Medical
	Fund	Fund
No Load Class	1.64%	1.39%
Class A	1.89%	1.64%
Class C	2.39%	2.14%
Institutional Class	1.44%	N/A
	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
No Load Class	1.64%	1.40%
Class A	1.89%	1.65%
Class C	2.39%	2.15%
Institutional Class	1.44%	1.20%
	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
No Load Class	0.95%	1.49%
Class A	1.20%	1.74%
Class C	1.70%	2.24%
Institutional Class	0.75%	1.29%
	The
	Spin-off
	Fund
No Load Class	1.45%
Class A	1.50%
Class C	2.25%
Institutional Class	1.25%

For the year ended December 31, 2021, the rate earned by the Adviser from the Master Portfolios and Spin-off Fund and the waived fees/reimbursed expenses for the Funds are as follows:

	The Internet	The Global
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$—	$189,992

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

	The Paradigm	The Medical
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$314,594	$144,487
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$375,622	N/A

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$153,201	$458,451
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$ 82,253	$ 31,832

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
Annual Advisory Rate	0.90%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$153,148	$163,490
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$ 10,309	$ 25,635

	The
	Spin-off
	Fund
Annual Advisory Rate	1.00%
Expenses Reimbursed by Adviser through
voluntary waiver	$106,965
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$ 27,094

The Adviser receives the shareholder servicing fees from the No Load Class, Advisor Class A and Advisor Class C shares of a Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Funds’ average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Funds’ average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

servicing fee in excess of 0.05% of a Funds’ average daily net assets attributable to Institutional Class shares until at least May 1, 2022. For the year ended December 31, 2021, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin- off Funds.

Shareholder Servicing
Expenses for the
period ended
December 31, 2021
The Internet Fund	$ 597,053
The Global Fund	68,375
The Paradigm Fund	2,079,851
The Medical Fund	45,959
The Small Cap Opportunities Fund	659,830
The Market Opportunities Fund	319,854
The Alternative Income Fund	23,937
The Multi-Disciplinary Income Fund	57,997
The Spin-off Fund	54,176

The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Funds.

For the year ended December 31, 2021, the Funds were allocated approximately $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

The Company, on behalf of the Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (each a “12b-1 Plan”). One 12b-1 Plan is for Advisor Class A shares, while the other 12b-1 Plan is for Advisor Class C shares. Under the 12b-1 Plan for Advisor Class A shares, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the 12b-1 Plan. During the year ended December 31, 2021, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds were limited

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

to 0.25% of the average daily net asset value of such shares of such Funds. Under the second 12b-1 Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares.

	12b-1 Expenses for
	the period ended
	December 31, 2021
	Advisor Class A	Advisor Class C
The Internet Fund	$ 10,516	$ 14,341
The Global Fund	1,570	56,844
The Paradigm Fund	383,784	646,781
The Medical Fund	5,382	433
The Small Cap Opportunities Fund	35,950	77,012
The Market Opportunities Fund	24,420	88,274
The Alternative Income Fund	1,918	4,492
The Multi-Disciplinary Income Fund	4,146	33,403
The Spin-off Fund	13,277	13,657

Kinetics Funds Distributor, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

Distributor Sales
Load Fees for
the period ended
December 31, 2021
The Internet Fund	$6,051
The Global Fund	—
The Paradigm Fund	8,547
The Medical Fund	338
The Small Cap Opportunities Fund	605
The Market Opportunities Fund	3,079
The Alternative Income Fund	—
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	114

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

4. Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, each Fund recorded the following reclassifications to the accounts listed below:

	INCREASE/(DECREASE)
	Accumulated
	Earnings
	(Deficit)	Paid In Capital
The Internet Fund	$ 869,795	$ (869,795)
The Global Fund	111,319	(111,319)
The Paradigm Fund	5,231,079	(5,231,079)
The Medical Fund	(4,951)	4,951
The Small Cap Opportunities Fund	(40,778)	40,778
The Market Opportunities Fund	25,329	(25,329)
The Alternative Income Fund	9,167	(9,167)
The Multi-Disciplinary Income Fund	—	—
The Spin-off Fund	20,452	(20,452)

5. Income Taxes

At December 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Internet	Global	Paradigm	Medical
Net Unrealized Appreciation	$ 100,490,383	$ 8,824,628	$ 557,763,845	$ 9,022,524
Undistributed Ordinary Income	—	—	—	46,669
Undistributed Long-Term
Capital Gains	1,242,992	—	6,381,640	15,285
Total Distributable Earnings	$ 1,242,992	$ —	$ 6,381,640	$ 61,954
Other Accumulated Loss	(1,161,532)	(351,622)	(1,821,356)	—
Total Accumulated Gain	$ 100,571,843	$ 8,473,006	$ 562,324,129	$ 9,084,478

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Net Unrealized
Appreciation (Depreciation)	$ 156,599,049	$ 64,705,804	$ 87,257	$ (2,462,339)
Undistributed Ordinary Income	—	—	—	42,864
Undistributed Long-Term
Capital Gains	—	—	8,461	—
Total Distributable Earnings	$ —	$ —	$ 8,461	$ 42,864
Other Accumulated Loss	(14,913,490)	(1,056,104)	—	(2,100,877)
Total Accumulated Gain (Loss)	$ 141,685,559	$ 63,649,700	$ 95,718	$ (4,520,352)
Spin-off
Fund
Net Unrealized Appreciation	$ 16,526,245
Undistributed Ordinary Income	—
Undistributed Long-Term
Capital Gains	—
Total Distributable Earnings	$ —
Other Accumulated Loss	(860,300)
Total Accumulated Gain	$ 15,665,945

At December 31, 2021, the Funds had no accumulated net realized capital loss carryforwards that will expire in 2022.

At December 31, 2021, the Funds had the following short-term and long-term capital loss carryforwards without expiration.

Capital Loss Carryforward
	Short-Term	Long-Term	Total
The Internet Fund	$ —	$ —	$ —
The Global Fund	—	—	—
The Paradigm Fund	—	—	—
The Medical Fund	—	—	—
The Small Cap Opportunities Fund	(665,950)	(11,548,759)	(12,214,709)
The Market Opportunities Fund	—	—	—
The Alternative Income Fund	—	—	—
The Multi-Disciplinary Income Fund	(8,310)	(2,092,567)	(2,100,877)
The Spin-off Fund	(284,049)	(523,673)	(807,722)

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

For the year ended December 31, 2021, the following Funds utilized capital losses.

Capital Losses
Utilized
The Internet Fund	$ —
The Global Fund	346,404
The Paradigm Fund	—
The Medical Fund	—
The Small Cap Opportunities Fund	631,701
The Market Opportunities Fund	115,201
The Alternative Income Fund	—
The Multi-Disciplinary Income Fund	353,345
The Spin-off Fund	225,944

At December 31, 2021, the following Funds deferred, on a tax basis, post-October losses:

Post-October
Capital Loss
Deferral
The Internet Fund	$1,161,532
The Global Fund	351,623
The Paradigm Fund	1,821,356
The Medical Fund	—
The Small Cap Opportunities Fund	1,983,153
The Market Opportunities Fund	1,056,102
The Alternative Income Fund	—
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	52,578

The tax components of dividends paid during the year ended December 31, 2021 and the year ended December 31, 2020, are:

	The Internet Fund		The Global Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2021	$ —	$ 2,051,468	$ 753,888	$ 100,446
2020	$ —	$ —	$ —	$ —

	The Paradigm Fund		The Medical Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2021	$ —	$ 14,324,081	$ 149,191	$ 42,725
2020	$ 1,128,980	$ 12,542,536	$ 244,107	$ 242,995

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2021	$ 4,456,071	$ —	$ 1,496,725	$ 376,836
2020	$ —	$ —	$ 232,242	$ —

	The Alternative		The Multi-Disciplinary
	Income Fund		Income Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2021	$ —	$ 187	$ 454,381	$ —
2020	$ 49,305	$ —	$ 923,595	$ —

The Spin-off Fund
	Ordinary	Long-Term
	Income	Capital Gains
	Distribution	Distribution
2021	$ 26,901	$ —
2020	$ 131,101	$ —

Each Feeder Fund and the Spin-off Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Feeder Funds and the Spin-off Fund related to net capital gain to zero for the tax year ended December 31, 2021.

6. Securities Transactions, Tax Cost and Significant Investments – The Spin-off Fund

Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2021, were as follows for the Spin-off Fund:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
The Spin-off Fund	$—	$249,014	$—	$1,165,169

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

As of December 31, 2021, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows for the Spin-off Fund:

The Spin-off
Fund
Tax Cost of Investments	$ 7,548,518
Unrealized Appreciation	17,628,364
Unrealized Depreciation	(1,102,127)
Net Unrealized Appreciation	$ 16,526,237

Significant Investments

The Spin-off Fund may invest a greater percentage of its assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments or other funds) exposes the fund to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2021, Spin-off Fund invested approximately 80% of its net assets in individual securities greater than 5% of net assets. See the Schedule of Investments for further details.

Holding a large concentration in a single security or issuer may expose the fund to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the fund’s performance. At December 31, 2021, the Spin-off Fund holds 54% of its net assets in Texas Pacific Land Trust and because a large portion of its revenue is derived from oil and gas royalties, the performance of the Fund could be adversely affected if the underlying markets for oil or gas were to decline, thereby having a more significant impact on the fund given the concentration in this holding.

7. Summary of Fair Value Exposure – Spin-off Fund

Various inputs are used in determining the value of the Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Spin-off Fund has the ability to access.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value The Spin-off Fund’s net assets as of December 31, 2021:

The following is a summary of the inputs used to value The Kinetics Spin-off and Corporate Restructuring Fund’s net assets as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$21,977,670	$2,081,248	$ —	$24,058,918
Corporate Bonds	—	15,837	—	15,837
Total Investments in Securities	$21,977,670	$2,097,085	$ —	$24,074,755

During the year ended December 31, 2021, there were no transfers into or out of Level 3.

^ See Schedule of Investments for breakout of investments by industry classification.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

8. Investment Adviser

The Spin-off Fund entered into Investment Advisory Agreements (the “Agreement”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Spin-off Fund. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Spin-off Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Spin-off Fund’s average daily net assets. For the year ended December 31, 2021, Spin-off Fund incurred $252,827 in expenses pursuant to the Agreement.

9. Subsequent Events

In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Funds’ financial statements.

10. Tax Information (Unaudited)

For the fiscal year ended December 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

The Internet Fund	0.00%	The Global Fund	31.03%
The Paradigm Fund	0.00%	The Medical Fund	100.00%
The Small Cap Opportunities Fund	60.92%	The Market Opportunities Fund	90.62%
The Alternative Income Fund	0.00%	The Multi-Disciplinary Income Fund	0.00%
The Spin-off Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was as follows:

The Internet Fund	0.00%	The Global Fund	21.78%
The Paradigm Fund	0.00%	The Medical Fund	100.00%
The Small Cap Opportunities Fund	50.69%	The Market Opportunities Fund	77.33%
The Alternative Income Fund	0.00%	The Multi-Disciplinary Income Fund	0.00%
The Spin-off Fund	100.00%

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2021 was as follows:

The Internet Fund	0.00%	The Global Fund	1.87%
The Paradigm Fund	0.00%	The Medical Fund	0.10%
The Small Cap Opportunities Fund	0.64%	The Market Opportunities Fund	3.08%
The Alternative Income Fund	0.00%	The Multi-Disciplinary Income Fund	56.38%
The Spin-off Fund	0.23%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2021 was as follows.

The Internet Fund	0.00%	The Global Fund	0.00%
The Paradigm Fund	0.00%	The Medical Fund	0.00%
The Small Cap Opportunities Fund	0.00%	The Market Opportunities Fund	0.00%
The Alternative Income Fund	0.00%	The Multi-Disciplinary Income Fund	0.00%
The Spin-off Fund	0.00%

The percentage of taxable income distributions that are designated as ordinary and long-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2021 was as follows.

	Ordinary	Long-Term
The Internet Fund	0.00%	100.00%
The Global Fund	88.24%	11.76%
The Paradigm Fund	0.00%	100.00%
The Medical Fund	77.74%	22.26%
The Small Cap Opportunities Fund	100.00%	0.00%
The Market Opportunities Fund	79.93%	20.07%
The Alternative Income Fund	0.00%	100.00%
The Multi-Disciplinary Income Fund	100.00%	0.00%
The Spin-off Fund	100.00%	0.00%

11. Recent Accounting Pronouncements

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Investment Company Derivatives Risk Management Program (Rule 18f-4)

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Portfolio can enter into, eliminate the asset segregation framework currently used by portfolios to comply with Section 18 of the 1940 Act, and require portfolios whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Portfolios will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Portfolio(s). When fully implemented, Rule 18f-4 may require changes in how a Portfolio uses derivatives, adversely affect the Portfolio’s performance and increase costs related to the Portfolio’s use of derivatives.

SEC Modernizes Framework for Fund Valuation Practices (Rule 2a-5)

In December 2020, the SEC adopted a new rule providing a framework for portfolio valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit portfolio boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a portfolio must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2021

accounting and auditing of portfolio investments. The Portfolios will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Portfolios’ financial statements.

12. Information about Proxy Voting (Unaudited)

Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Company’s website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

13. Information about the Portfolio Holdings (Unaudited)

The Spin-off Fund and Feeder Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Spin-off Fund’s and Feeder Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights

		The Internet Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 53.01	$ 33.89	$ 27.19	$ 52.18	$ 39.33
Income from Investment Operations:
Net investment income (loss)(2)	(0.83)	(0.29)	(0.25)	(0.48)	0.36
Net realized and unrealized gain (loss)
on investments	8.93	19.41	7.44	(13.77)	22.13
Total from Investment Operations	8.10	19.12	7.19	(14.25)	22.49
Redemption Fees	0.05	0.00(3)	0.00(3)	0.02	0.00(3)
Less Distributions:
From net realized gains	(0.52)	—	(0.49)	(10.76)	(9.64)
Total Distributions	(0.52)	—	(0.49)	(10.76)	(9.64)
Net Asset Value, End of Year	$ 60.64	$ 53.01	$ 33.89	$ 27.19	$ 52.18
Total return	15.35%	56.42%	26.45%	(27.32)%	57.43%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$226,228	$169,374	$115,351	$102,268	$162,120
Ratio of operating expenses to average
net assets:(4)	1.71%	1.82%	1.84%	1.84%	1.84%
Ratio of net investment income (loss) to
average net assets:	(1.29)%	(0.80)%	(0.76)%	(1.05)%	0.79%
Portfolio turnover rate(5)	4%	1%	1%	15%	44%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Internet Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$48.42	$31.03	$25.00	$49.27	$37.57
Income from Investment Operations:
Net investment income (loss)(2)	(0.91)	(0.35)	(0.31)	(0.57)	0.24
Net realized and unrealized gain (loss)
on investments	8.17	17.74	6.83	(12.97)	21.09
Total from Investment Operations	7.26	17.39	6.52	(13.54)	21.33
Redemption Fees	0.04	0.00(6)	—	0.03	0.01
Less Distributions:
From net realized gains	(0.52)	—	(0.49)	(10.76)	(9.64)
Total Distributions	(0.52)	—	(0.49)	(10.76)	(9.64)
Net Asset Value, End of Year	$55.20	$48.42	$31.03	$25.00	$49.27
Total return (3)	15.06%	56.04%	26.08%	(27.47)%	57.06%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$5,620	$2,864	$2,296	$2,481	$4,185
Ratio of operating expenses to average
net assets:(4)	1.96%	2.07%	2.09%	2.09%	2.09%
Ratio of net investment income (loss) to
average net assets:	(1.54)%	(1.05)%	(1.01)%	(1.30)%	0.54%
Portfolio turnover rate(5)	4%	1%	1%	15%	44%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Internet Portfolio.

(6) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Internet Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$40.49	$26.08	$21.18	$44.24	$34.52
Income from Investment Operations:
Net investment income (loss)(2)	(1.00)	(0.43)	(0.39)	(0.70)	0.02
Net realized and unrealized gain (loss)
on investments	6.85	14.84	5.78	(11.61)	19.30
Total from Investment Operations	5.85	14.41	5.39	(12.31)	19.32
Redemption Fees	0.04	0.00(5)	—	0.01	0.04
Less Distributions:
From net realized gains	(0.52)	—	(0.49)	(10.76)	(9.64)
Total Distributions	(0.52)	—	(0.49)	(10.76)	(9.64)
Net Asset Value, End of Year	$45.86	$40.49	$26.08	$21.18	$44.24
Total return	14.52%	55.25%	25.45%	(27.86)%	56.36%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$1,893	$1,560	$ 943	$1,065	$1,847
Ratio of operating expenses to average
net assets:(3)	2.46%	2.57%	2.59%	2.59%	2.59%
Ratio of net investment income (loss) to
average net assets:	(2.04)%	(1.55)%	(1.51)%	(1.80)%	0.04%
Portfolio turnover rate(4)	4%	1%	1%	15%	44%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(4) Portfolio turnover of The Internet Portfolio.

(5) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Global Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 8.30	$ 6.64	$ 5.46	$ 7.15	$ 5.23
Income from Investment Operations:
Net investment income (loss)(2)	(0.09)	(0.03)	(0.00)(3)	(0.02)	0.10
Net realized and unrealized gain (loss)
on investments	1.43	1.69	1.18	(1.67)	2.47
Total from Investment Operations	1.34	1.66	1.18	(1.69)	2.57
Redemption Fees	0.01	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	(0.29)	—	—	—	(0.10)
From net realized gains	(0.03)	—	—	0.00(3)	(0.55)
Total Distributions	(0.32)	—	—	0.00(3)	(0.65)
Net Asset Value, End of Year	$ 9.33	$ 8.30	$ 6.64	$ 5.46	$ 7.15
Total return	16.32%	25.00%	21.61%	(23.58)%	49.20%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$19,128	$13,904	$8,115	$5,665	$8,577
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.08%	2.45%	2.53%	2.53%	3.07%(6)
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%	1.76%(6)
Ratio of net investment income (loss) to
average net assets:	(0.90)%	(0.46)%	0.01%	(0.30)%	1.69%
Portfolio turnover rate(5)	7%	8%	5%	28%	169%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Global Portfolio.

(6) The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 2.69% before expense reimbursement and 1.39% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Global Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 8.23	$ 6.60	$ 5.45	$ 7.15	$ 5.19
Income from Investment Operations:
Net investment income (loss)(2)	(0.11)	(0.05)	(0.02)	(0.04)	0.09
Net realized and unrealized gain (loss)
on investments	1.44	1.68	1.17	(1.66)	2.45
Total from Investment Operations	1.33	1.63	1.15	(1.70)	2.54
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.06
Less Distributions:
From net investment income	(0.22)	—	—	—	(0.09)
From net realized gains	(0.03)	—	—	0.00(3)	(0.55)
Total Distributions	(0.25)	—	—	0.00(3)	(0.64)
Net Asset Value, End of Year	$ 9.31	$ 8.23	$ 6.60	$ 5.45	$ 7.15
Total return(4)	16.16%	24.70%	21.10%	(23.72)%	50.29%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 595	$ 574	$1,331	$1,012	$1,523
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.33%	2.70%	2.78%	2.78%	3.32%(7)
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	2.01%(7)
Ratio of net investment income (loss) to
average net assets:	(1.15)%	(0.71)%	(0.24)%	(0.55)%	1.44%
Portfolio turnover rate(6)	7%	8%	5%	28%	169%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Global Portfolio.
(7)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 2.94% before expense reimbursement and 1.64% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Global Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 7.67	$ 6.18	$ 5.12	$ 6.76	$ 4.99
Income from Investment Operations:
Net investment income (loss)(2)	(0.15)	(0.07)	(0.04)	(0.07)	0.05
Net realized and unrealized gain (loss)
on investments	1.33	1.56	1.10	(1.57)	2.34
Total from Investment Operations	1.18	1.49	1.06	(1.64)	2.39
Redemption Fees	0.00(3)	0.00(3)	—	—	—
Less Distributions:
From net investment income	(0.18)	—	—	—	(0.07)
From net realized gains	(0.03)	—	—	0.00(3)	(0.55)
Total Distributions	(0.21)	—	—	0.00(3)	(0.62)
Net Asset Value, End of Year	$ 8.64	$ 7.67	$ 6.18	$ 5.12	$ 6.76
Total return	15.44%	24.11%	20.70%	(24.20)%	48.02%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$7,439	$5,982	$4,969	$4,284	$5,542
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.83%	3.20%	3.28%	3.28%	3.82%(6)
After expense reimbursement(4)	2.14%	2.14%	2.14%	2.14%	2.51%(6)
Ratio of net investment income (loss) to
average net assets:	(1.65)%	(1.21)%	(0.74)%	(1.05)%	0.94%
Portfolio turnover rate(5)	7%	8%	5%	28%	169%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.
(6)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 3.44% before expense reimbursement and 2.14% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Paradigm Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 53.99	$ 53.38	$ 41.32	$ 48.32	$ 37.63
Income from Investment Operations:
Net investment income (loss)(2)	(0.67)	0.19	(0.36)	(0.50)	(0.34)
Net realized and unrealized gain (loss)
on investments	21.26	1.59	12.96	(2.20)	11.03
Total from Investment Operations	20.59	1.78	12.60	(2.70)	10.69
Redemption Fees	0.01	0.00(3)	0.00(3)	0.01	0.00(3)
Less Distributions:
From net investment income	0.00(3)	(0.18)	(0.01)	—	—
From net realized gains	(1.22)	(0.99)	(0.53)	(4.31)	—
Total Distributions	(1.22)	(1.17)	(0.54)	(4.31)	—
Net Asset Value, End of Year	$ 73.37	$ 53.99	$ 53.38	$ 41.32	$ 48.32
Total return	38.15%	3.32%	30.48%	(5.55)%	28.41%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$368,385	$274,876	$348,402	$297,990	$339,189
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.68%	1.72%	1.72%	1.73%	1.74%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to
average net assets:	(0.88)%	0.42%	(0.72)%	(0.93)%	(0.82)%
Portfolio turnover rate(5)	1%	1%	1%	3%	14%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Paradigm Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 51.99	$ 51.47	$ 39.95	$ 46.99	$ 36.69
Income from Investment Operations:
Net investment income (loss)(2)	(0.83)	0.07	(0.47)	(0.61)	(0.43)
Net realized and unrealized gain (loss)
on investments	20.49	1.51	12.52	(2.12)	10.73
Total from Investment Operations	19.66	1.58	12.05	(2.73)	10.30
Redemption Fees	0.01	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	—	(0.07)	—	—	—
From net realized gains	(1.22)	(0.99)	(0.53)	(4.31)	—
Total Distributions	(1.22)	(1.06)	(0.53)	(4.31)	—
Net Asset Value, End of Year	$ 70.44	$ 51.99	$ 51.47	$ 39.95	$ 46.99
Total return(4)	37.83%	3.05%	30.15%	(5.79)%	28.07%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$155,851	$94,179	$115,580	$95,503	$108,029
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.93%	1.97%	1.97%	1.98%	1.99%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss) to
average net assets:	(1.13)%	0.17%	(0.97)%	(1.18)%	(1.07)%
Portfolio turnover rate(6)	1%	1%	1%	3%	14%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Paradigm Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 47.77	$ 47.54	$ 37.12	$ 44.21	$ 34.68
Income from Investment Operations:
Net investment loss(2)	(1.08)	(0.14)	(0.66)	(0.81)	(0.60)
Net realized and unrealized gain (loss)
on investments	18.80	1.36	11.61	(1.97)	10.13
Total from Investment Operations	17.72	1.22	10.95	(2.78)	9.53
Redemption Fees	0.01	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	—	—	—	—	—
From net realized gains	(1.22)	(0.99)	(0.53)	(4.31)	—
Total Distributions	(1.22)	(0.99)	(0.53)	(4.31)	—
Net Asset Value, End of Year	$ 64.28	$ 47.77	$ 47.54	$ 37.12	$ 44.21
Total return	37.11%	2.56%	29.49%	(6.27)%	27.48%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$71,948	$84,597	$113,300	$100,718	$118,924
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.43%	2.47%	2.47%	2.48%	2.49%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average
net assets:	(1.63)%	(0.33)%	(1.47)%	(1.68)%	(1.57)%
Portfolio turnover rate(5)	1%	1%	1%	3%	14%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Paradigm Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 54.51	$ 53.87	$ 41.69	$ 48.62	$ 37.79
Income from Investment Operations:
Net investment income (loss)(2)	(0.52)	0.28	(0.26)	(0.39)	(0.26)
Net realized and unrealized gain (loss)
on investments	21.47	1.64	13.08	(2.23)	11.09
Total from Investment Operations	20.95	1.92	12.82	(2.62)	10.83
Redemption Fees(3)	0.01	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.16)	(0.29)	(0.11)	—	—
From net realized gains	(1.22)	(0.99)	(0.53)	(4.31)	—
Total Distributions	(1.38)	(1.28)	(0.64)	(4.31)	—
Net Asset Value, End of Year	$ 74.09	$ 54.51	$ 53.87	$ 41.69	$ 48.62
Total return	38.44%	3.55%	30.75%	(5.37)%	28.66%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$229,998	$184,693	$202,378	$148,968	$208,692
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.63%	1.67%	1.67%	1.68%	1.69%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to
average net assets:	(0.68)%	0.62%	(0.51)%	(0.73)%	(0.62)%
Portfolio turnover rate(5)	1%	1%	1%	3%	14%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Medical Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 28.13	$ 26.53	$ 23.47	$ 25.33	$ 26.62
Income from Investment Operations:
Net investment income(2)	0.25	0.29	0.33	0.27	0.24
Net realized and unrealized gain
on investments	2.73	2.11	3.43	0.12	2.63
Total from Investment Operations	2.98	2.40	3.76	0.39	2.87
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.26)	(0.31)	(0.35)	(0.29)	(0.26)
From net realized gains	(0.07)	(0.49)	(0.35)	(1.96)	(3.90)
Total Distributions	(0.33)	(0.80)	(0.70)	(2.25)	(4.16)
Net Asset Value, End of Year	$ 30.78	$ 28.13	$ 26.53	$ 23.47	$ 25.33
Total return	10.59%	9.04%	16.04%	1.67%	10.71%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$16,188	$15,462	$15,442	$14,814	$16,060
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.18%	2.26%	2.34%	2.23%	2.15%
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income to
average net assets:	0.84%	1.12%	1.34%	1.03%	0.86%
Portfolio turnover rate(5)	1%	7%	6%	0%	0%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Medical Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$26.90	$25.41	$22.50	$24.33	$25.71
Income from Investment Operations:
Net investment income(2)	0.17	0.22	0.26	0.19	0.17
Net realized and unrealized gain
on investments	2.60	2.02	3.28	0.11	2.53
Total from Investment Operations	2.77	2.24	3.54	0.30	2.70
Redemption Fees	0.00(3)	0.00(3)	—	—	0.00(3)
Less Distributions:
From net investment income	(0.19)	(0.26)	(0.28)	(0.17)	(0.18)
From net realized gains	(0.07)	(0.49)	(0.35)	(1.96)	(3.90)
Total Distributions	(0.26)	(0.75)	(0.63)	(2.13)	(4.08)
Net Asset Value, End of Year	$29.41	$26.90	$25.41	$22.50	$24.33
Total return(4)	10.30%	8.82%	15.74%	1.36%	10.43%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$2,181	$2,039	$1,137	$1,319	$2,986
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.43%	2.51%	2.59%	2.48%	2.40%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income to
average net assets:	0.59%	0.87%	1.09%	0.78%	0.61%
Portfolio turnover rate(6)	1%	7%	6%	0%	0%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Medical Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$25.99	$24.54	$21.69	$23.57	$24.99
Income from Investment Operations:
Net investment income (2)	0.03	0.09	0.13	0.07	0.03
Net realized and unrealized gain
on investments	2.50	1.93	3.16	0.11	2.45
Total from Investment Operations	2.53	2.02	3.29	0.18	2.48
Redemption Fees	0.00(5)	0.00(5)	—	—	—
Less Distributions:
From net investment income	—	(0.08)	(0.09)	(0.10)	—
From net realized gains	(0.07)	(0.49)	(0.35)	(1.96)	(3.90)
Total Distributions	(0.07)	(0.57)	(0.44)	(2.06)	(3.90)
Net Asset Value, End of Year	$28.45	$25.99	$24.54	$21.69	$23.57
Total return	9.74%	8.21%	15.18%	0.90%	9.86%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 36	$ 109	$ 169	$ 320	$ 383
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.92%	3.01%	3.09%	2.98%	2.90%
After expense reimbursement(3)	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to
average net assets:	0.09%	0.37%	0.59%	0.28%	0.11%
Portfolio turnover rate(4)	1%	7%	6%	0%	0%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(4) Portfolio turnover of The Medical Portfolio.

(5) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 66.81	$ 65.31	$ 51.40	$ 51.25	$ 40.60
Income from Investment Operations:
Net investment income (loss)(2)	(0.91)	0.43	(0.29)	(0.35)	(0.33)
Net realized and unrealized gain
on investments	34.48	1.07	14.20	0.47	10.98
Total from Investment Operations	33.57	1.50	13.91	0.12	10.65
Redemption Fees	0.05	0.00(3)	0.00(3)	0.03	0.00(3)
Less Distributions:
From net investment income	(1.65)	—	—	—	—
Total Distributions	(1.65)	—	—	—	—
Net Asset Value, End of Year	$ 98.78	$ 66.81	$ 65.31	$ 51.40	$ 51.25
Total return	50.33%	2.30%	27.06%	0.29%	26.23%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$195,631	$126,350	$180,575	$164,330	$133,960
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.70%	1.78%	1.75%	1.74%	1.78%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to
average net assets:	(0.93)%	0.78%	(0.48)%	(0.60)%	(0.74)%
Portfolio turnover rate(5)	3%	0%	4%	3%	9%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 64.41	$63.12	$ 49.81	$ 49.81	$ 39.55
Income from Investment Operations:
Net investment income (loss)(2)	(1.12)	0.28	(0.43)	(0.48)	(0.42)
Net realized and unrealized gain
on investments	33.24	1.01	13.74	0.48	10.68
Total from Investment Operations	32.12	1.29	13.31	—	10.26
Redemption Fees	0.05	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	(1.34)	—	—	—	—
Total Distributions	(1.34)	—	—	—	—
Net Asset Value, End of Year	$ 95.24	$64.41	$ 63.12	$ 49.81	$ 49.81
Total return(4)	49.94%	2.04%	26.72%	0.00%	25.94%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000's)	$14,755	$8,172	$11,986	$10,505	$11,735
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.95%	2.03%	2.00%	1.99%	2.03%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss) to
average net assets:(5)	(1.18)%	0.53%	(0.73)%	(0.85)%	(0.99)%
Portfolio turnover rate(6)	3%	0%	4%	3%	9%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$60.85	$59.93	$ 47.53	$47.77	$38.12
Income from Investment Operations:
Net investment income (loss)(2)	(1.49)	0.02	(0.69)	(0.73)	(0.61)
Net realized and unrealized gain
on investments	31.38	0.90	13.09	0.49	10.26
Total from Investment Operations	29.89	0.92	12.40	(0.24)	9.65
Redemption Fees	0.05	0.00(3)	—	0.00(3)	—
Less Distributions:
From net investment income	(0.59)	—	—	—	—
Total Distributions	(0.59)	—	—	—	—
Net Asset Value, End of Year	$90.20	$60.85	$ 59.93	$47.53	$47.77
Total return	49.20%	1.53%	26.09%	(0.50)%	25.31%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$9,219	$8,684	$10,544	$8,373	$8,135
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.45%	2.53%	2.50%	2.49%	2.53%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment income (loss) to
average net assets:	(1.68)%	0.03%	(1.23)%	(1.35)%	(1.49)%
Portfolio turnover rate(5)	3%	0%	4%	3%	9%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 68.25	$ 66.58	$ 52.30	$ 52.07	$ 41.16
Income from Investment Operations:
Net investment loss(2)	(0.73)	0.55	(0.17)	(0.24)	(0.24)
Net realized and unrealized gain
on investments	35.22	1.12	14.45	0.47	11.15
Total from Investment Operations	34.49	1.67	14.28	0.23	10.91
Redemption Fees	0.06	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	(1.97)	—	—	—	—
Total Distributions	(1.97)	—	—	—	—
Net Asset Value, End of Year	$100.83	$ 68.25	$ 66.58	$ 52.30	$ 52.07
Total return	50.62%	2.51%	27.30%	0.44%	26.51%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$49,484	$35,118	$66,459	$40,075	$27,514
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.65%	1.73%	1.70%	1.69%	1.73%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to
average net assets:	(0.73)%	0.98%	(0.28)%	(0.40)%	(0.54)%
Portfolio turnover rate(5)	3%	0%	4%	3%	9%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Market Opportunities Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 31.85	$ 26.71	$ 21.83	$ 26.72	$ 18.26
Income from Investment Operations:
Net investment income (loss)(2)	(0.33)	.10	(0.00)(3)	(0.14)	0.17
Net realized and unrealized gain (loss)
on investments	9.25	5.12	4.97	(2.77)	8.46
Total from Investment Operations	8.92	5.22	4.97	(2.91)	8.63
Redemption Fees	0.02	0.00(3)	0.00(3)	0.01	0.00(3)
Less Distributions:
From net investment income	(0.59)	(0.08)	(0.09)	—	(0.17)
From net realized gains	(0.04)	—	—	(1.99)	—
Total Distributions	(0.63)	(0.08)	(0.09)	(1.99)	(0.17)
Net Asset Value, End of Year	$ 40.16	$ 31.85	$ 26.71	$ 21.83	$ 26.72
Total return	28.04%	19.55%	22.76%	(10.86)%	47.28%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$86,943	$66,570	$56,987	$48,487	$51,298
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.75%	1.85%	1.84%	1.86%	1.92%
After expense reimbursement(4)	1.40%	1.40%	1.40%	1.64%	1.64%
Ratio of net investment income (loss) to
average net assets:	(0.79)%	0.40%	(0.01)%	(0.53)%	0.81%
Portfolio turnover rate(5)	2%	2%	4%	8%	35%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Market Opportunities Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$31.36	$26.29	$21.49	$26.41	$18.07
Income from Investment Operations:
Net investment income (loss)(2)	(0.43)	0.04	(0.07)	(0.21)	0.11
Net realized and unrealized gain (loss)
on investments	9.10	5.04	4.89	(2.72)	8.37
Total from Investment Operations	8.67	5.08	4.82	(2.93)	8.48
Redemption Fees	0.02	0.00(3)	—	0.00(3)	0.00(3)
Less Distributions:
From net investment income	(0.47)	(0.01)	(0.02)	—	(0.14)
From net realized gains	(0.04)	—	—	(1.99)	—
Total Distributions	(0.51)	(0.01)	(0.02)	(1.99)	(0.14)
Net Asset Value, End of Year	$39.54	$31.36	$26.29	$21.49	$26.41
Total return(4)	27.70%	19.31%	22.42%	(11.10)%	46.91%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$8,786	$6,442	$6,868	$6,426	$7,557
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.00%	2.10%	2.09%	2.11%	2.17%
After expense reimbursement(5)	1.65%	1.65%	1.65%	1.89%	1.89%
Ratio of net investment income (loss) to
average net assets:	(1.04)%	0.15%	(0.26)%	(0.78)%	0.56%
Portfolio turnover rate(6)	2%	2%	4%	8%	35%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Market Opportunities Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 29.79	$25.10	$ 20.61	$25.53	$17.51
Income from Investment Operations:
Net investment income (loss)(2)	(0.60)	(0.08)	(0.18)	(0.33)	0.01
Net realized and unrealized gain (loss)
on investments	8.65	4.77	4.67	(2.60)	8.07
Total from Investment Operations	8.05	4.69	4.49	(2.93)	8.08
Redemption Fees	0.02	0.00(5)	—	—	—
Less Distributions:
From net investment income	(0.10)	—	—	—	(0.06)
From net realized gains	(0.04)	—	—	(1.99)	—
Total Distributions	(0.14)	—	—	(1.99)	(0.06)
Net Asset Value, End of Year	$ 37.72	$29.79	$ 25.10	$20.61	$25.53
Total return	27.06%	18.69%	21.79%	(11.48)%	46.12%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$11,087	$9,392	$10,051	$8,517	$8,139
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.50%	2.60%	2.59%	2.61%	2.67%
After expense reimbursement(3)	2.15%	2.15%	2.15%	2.39%	2.39%
Ratio of net investment income (loss) to
average net assets:	(1.54)%	(0.35)%	(0.76)%	(1.28)%	0.06%
Portfolio turnover rate(4)	2%	2%	4%	8%	35%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(4) Portfolio turnover of The Market Opportunities Portfolio.

(5) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Market Opportunities Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 32.34	$ 27.11	$ 22.16	$27.04	$ 18.46
Income from Investment Operations:
Net investment income (loss)(2)	(0.25)	0.15	0.05	(0.09)	0.22
Net realized and unrealized gain (loss)
on investments	9.39	5.22	5.04	(2.81)	8.55
Total from Investment Operations	9.14	5.37	5.09	(2.90)	8.77
Redemption Fees	0.02	—	0.00(3)	0.01	0.02
Less Distributions:
From net investment income	(0.67)	(0.14)	(0.14)	—	(0.21)
From net realized gains	(0.04)	—	—	(1.99)	—
Total Distributions	(0.71)	(0.14)	(0.14)	(1.99)	(0.21)
Net Asset Value, End of Year	$ 40.79	$ 32.34	$ 27.11	$22.16	$ 27.04
Total return	28.31%	19.79%	22.98%	(10.70)%	47.65%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$22,655	$14,260	$12,534	$9,471	$10,228
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.70%	1.80%	1.79%	1.81%	1.87%
After expense reimbursement(3)	1.20%	1.20%	1.20%	1.44%	1.44%
Ratio of net investment income (loss) to
average net assets:	(0.59)%	0.60%	0.19%	(0.33)%	1.01%
Portfolio turnover rate(4)	2%	2%	4%	8%	35%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Alternative Income Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$100.24	$ 98.28	$97.46	$97.57	$95.36
Income from Investment Operations:
Net investment income (loss)(2)	(0.15)	0.25	1.39	0.92	0.08
Net realized and unrealized gain (loss)
on investments	(1.17)	1.91	1.01	(0.03)	2.12
Total from Investment Operations	(1.32)	2.16	2.40	0.89	2.20
Redemption Fees	0.00(3)	0.02	—	0.01	0.01
Less Distributions:
From net investment income	—	(0.22)	(1.58)	(1.01)	—
Total Distributions	—	(0.22)	(1.58)	(1.01)	—
Net Asset Value, End of Year	$ 98.92	$100.24	$98.28	$97.46	$97.57
Total return	(1.32)%	2.23%	2.47%	0.92%	2.32%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 2,626	$ 2,642	$3,482	$4,265	$4,968
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.35%	2.16%	2.01%	1.88%	1.75%
After expense reimbursement(4)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to
average net assets:	(0.15)%	0.25%	1.41%	0.94%	0.08%
Portfolio turnover rate(5)	0%	0%	0%	0%	0%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Alternative Income Fund
		Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$98.97	$97.04	$96.24	$96.38	$94.44
Income from Investment Operations:
Net investment income (loss)(2)	(0.39)	0.00(3)	1.13	0.66	(0.16)
Net realized and unrealized gain (loss)
on investments	(1.16)	1.92	1.00	(0.03)	2.10
Total from Investment Operations	(1.55)	1.92	2.13	0.63	1.94
Redemption Fees	0.00(3)	0.01	—	—	0.00(3)
Less Distributions:
From net investment income	—	—	(1.33)	(0.77)	—
Total Distributions	—	—	(1.33)	(0.77)	—
Net Asset Value, End of Year	$97.42	$98.97	$97.04	$96.24	$96.38
Total return(4)	(1.57)%	1.99%	2.22%	0.65%	2.05%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 778	$ 678	$ 856	$ 932	$1,501
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.60%	2.41%	2.26%	2.13%	2.00%
After expense reimbursement(5)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to
average net assets:	(0.40)%	0.00%(7)	1.16%	0.69%	(0.17)%
Portfolio turnover rate(6)	0%	0%	0%	0%	0%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Portfolio turnover of The Alternative Income Portfolio.

(7) Amount calculated is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Alternative Income Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$94.76	$93.41	$92.65	$92.73	$91.33
Income from Investment Operations:
Net investment income (loss)(2)	(0.85)	(0.47)	0.62	0.17	(0.62)
Net realized and unrealized gain (loss)
on investments	(1.10)	1.81	0.98	(0.04)	2.02
Total from Investment Operations	(1.95)	1.34	1.60	0.13	1.40
Redemption Fees	0.00(5)	0.02	—	—	—
Less Distributions:
From net investment income	—	(0.01)	(0.84)	(0.21)	—
Total Distributions	—	(0.01)	(0.84)	(0.21)	—
Net Asset Value, End of Year	$92.81	$94.76	$93.41	$92.65	$92.73
Total return	(2.06)%	1.46%	1.71%	0.15%	1.53%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 798	$ 659	$ 711	$1,107	$1,513
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.10%	2.91%	2.76%	2.63%	2.50%
After expense reimbursement(3)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets:	(0.90)%	(0.50)%	0.66%	0.19%	(0.67)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(4) Portfolio turnover of The Alternative Income Portfolio.

(5) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Alternative Income Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$101.57	$ 99.59	$ 98.73	$ 98.88	$ 96.66
Income from Investment Operations:
Net investment income(2)	0.05	0.46	1.61	1.13	0.27
Net realized and unrealized gain (loss)
on investments	(1.20)	1.95	1.03	(0.05)	2.16
Total from Investment Operations	(1.15)	2.41	2.64	1.08	2.43
Redemption Fees	0.00(3)	0.01	0.00(3)	0.00(3)	0.00(3)
Less Distributions:
From net investment income	0.00(3)	(0.44)	(1.78)	(1.23)	(0.21)
Total Distributions	0.00(3)	(0.44)	(1.78)	(1.23)	(0.21)
Net Asset Value, End of Year	$100.42	$101.57	$ 99.59	$ 98.73	$ 98.88
Total return	(1.13)%	2.44%	2.69%	1.10%	2.51%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 4,078	$ 8,612	$11,368	$12,718	$15,008
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.30%	2.11%	1.96%	1.83%	1.70%
After expense reimbursement(4)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average
net assets:	0.05%	0.45%	1.61%	1.14%	0.28%
Portfolio turnover rate(5)	0%	0%	0%	0%	100%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Multi-Disciplinary Income Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.45	$10.95	$10.46	$11.02	$10.95
Income from Investment Operations:
Net investment income(2)	0.18	0.33	0.45	0.44	0.37
Net realized and unrealized gain (loss)
on investments	(0.07)	(0.50)	0.49	(0.55)	0.14
Total from Investment Operations	0.11	(0.17)	0.94	(0.11)	0.51
Redemption Fees	0.01	0.00(3)	0.00(3)	—	0.00(3)
Less Distributions:
From net investment income	(0.17)	(0.33)	(0.45)	(0.45)	(0.44)
From net realized gains	—	—	—	—	—
Total Distributions	(0.17)	(0.33)	(0.45)	(0.45)	(0.44)
Net Asset Value, End of Year	$10.40	$10.45	$10.95	$10.46	$11.02
Total return	1.18%	(1.38)%	9.08%	(1.00)%	4.75%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$3,202	$3,698	$6,025	$6,134	$6,974
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.10%	2.13%	2.04%	1.97%	1.91%
After expense reimbursement(4)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to
average net assets:	1.69%	3.14%	4.10%	4.06%	3.37%
Portfolio turnover rate(5)	0%	0%	0%	2%	16%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Multi-Disciplinary Income Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.40	$10.90	$10.41	$10.96	$10.90
Income from Investment Operations:
Net investment income(2)	0.15	0.30	0.42	0.41	0.34
Net realized and unrealized gain (loss)
on investments	(0.06)	(0.49)	0.49	(0.54)	0.13
Total from Investment Operations	0.09	(0.19)	0.91	(0.13)	0.47
Redemption Fees	0.01	0.00(3)	—	—	0.00(3)
Less Distributions:
From net investment income	(0.15)	(0.31)	(0.42)	(0.42)	(0.41)
From net realized gains	—	—	—	—	—
Total Distributions	(0.15)	(0.31)	(0.42)	(0.42)	(0.41)
Net Asset Value, End of Year	$10.35	$10.40	$10.90	$10.41	$10.96
Total return(4)	0.94%	(1.62)%	8.81%	(1.18)%	4.40%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$1,380	$1,801	$1,852	$2,811	$4,640
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.35%	2.38%	2.29%	2.22%	2.16%
After expense reimbursement(5)	1.74%	1.74%	1.74%	1.74%	1.74%
Ratio of net investment income to
average net assets:	1.44%	2.87%	3.85%	3.81%	3.12%
Portfolio turnover rate(6)	0%	0%	0%	2%	16%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Multi-Disciplinary Income Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.28	$10.78	$10.29	$10.86	$10.79
Income from Investment Operations:
Net investment income(2)	0.10	0.24	0.36	0.35	0.29
Net realized and unrealized gain (loss)
on investments	(0.06)	(0.49)	0.50	(0.54)	0.14
Total from Investment Operations	0.04	(0.25)	0.86	(0.19)	0.43
Redemption Fees	0.01	0.00(5)	—	—	—
Less Distributions:
From net investment income	(0.11)	(0.25)	(0.37)	(0.38)	(0.36)
From net realized gains	—	—	—	—	—
Total Distributions	(0.11)	(0.25)	(0.37)	(0.38)	(0.36)
Net Asset Value, End of Year	$10.22	$10.28	$10.78	$10.29	$10.86
Total return	0.44%	(2.16)%	8.40%	(1.83)%	4.00%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$3,114	$5,747	$6,831	$7,727	$6,987
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.85%	2.88%	2.79%	2.72%	2.66%
After expense reimbursement(4)	2.24%	2.24%	2.24%	2.24%	2.24%
Ratio of net investment income to
average net assets:	0.94%	2.39%	3.35%	3.31%	2.62%
Portfolio turnover rate(5)	0%	0%	0%	2%	16%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(4) Portfolio turnover of The Multi-Disciplinary Income Portfolio.

(5) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

		The Multi-Disciplinary Income Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$ 10.47	$ 10.98	$ 10.48	$ 11.04	$ 10.97
Income from Investment Operations:
Net investment income(2)	0.20	0.35	0.47	0.46	0.40
Net realized and unrealized gain (loss)
on investments	(0.06)	(0.51)	0.50	(0.54)	0.13
Total from Investment Operations	0.14	(0.16)	0.97	(0.08)	0.53
Redemption Fees	0.01	0.00(3)	—	—	—
Less Distributions:
From net investment income	(0.20)	(0.35)	(0.47)	(0.48)	(0.46)
From net realized gains	—	—	—	—	—
Total Distributions	(0.20)	(0.35)	(0.47)	(0.48)	(0.46)
Net Asset Value, End of Year	$ 10.42	$ 10.47	$ 10.98	$ 10.48	$ 11.04
Total return	1.40%	(1.25)%	9.38%	(0.80)%	4.93%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$16,871	$14,975	$20,314	$20,567	$30,399
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.05%	2.08%	1.99%	1.92%	1.86%
After expense reimbursement(4)	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average
net assets:	1.89%	3.34%	4.30%	4.26%	3.57%
Portfolio turnover rate(5)	0%	0%	0%	2%	16%

(1) Information presented relates to a share of capital stock outstanding for each year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Amount calculated is less than $0.005.

(4) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(5) Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

		The Spin-off Fund
			No Load Class
					For the Period
	For the	For the	For the	For the	December 11,
	Year Ended	Year Ended	Year Ended	Year Ended	2017^ through
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$13.45	$12.83	$ 9.77	$11.14	$10.81
Income from Investment Operations:
Net investment income (loss)(2)	(0.11)	0.10	(0.00)(3)	(0.08)	0.00(3)
Net realized and unrealized gain (loss)
on investments	5.88	0.60	3.06	(0.84)	0.33
Total from Investment Operations	5.77	0.70	3.06	(0.92)	0.33
Redemption Fees	0.00(3)	—	—	—	—
Less Distributions:
From net investment income	(0.02)	(0.08)	—	—	—
From net realized gains	—	—	—	(0.45)	—
Total Distributions	(0.02)	(0.08)	—	(0.45)	—
Net Asset Value, End of Year	$19.20	$13.45	$12.83	$ 9.77	$11.14
Total return	42.90%	5.44%	31.32%	(8.22)%	3.05%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 125	$ 18	$ 60	$ 11	$ 10
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.84%	2.17%	1.96%	1.81%	1.70%(5)
After expense reimbursement(6)	1.45%	1.45%	1.45%	1.45%	1.45%(5)
Ratio of net investment income (loss) to
average net assets:	(0.57)%	0.92%	(0.04)%	(0.63)%	(0.61)%(5)
Portfolio turnover rate	1%	0%	2%	9%	0%(4)

^ Commencement of operations.

(1) Information presented relates to a share of capital stock outstanding for each Year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.

(3) Amount calculated is less than $0.005.

(4) Not annualized.

(5) Annualized.

(6) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

			The Spin-off Fund
			Advisor Class A
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	April 30,
	2021	2020	2019	2018	2017^	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning
of Year	$12.82	$12.25	$ 9.33	$10.67	$ 9.82	$ 8.52
Income from Investment Operations:
Net investment income (loss)(2)	(0.12)	0.09	(0.01)	(0.08)	(0.02)	0.03
Net realized and unrealized
gain (loss) on investments	5.60	0.55	2.93	(0.81)	1.29	1.45
Total from Investment
Operations	5.48	0.64	2.92	(0.89)	1.27	1.48
Redemption Fees	0.00(3)	—	—	—	—	—
Less Distributions:
From net investment income	(0.02)	(0.07)	—	—	0.00(3)	—
From net realized gains	—	—	—	(0.45)	(0.42)	(0.18)
Total Distributions	(0.02)	(0.07)	—	(0.45)	(0.42)	(0.18)
Net Asset Value, End of Year	$18.28	$12.82	$12.25	$ 9.33	$ 10.67	$ 9.82
Total return(4)	42.75%	5.21%	31.30%	(8.30)%	12.95%(5)	17.36%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$5,869	$2,521	$3,574	$3,303	$4,322	$4,583
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.09%	2.41%	2.21%	2.06%	2.07%(6)	2.45%
After expense reimbursement(7)	1.50%	1.50%	1.50%	1.50%	1.50%(6)	1.50%
Ratio of net investment income
(loss) to average net assets:	(0.62)%	0.87%	(0.09)%	(0.68)%	(0.27)%(6)	0.31%
Portfolio turnover rate	1%	0%	2%	9%	0%(5)	11%

^ For the Period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.

(1) Information presented relates to a share of capital stock outstanding for each Year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.

(3) Amount calculated is less than $0.005.

(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.

(5) Not annualized.

(6) Annualized.

(7) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

			The Spin-off Fund
			Advisor Class C
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	April 30,
	2021	2020	2019	2018	2017^	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning
of Year	$11.98	$11.47	$ 8.80	$10.17	$ 9.43	$ 8.25
Income from Investment Operations:
Net investment income (loss)(2)	(0.23)	0.01	(0.09)	(0.16)	(0.07)	(0.04)
Net realized and unrealized gain
(loss) on investments	5.23	0.50	2.76	(0.76)	1.23	1.40
Total from Investment
Operations	5.00	0.51	2.67	(0.92)	1.16	1.36
Redemption Fees	0.00(6)	—	—	—	—	—
Less Distributions:
From net investment income	(0.03)	(0.00)(6)	—	—	—	—
From net realized gains	—	—	—	(0.45)	(0.42)	(0.18)
Total Distributions	(0.03)	(0.00)(6)	—	(0.45)	(0.42)	(0.18)
Net Asset Value, End of Year	$16.95	$11.98	$11.47	$ 8.80	$ 10.17	$ 9.43
Total return	41.73%	4.47%	30.34%	(9.00)%	12.31%(3)	16.46%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$ 940	$2,611	$4,064	$4,114	$ 5,526	$5,678
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.59%	2.91%	2.71%	2.56%	2.82%(4)	3.20%
After expense reimbursement(5)	2.25%	2.25%	2.25%	2.25%	2.25%(4)	2.25%
Ratio of net investment income
(loss) to average net assets:	(1.37)%	0.12%	(0.84)%	(1.43)%	(1.02)%(4)	(0.44)%
Portfolio turnover rate	1%	0%	2%	9%	0%(3)	11%

^ For the Period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.

(1) Information presented relates to a share of capital stock outstanding for each Year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.

(3) Not annualized.

(4) Annualized.

(5) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(6) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Financial Highlights — (Continued)

			The Spin-off Fund
			Institutional Class
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	April 30,
	2021	2020	2019	2018	2017^	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning
of Year	$ 12.87	$ 12.32	$ 9.36	$ 10.68	$ 9.85	$ 8.53
Income from Investment Operations:
Net investment income (loss)(2)	(0.07)	0.12	0.02	(0.05)	0.00(7)	0.05
Net realized and unrealized gain
(loss) on investments	5.62	0.55	2.95	(0.82)	1.29	1.45
Total from Investment
Operations	5.55	0.67	2.97	(0.87)	1.29	1.50
Redemption Fees	0.00(7)	0.00(7)	—	—	0.00(7)	—
Less Distributions:
From net investment income	(0.02)	(0.12)	(0.01)	—	(0.04)	—
From net realized gains	—	—	—	(0.45)	(0.42)	(0.18)
Total Distributions	(0.02)	(0.12)	(0.01)	(0.45)	(0.46)	(0.18)
Net Asset Value, End of Year	$ 18.40	$ 12.87	$ 12.32	$ 9.36	$ 10.68	$ 9.85
Total return	43.12%	5.46%	31.74%	(8.11)%	13.07%(4)	17.57%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$17,377	$12,387	$13,751	$11,290	$14,050	$12,022
Ratio of operating expenses to
average net assets:
Before expense reimbursement	1.79%	2.11%	1.91%	1.76%	1.83%(5)	2.20%
After expense reimbursement(6)	1.25%	1.25%	1.25%	1.25%	1.25%(5)	1.25%
Ratio of net investment income (loss)
to average net assets:	(0.37)%	1.12%	0.16%	(0.43)%	(0.02)%(5)	0.56%
Portfolio turnover rate	1%	0%	2%	9%	0%(4)	11%

^ For the Period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.

(1) Information presented relates to a share of capital stock outstanding for each Year.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.

(3) Amount calculated is less than $0.005.

(4) Not annualized.

(5) Annualized.

(6) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

(7) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Directors
of Kinetics Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Alternative Income Fund, The Multi-Disciplinary Income Fund, and the Kinetics Spin-off and Corporate Restructuring Fund (the “Funds”), each a series of Kinetics Mutual Funds, Inc. (the “Trust”), including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and with respect to Kinetics Spin-off and Corporate Restructuring Fund, the financial highlights for each of the four years in the period ended December 31, 2021, the period ended December 31, 2017, and the year ended April 30, 2017. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

KINETICS MUTUAL FUNDS, INC.

Report of Independent Registered

Public Accounting Firm (Continued)

regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. With respect to Kinetics Spin-off and Corporate Restructuring Fund, our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
March 1, 2022

 KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2021

The Internet Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance#	$91,927,687	39.3%
Mining, Quarrying, and Oil and Gas Extraction	26,258,741	11.2%
Information	21,533,662	9.2%
Professional, Scientific, and Technical Services	14,676,129	6.3%
Administrative and Support and Waste Management and
Remediation Services	11,395,556	4.9%
Retail Trade	5,089,350	2.2%
Arts, Entertainment, and Recreation	2,702,800	1.1%
Management of Companies and Enterprises	2,291,948	1.0%
Other Services (except Public Administration)	914,970	0.4%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $73,521,016 represents a cryptocurrency investment of 31.5% of total net assets as of December 31, 2021.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Consolidated Portfolio Assets

December 31, 2021 — (Continued)

The Global Portfolio

		Percentage
	Market	of Total
Country Allocation*	Value	Net Assets
United States#	$12,125,432	44.6%
Canada	2,420,634	8.9%
Cayman Islands	885,739	3.3%
United Kingdom	591,030	2.2%
Netherlands	116,355	0.4%
Germany	100,484	0.4%
Australia	94,232	0.4%
Brazil	59,946	0.2%
Singapore	12,903	0.0%
France	5,979	0.0%
Japan	4,380	0.0%
Guernsey	3,131	0.0%
Israel	1,741	0.0%
Bermuda	356	0.0%

* Excludes Short-Term Investments

# In the United States Sector, $5,360,810 represents a cryptocurrency investment of 19.7% of total net assets as of December 31, 2021.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Consolidated Portfolio Assets

December 31, 2021 — (Continued)

The Paradigm Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$451,515,044	52.8%
Finance and Insurance#	137,071,037	16.0%
Arts, Entertainment, and Recreation	45,237,011	5.3%
Information	44,591,536	5.2%
Real Estate and Rental and Leasing	42,389,280	5.0%
Management of Companies and Enterprises	23,282,224	2.7%
Accommodation and Food Services	15,429,101	1.8%
Professional, Scientific, and Technical Services	13,946,571	1.6%
Transportation and Warehousing	5,855,213	0.7%
Real Estate	4,788,711	0.6%
Utilities	2,511,472	0.3%
Administrative and Support and Waste Management and
Remediation Services	1,445,760	0.2%
Retail Trade	1,004,150	0.1%
Construction	809,260	0.1%
Manufacturing	447,662	0.1%
Wholesale Trade	12,558	0.0%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $67,321,800 represents a cryptocurrency investment of 7.9% of total net assets as of December 31, 2021.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2021 — (Continued)

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$17,879,320	96.9%
Professional, Scientific, and Technical Services	461,808	2.5%
Health Care and Social Assistance	50,359	0.3%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2021 — (Continued)

The Small Cap Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$133,161,682	49.4%
Real Estate	27,105,332	10.1%
Management of Companies and Enterprises	25,682,681	9.5%
Finance and Insurance	15,941,719	5.9%
Professional, Scientific, and Technical Services	15,327,742	5.7%
Accommodation and Food Services	12,577,125	4.7%
Arts, Entertainment, and Recreation	9,300,159	3.5%
Manufacturing	7,294,367	2.7%
Real Estate and Rental and Leasing	6,914,541	2.6%
Transportation and Warehousing	2,488,408	0.9%
Wholesale Trade	912,609	0.3%
Information	416,000	0.2%
Retail Trade	79,254	0.0%

* Excludes Short-Term Investments

# In the Finance and Insurance Sector, $10,519,031 represents a cryptocurrency investment of 3.9% of total net assets as of December 31, 2021.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2021 — (Continued)

The Market Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$48,308,217	37.3%
Finance and Insurance#	33,665,370	26.0%
Management of Companies and Enterprises	4,014,782	3.1%
Real Estate	3,689,763	2.9%
Information	3,224,128	2.5%
Transportation and Warehousing	1,601,787	1.2%
Real Estate and Rental and Leasing	444,859	0.3%
Accommodation and Food Services	204,467	0.2%
Retail Trade	159,689	0.1%
Wholesale Trade	99,635	0.1%
Manufacturing	23,100	0.0%
Professional, Scientific, and Technical Services	12,922	0.0%
Machinery Manufacturing	7,212	0.0%
Agriculture, Forestry, Fishing and Hunting	307	0.0%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $20,614,184 represents a cryptocurrency investment of 15.9% of total net assets as of December 31, 2021.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2021 — (Continued)

The Alternative Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$5,893,474	70.2%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2021 — (Continued)

The Multi-Disciplinary Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Transportation and Warehousing	$2,856,642	11.5%
Finance and Insurance	2,660,660	10.8%
Construction	2,006,530	8.1%
Information	709,586	2.9%
Manufacturing	247,210	1.0%
Wholesale Trade	96,552	0.4%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2021

COMMON STOCKS — 44.13%	Shares	Value
Administrative and Support Services — 0.05%
CreditRiskMonitor.com, Inc.*[f]	780	$ 1,365
Expedia Group, Inc.*	648	117,107
		118,472
Aerospace and Defense — 5.75%
CACI International, Inc. — Class A*	43,200	11,629,872
ManTech International Corporation — Class A	25,000	1,823,250
		13,453,122
Broadcasting (except Internet) — 0.33%
The E.W. Scripps Company — Class A*	40,000	774,000
Cable and Other Subscription Programming — 0.00%
AMC Networks, Inc.*	200	6,888
Credit Intermediation and Related Activities — 0.52%
LendingTree, Inc.*	10,000	1,226,000
Data Processing, Hosting, and Related Services — 8.55%
IHS Markit Limited — ADR	400	53,168
MasterCard, Inc. — Class A	7,000	2,515,240
PayPal Holdings, Inc.*	59,800	11,277,084
Verisk Analytics, Inc.	7,000	1,601,110
Visa, Inc. — Class A	21,000	4,550,910
		19,997,512
E-Commerce — 2.16%
eBay, Inc.	76,200	5,067,300
Funds, Trusts, and Other Financial Vehicles — 0.04%
Mesabi Trust	3,300	87,186
Management of Companies and Enterprises — 0.98%
Galaxy Digital Holdings Ltd.*	128,000	2,291,948
Oil and Gas Extraction — 11.23%
Texas Pacific Land Corp. [c]	21,026	26,258,741
Other Financial Investment Activities — 1.72%
CF Acquisition Corp. VI*	20,800	225,264
Power & Digital Infrastructure Acquisition Corp.*^	346,000	3,788,700
		4,013,964

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Other Information Services — 3.96%
Alphabet, Inc. — Class A*	1,600	$ 4,635,264
Alphabet, Inc. — Class C*	1,600	4,629,744
		9,265,008
Other Motor Vehicle Dealers — 0.01%
Copart, Inc.*	100	15,162
Other Professional, Scientific, and Technical Services — 0.29%
GMO Internet, Inc.	28,400	670,312
Other Telecommunications — 1.15%
Liberty Broadband Corporation — Series A*	8,000	1,287,200
Liberty Broadband Corporation — Series C*	7,600	1,224,360
Liberty Latin America Limited — Class C — ADR*	16,496	188,054
		2,699,614
Performing Arts, Spectator Sports, and Related Industries — 0.16%
Madison Square Garden Entertainment Corp.*	5,376	378,148
Personal and Laundry Services — 0.39%
IAC/InterActiveCorp*	7,000	914,970
Professional, Scientific, and Technical Services — 0.24%
Cookpad, Inc.*	160,000	360,254
Vimeo, Inc.*	10,715	192,441
		552,695
Promoters of Performing Arts, Sports, and Similar Events — 0.30%
Madison Square Garden Sports Corp. — Class A*	4,000	694,920
Satellite Telecommunications — 0.03%
DISH Network Corp. — Class A*	2,300	74,612
Securities and Commodities Exchanges — 1.30%
CME Group, Inc.	4,180	954,963
Miami International Holdings, Inc.* ag	268,000	1,943,000
NASDAQ, Inc.	700	147,007
		3,044,970

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 4.27%
Bakkt Holdings, Inc.*	6,000	$ 51,060
Marathon Digital Holdings, Inc.*^	8,000	262,880
MarketAxess Holdings, Inc.	5,550	2,282,548
OTC Markets Group, Inc. — Class A^	121,000	7,152,310
Riot Blockchain, Inc.*^	10,000	223,300
		9,972,098
Spectator Sports — 0.70%
Liberty Media Corp.-Liberty Braves — Class A*	8,000	230,000
Liberty Media Corp.-Liberty Braves — Class C*	8,000	224,800
Liberty Media Corp.-Liberty Formula One — Class A*	19,800	1,174,932
		1,629,732
TOTAL COMMON STOCKS
(cost $68,142,269)		103,207,374

UNIT INVESTMENT TRUST — 31.43%
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 31.43%
Grayscale Bitcoin Trust*[c]	2,146,599	73,521,016
TOTAL UNIT INVESTMENT TRUST
(cost $6,561,450)		73,521,016

WARRANTS — 0.03%	Shares
Securities and Commodities Exchanges — 0.03%
Miami International Holdings, Inc. Expiration: 04/08/2026,
Exercise Price: 7.50 USD *ag	40,819	62,453
TOTAL WARRANTS
(cost $–)		62,453
TOTAL INVESTMENTS — 75.59%
(cost $74,703,719)		$176,790,843

Percentages are stated as a percent of net assets.

^	— This security or a portion of this security was out on loan at December 31, 2021. Total loaned securities had a market value of $704,475 at December 31, 2021. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $741,080.
*	— Non-income producing security.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

a	— Value determined using significant unobservable inputs.
c	— Significant Investment — Greater than 5% of net assets.
f	— Level 2 Investment.
g	— Illiquid.
ADR	— American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

COMMON STOCKS — 40.60%	Shares	Value
Accommodation — 1.41%
Civeo Corp. — ADR*	20,033	$ 384,033
Aerospace and Defense — 5.28%
CACI International, Inc. — Class A*[c]	5,324	1,433,274
Elbit Systems Ltd. — ADR^	10	1,741
		1,435,015
Agricultural Operations — 0.05%
Wilmar International Ltd.	4,200	12,903
Diversified Real Estate Activities — 0.90%
PrairieSky Royalty Limited*	22,600	243,518
Funds, Trusts, and Other Financial Vehicles — 1.78%
Mesabi Trust^	18,300	483,486
Global Exchanges — 1.23%
ASX Ltd.	800	54,071
B3 SA — Brasil Bolsa Balcao	30,000	59,946
Deutsche Boerse AG	600	100,484
Euronext NV	1,120	116,355
Japan Exchange Group Inc. — ADR*	400	4,380
		335,236
Industrial Machinery Manufacturing — 0.64%
TerraVest Industries, Inc.*	8,000	173,793
Management of Companies and Enterprises — 3.56%
Associated Capital Group, Inc. — Class A	4,400	189,200
Galaxy Digital Holdings Ltd.*	43,400	777,114
		966,314
Mining (except Oil and Gas) — 4.42%
Altius Minerals Corp.*	200	2,753
Franco-Nevada Corporation — ADR	3,600	497,844
NovaGold Resources, Inc. — ADR*	4,000	27,440
Sandstorm Gold Ltd. — ADR*	36,400	225,680
Wheaton Precious Metals Corporation — ADR	10,400	446,472
		1,200,189
Oil and Gas Extraction — 13.31%
Permian Basin Royalty Trust	800	8,080
Texas Pacific Land Corp.[c]	2,890	3,609,234
		3,617,314

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Other Financial Investment Activities — 2.49%
Brookfield Asset Management, Inc. — Class A	4,000	$ 241,520
Burford Capital Ltd.	300	3,131
CF Acquisition Corp. VI*	600	6,498
GAMCO Investors, Inc. — Class A	13,700	342,226
Morgan Group Holding Co.*	53	114
Omni Bridgeway Ltd.*	15,000	40,160
Power & Digital Infrastructure Acquisition Corp.*	4,000	43,800
		677,449
Other Investment Pools and Funds — 0.48%
Partners Value Investments LP*ag	2,193	131,759
Other Pipeline Transportation — 0.02%
Rubis SCA	200	5,979
Other Telecommunications — 0.00%
Liberty Latin America Limited — Class A — ADR*	9	105
Liberty Latin America Limited — Class C — ADR*	22	251
		356
Personal and Laundry Services — 0.05%
IAC/InterActiveCorp*	100	13,071
Real Estate — 0.74%
DREAM Unlimited Corp.*[f]	100	3,070
Tejon Ranch Co.*	10,400	198,432
		201,502
Securities and Commodities Exchanges — 0.42%
CME Group, Inc.	200	45,692
IntercontinentalExchange Group, Inc.	500	68,385
		114,077
Support Activities for Mining — 0.06%
Maverix Metals, Inc. — ADR^	4,000	17,440
Support Activities for Water Transportation — 2.57%
Braemar Shipping Services plc	2,200	8,085
Clarkson plc	11,100	582,945
Siem Industries, Inc. — ADR*ag	5,500	108,625
		699,655

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Transportation Equipment Manufacturing — 1.19%
The Boeing Company*	1,600	$ 322,112
TOTAL COMMON STOCKS
(cost $6,534,661)		11,035,201

PREFERRED STOCKS — 0.04%
Other Investment Pools and Funds — 0.04%
Partners Value Investments LP — Class A*ag	515	11,845
TOTAL PREFERRED STOCKS
(cost $9,785)		11,845

UNIT INVESTMENT TRUST — 19.72%
Funds, Trusts, and Other Financial Vehicles — 0.00%
Grayscale Ethereum Classic Trust*	24	376
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 19.72%
Grayscale Bitcoin Trust*[c]	156,520	5,360,810
TOTAL UNIT INVESTMENT TRUST
(cost $236,296)		5,361,186

	Principal
CONVERTIBLE BONDS — 0.01%	Amount
Department Stores — 0.01%
Sears Holdings Corporation, 8.000%, 12/15/2019 ef	41,080	642
TOTAL CONVERTIBLE BONDS
(cost $41,080)		642

WARRANTS — 0.05%	Shares
Other Investment Pools and Funds — 0.05%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD *ag	1,893	13,468
TOTAL WARRANTS
(cost $7,160)		13,468
TOTAL INVESTMENTS — 60.42%
(cost $6,830,982)		$16,422,342

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

Percentages are stated as a percent of net assets.

*	— Non-income producing security.
^	— This security or a portion of this security was out on loan at December 31, 2021. Total loaned securities had a market value of $206,996 at December 31, 2021. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $213,485.
a	— Value determined using significant unobservable inputs.
c	— Significant Investment - Greater than 5% of net assets.
e	— Default or other conditions exist and the security is not presently accruing income.
f	— Level 2 Investment.
g	— Illiquid.
ADR	— American Depositary Receipt.
CAD	— Canadian Dollars.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

COMMON STOCKS — 84.58%	Shares	Value
Accommodation — 0.61%
Civeo Corp. — ADR*	272,866	$ 5,230,841
Administrative and Support Services — 0.17%
Expedia Group, Inc.*	8,000	1,445,760
Aerospace and Defense — 1.54%
CACI International, Inc. — Class A*	49,000	13,191,290
Beverage and Tobacco Product Manufacturing — 0.05%
Crimson Wine Group Limited*	54,262	447,662
Cable and Other Subscription Programming — 0.50%
Discovery Communications, Inc. — Class A*^	113,600	2,674,144
Discovery Communications, Inc. — Class C*	69,700	1,596,130
		4,270,274
Casinos & Gaming — 0.09%
Las Vegas Sands Corp.*	21,500	809,260
Data Processing, Hosting, and Related Services — 0.02%
IHS Markit Limited — ADR	1,200	159,504
Diversified Real Estate Activities — 0.08%
PrairieSky Royalty Limited*	60,000	646,508
E-Commerce — 0.12%
eBay, Inc.	15,100	1,004,150
Food Services and Drinking Places — 1.19%
The Wendy's Company	427,600	10,198,260
Funds, Trusts, and Other Financial Vehicles — 0.07%
Mesabi Trust	23,220	613,472
Insurance Carriers and Related Activities — 0.01%
Markel Corporation*	100	123,400
Management of Companies and Enterprises — 2.72%
Associated Capital Group, Inc. — Class A	261,290	11,235,470
Bollore SA	11,700	65,537
Galaxy Digital Holdings Ltd.*	1,400	25,068
Icahn Enterprises LP	241,100	11,956,149
		23,282,224

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Mining (except Oil and Gas) — 3.13%
Franco-Nevada Corporation — ADR	174,300	$ 24,103,947
Sandstorm Gold Ltd. — ADR*	90,000	558,000
Wheaton Precious Metals Corporation — ADR	48,000	2,060,640
		26,722,587
Oil and Gas Extraction — 49.72%
Texas Pacific Land Corp.[c]	339,976	424,585,827
Tourmaline Oil Corp.*[f]	6,400	206,630
		424,792,457
Other Financial Investment Activities — 6.70%
Brookfield Asset Management, Inc. — Class Ac	826,800	49,922,184
Brookfield Business Partners LP	5,000	230,250
CF Acquisition Corp. VI*	800	8,664
GAMCO Investors, Inc. — Class A	5,000	124,900
Morgan Group Holding Co.*	5,841	12,558
Onex Corp. — ADR	88,400	6,934,096
		57,232,652
Other Investment Pools and Funds — 0.01%
Partners Value Investments LP*ag	800	48,065
Other Professional, Scientific, and Technical Services — 0.09%
GMO Internet, Inc.	32,000	755,281
Other Telecommunications — 4.27%
Liberty Broadband Corporation — Series A*	7,000	1,126,300
Liberty Broadband Corporation — Series C*	116,660	18,793,926
Liberty Media Corp.-Liberty SiriusXM — Class A*	139,200	7,078,320
Liberty Media Corp.-Liberty SiriusXM — Class C*	186,100	9,463,185
		36,461,731
Performing Arts, Spectator Sports, and Related Industries — 4.09%
Live Nation Entertainment, Inc.*	291,700	34,913,573
Real Estate — 5.45%
DREAM Unlimited Corp.*[f]	156,000	4,788,711
Equity Lifestyle Properties, Inc. — REIT	103,600	9,081,576
The Howard Hughes Corporation*	320,600	32,630,668
Tejon Ranch Co.*	1,600	30,528
		46,531,483

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Satellite Telecommunications — 0.43%
DISH Network Corp. — Class A*	30,800	$ 999,152
EchoStar Corporation — Class A*	102,500	2,700,875
		3,700,027
Securities and Commodities Exchanges — 1.33%
Cboe Global Markets, Inc.	66,900	8,723,760
CME Group, Inc.	11,100	2,535,906
IntercontinentalExchange Group, Inc.	500	68,385
		11,328,051
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.00%
MarketAxess Holdings, Inc.	100	41,127
Spectator Sports — 1.21%
Liberty Media Corp.-Liberty Formula One — Class A*	88,500	5,251,590
Liberty Media Corp.-Liberty Formula One — Class C*	80,200	5,071,848
		10,323,438
Support Activities for Water Transportation — 0.69%
Clarkson plc	101,600	5,335,788
Siem Industries, Inc. — ADR*ag	26,300	519,425
		5,855,213
Utilities — 0.29%
Brookfield Infrastructure Corporation — Class A — ADR^	4,900	334,474
Brookfield Infrastructure Partners LP	35,800	2,176,998
		2,511,472
TOTAL COMMON STOCKS
(cost $184,867,984)		722,639,762

PREFERRED STOCKS — 0.00%
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP — Class A*ag	217	4,991
TOTAL PREFERRED STOCKS
(cost $1,764)		4,991

CONVERTIBLE PREFERRED STOCKS — 0.04%
Insurance Carriers and Related Activities — 0.04%
Brookfield Asset Management Reinsurance Partners Ltd. — ADR	5,767	361,187
TOTAL CONVERTIBLE PREFERRED STOCKS
(cost $396,424)		361,187

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

UNIT INVESTMENT TRUST — 7.88%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 0.00%
Grayscale Ethereum Classic Trust*	12	$ 188
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 7.88%
Grayscale Bitcoin Trust*[c]	1,965,600	67,321,800
TOTAL UNIT INVESTMENT TRUST
(cost $26,407,610)		67,321,988

	Principal
CORPORATE BONDS — 0.00%	Amount
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.00%
GAMCO Investors, Inc., 4.000%, 06/15/2023 fg	3,000	2,969
TOTAL CORPORATE BONDS
(cost $3,000)		2,969

WARRANTS — 0.00%	Shares
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD*ag	800	5,692
TOTAL WARRANTS
(cost $2,367)		5,692
TOTAL INVESTMENTS — 92.50%
(cost $211,679,149)		$790,336,589

Percentages are stated as a percent of net assets.

*	— Non-income producing security.
^	— This security or a portion of this security was out on loan at December 31, 2021. Total loaned securities had a market value of $2,656,394 at December 31, 2021. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $2,820,250.
a	— Value determined using significant unobservable inputs.
c	— Significant Investment — Greater than 5% of net assets.
f	— Level 2 Investment.
g	— Illiquid.
ADR	— American Depository Receipt.
CAD	—Canadian Dollars.
REIT	— Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2021 — (Continued)

COMMON STOCKS — 99.67%	Shares	Value
Ambulatory Health Care Services — 0.27%
Viatris, Inc.	3,722	$ 50,359
Chemical Manufacturing — 11.21%
Alnylam Pharmaceuticals, Inc.*	3,000	508,740
Bluebird Bio, Inc.*	3,000	29,970
Editas Medicine, Inc.*	8,000	212,400
Intellia Therapeutics, Inc.*[c]	10,000	1,182,400
Organon & Co.	4,400	133,980
		2,067,490
Pharmaceutical and Medicine Manufacturing — 85.72%
2seventy bio, Inc.*	1,000	25,630
AbbVie, Inc.[c]	10,000	1,354,000
Agenus, Inc.*	148	476
Alkermes plc — ADR*	22,000	511,720
AMGEN, Inc.	4,000	899,880
Arena Pharmaceuticals, Inc.*	4,500	418,230
AstraZeneca plc — ADR	14,000	815,500
Biogen, Inc.*	3,750	899,700
Bristol-Myers Squibb Company[c]	23,500	1,465,225
Eli Lilly & Co.[c]	5,500	1,519,210
Galectin Therapeutics, Inc.*	24,000	49,680
Gilead Sciences, Inc.	11,000	798,710
GlaxoSmithKline plc — ADR	14,673	647,079
Immune Pharmaceuticals, Inc.*	1	0
Ionis Pharmaceuticals, Inc.*	8,000	243,440
Johnson & Johnson[c]	7,000	1,197,490
Merck & Co., Inc.[c]	14,000	1,072,960
Novartis AG — ADR[c]	14,000	1,224,580
Pacific Biosciences of California, Inc.*	12,000	245,520
Pfizer, Inc.[c]	30,000	1,771,500
Sanofi — ADR	13,000	651,300
		15,811,830
Professional, Scientific, and Technical Services — 2.47%
CRISPR Therapeutics AG — ADR*^	6,000	454,680
TOTAL COMMON STOCKS
(cost $9,300,892)		18,384,359

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2021 — (Continued)

RIGHTS — 0.04%	Shares	Value
Scientific Research and Development Services — 0.04%
Ligand Pharmaceuticals, Inc.*	44,000	$ 6,204
Ligand Pharmaceuticals, Inc.*	44,000	264
Ligand Pharmaceuticals, Inc.*	44,000	330
Ligand Pharmaceuticals, Inc.*#f	44,000	330
		7,128
TOTAL RIGHTS
(cost $0)		7,128
TOTAL INVESTMENTS — 99.71%
(cost $9,300,892)		$ 18,391,487

Percentages are stated as a percent of net assets.

^	— This security or a portion of this security was out on loan at December 31, 2021. Total loaned securities had a market value of $236,282 at December 31, 2021. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $250,999.
*	— Non-income producing security.
#	— Contingent value right (contingent upon profitbility of company).
c	— Significant Investment — Greater than 5% of net assets.
f	— Level 2 Investment.
ADR	— American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

COMMON STOCKS — 91.18%	Shares	Value
Accommodation — 2.17%
Civeo Corp. — ADR*	304,741	$ 5,841,885
Aerospace and Defense — 5.62%
CACI International, Inc. — Class A*[c]	56,200	15,129,602
Beverage and Tobacco Product Manufacturing — 0.23%
Crimson Wine Group Limited*	74,200	612,150
Cable and Other Subscription Programming — 0.01%
AMC Networks, Inc.*	1,000	34,440
Chemical Manufacturing — 2.28%
Inter Parfums, Inc.	57,400	6,136,060
Diversified Real Estate Activities — 0.29%
PrairieSky Royalty Limited*	72,000	775,809
Food Services and Drinking Places — 2.50%
The Wendy's Company	282,400	6,735,240
Funds, Trusts, and Other Financial Vehicles — 0.05%
Mesabi Trust^	4,700	124,174
Machinery Manufacturing — 0.20%
Colfax Corporation*	10,900	501,073
Oshkosh Corp.	400	45,084
		546,157
Management of Companies and Enterprises — 9.54%
Associated Capital Group, Inc. — Class A	207,200	8,909,600
Dundee Corporation — Class A*	1,362,200	1,552,908
Galaxy Digital Holdings Ltd.*	376,000	6,732,598
Icahn Enterprises LP	165,000	8,182,350
RIT Capital Partners plc	8,200	305,225
		25,682,681
Merchant Wholesalers, Durable Goods — 0.34%
Dorman Products, Inc.*	8,000	904,080
Mining (except Oil and Gas) — 1.24%
Altius Minerals Corp.*	10,000	137,634
Sandstorm Gold Ltd. — ADR*	480,400	2,978,480
Wheaton Precious Metals Corporation — ADR	5,000	214,650
		3,330,764

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Motor Vehicle and Parts Dealers — 0.02%
AutoNation, Inc.*	200	$ 23,370
Penske Automotive Group, Inc.	200	21,444
		44,814
Oil and Gas Extraction — 48.21%
Permian Basin Royalty Trust	100,000	1,010,000
Texas Pacific Land Corp.[c]	103,143	128,812,199
		129,822,199
Other Financial Investment Activities — 0.82%
CF Acquisition Corp. VI*	400	4,332
GAMCO Investors, Inc. — Class A	13,200	329,736
Morgan Group Holding Co.*	3,967	8,529
Onex Corporation[f]	23,300	1,828,708
Power & Digital Infrastructure Acquisition Corp.*	4,200	45,990
		2,217,295
Other Investment Pools and Funds — 0.72%
Urbana Corporation — Class A*	686,271	1,931,400
Other Pipeline Transportation — 0.57%
Rubis SCA	51,100	1,527,735
Performing Arts, Spectator Sports, and Related Industries — 3.44%
Live Nation Entertainment, Inc.*	76,900	9,204,161
Madison Square Garden Entertainment Corp.*	772	54,303
		9,258,464
Professional, Scientific, and Technical Services — 0.07%
Cookpad, Inc.*	88,000	198,140
Promoters of Performing Arts, Sports, and Similar Events — 0.01%
Madison Square Garden Sports Corp. — Class A*	240	41,695
Real Estate — 12.34%
DREAM Unlimited Corp.*cf	883,000	27,105,332
Equity Commonwealth REIT*	400	10,360
The Howard Hughes Corporation*	57,400	5,842,172
Tejon Ranch Co.*	15,000	286,200
		33,244,064
Support Activities for Mining — 0.00%
Maverix Metals, Inc. — ADR^	2,000	8,720
Support Activities for Water Transportation — 0.36%
Braemar Shipping Services plc	255,700	939,666
Clarkson plc	400	21,007
		960,673

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Telecommunications — 0.15%
LICT Corporation*	16	$ 416,000
TOTAL COMMON STOCKS
(cost $90,544,754)		245,524,241

UNIT INVESTMENT TRUST — 3.90%
Funds, Trusts, and Other Financial Vehicles — 0.00%
Grayscale Ethereum Classic Trust*	60	939
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 3.90%
Grayscale Bitcoin Trust*	307,125	10,519,031
TOTAL UNIT INVESTMENT TRUST
(cost $3,244,107)		10,519,970

	Principal
CORPORATE BONDS — 0.00%	Amount
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.00%
GAMCO Investors, Inc., 4.000%, 06/15/2023fg	7,000	6,929
TOTAL CORPORATE BONDS
(cost $7,000)		6,929

WARRANTS — 0.43%	Shares
Other Investment Pools and Funds — 0.43%
Partners Value Investments LP CAD Expiration: 06/30/2026,
Exercise Price: 32.45 CAD*ag	161,700	1,150,480
TOTAL WARRANTS
(cost $440,386)		1,150,480
TOTAL INVESTMENTS — 95.51%
(cost $94,236,247)		$257,201,620

Percentages are stated as a percent of net assets.

*	— Non-income producing security.
^	— This security or a portion of this security was out on loan at December 31, 2021. Total loaned securities had a market value of $66,176 at December 31, 2021. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $68,261.
a	— Value determined using significant unobservable inputs.
c	— Significant Investment - Greater than 5% of net assets.
f	— Level 2 Investment.
g	— Illiquid.
ADR	—American Depository Receipt.
CAD	—Canadian Dollars.
REIT	—Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

COMMON STOCKS — 57.29%	Shares	Value
Accommodation — 0.16%
Civeo Corp. — ADR*	10,666	$ 204,467
Aerospace and Defense — 0.01%
CACI International, Inc. — Class A*	48	12,922
Agricultural Operations — 0.00%
Wilmar International Ltd.	100	307
Asset Management — 0.14%
Sprott, Inc.*[f]	4,115	185,687
Beverage and Tobacco Product Manufacturing — 0.02%
Crimson Wine Group Limited*	2,800	23,100
Data Processing, Hosting, and Related Services — 2.49%
IHS Markit Limited — ADR	400	53,168
MasterCard, Inc. — Class A	4,000	1,437,280
Visa, Inc. — Class A	8,000	1,733,680
		3,224,128
Diversified Real Estate Activities — 0.00%
PrairieSky Royalty Limited*	200	2,155
E-Commerce — 0.12%
eBay, Inc.	2,400	159,600
Funds, Trusts, and Other Financial Vehicles — 0.43%
Mesabi Trust	21,142	558,571
Global Exchanges — 1.12%
ASX Ltd.	4,400	297,392
Deutsche Boerse AG	1,800	301,452
Euronext NV	2,520	261,798
Hellenic Exchanges — Athens Stock Exchange SA	800	3,379
Japan Exchange Group Inc. — ADR*	7,200	78,840
London Stock Exchange Group Plc	600	56,280
NZX Limited	364,202	451,489
		1,450,630
Industrial Machinery Manufacturing — 0.01%
TerraVest Industries, Inc.*	332	7,213
Insurance Carriers and Related Activities — 0.05%
Arthur J. Gallagher & Co.	400	67,868

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Management of Companies and Enterprises — 3.10%
Associated Capital Group, Inc. — Class A	45,848	$ 1,971,464
Dundee Corporation — Class A*^	1,800	2,052
Galaxy Digital Holdings Ltd.*	114,000	2,041,267
		4,014,783
Merchant Wholesalers, Durable Goods — 0.08%
A-Mark Precious Metals, Inc.	1,600	97,760
Mining (except Oil and Gas) — 2.27%
Franco-Nevada Corporation — ADR	9,144	1,264,524
Sandstorm Gold Ltd. — ADR*	60,400	374,480
Wheaton Precious Metals Corporation — ADR	30,288	1,300,264
		2,939,268
Oil and Gas Extraction — 35.03%
Texas Pacific Land Corp.[c]	36,328	45,368,949
Other Financial Investment Activities — 0.63%
Brookfield Asset Management, Inc. — Class A	3,600	217,368
CF Acquisition Corp. VI*	400	4,332
GAMCO Investors, Inc. — Class A	23,200	579,536
Morgan Group Holding Co.*	872	1,875
Power & Digital Infrastructure Acquisition Corp.*	1,800	19,710
		822,821
Other Investment Pools and Funds — 2.80%
Partners Value Investments LP*ag	43,516	2,614,503
Urbana Corporation *[f]	3,200	8,955
Urbana Corporation — Class A*	356,004	1,001,917
		3,625,375
Real Estate — 3.19%
DREAM Unlimited Corp.*[f]	120,200	3,689,763
The Howard Hughes Corporation*	2,400	244,272
Tejon Ranch Co.*	10,400	198,432
		4,132,467
Securities and Commodities Exchanges — 4.37%
Cboe Global Markets, Inc.	7,806	1,017,902
CME Group, Inc.	5,800	1,325,068
IntercontinentalExchange Group, Inc.	12,900	1,764,333
Miami International Holdings, Inc.*ag	95,000	688,750
NASDAQ, Inc.	2,400	504,024
TMX Group Ltd.*	3,600	364,995
		5,665,072

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.03%
Bakkt Holdings, Inc.*	100	$ 851
Burford Capital Ltd. — ADR	100	1,056
MarketAxess Holdings, Inc.	48	19,741
OTC Markets Group Inc. — Class A	400	23,644
		45,292
Support Activities for Water Transportation — 1.24%
Clarkson plc	30,500	1,601,787
TOTAL COMMON STOCKS
(cost $26,495,594)		74,210,222

PREFERRED STOCKS — 0.21%
Other Investment Pools and Funds — 0.21%
Partners Value Investments LP — Class A*ag	11,832	272,136
TOTAL PREFERRED STOCKS
(cost $219,010)		272,136

CONVERTIBLE PREFERRED STOCKS — 0.00%
Insurance Carriers and Related Activities — 0.00%
Brookfield Asset Management Reinsurance Partners Ltd. — ADR	24	1,503
TOTAL CONVERTIBLE PREFERRED STOCKS
(cost $1,650)		1,503

UNIT INVESTMENT TRUST — 15.92%
Funds, Trusts, and Other Financial Vehicles — 0.00%
Grayscale Ethereum Classic Trust*	12	188
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 15.92%
Grayscale Bitcoin Trust*[c]	601,874	20,614,184
TOTAL UNIT INVESTMENT TRUST
(cost $1,460,075)		20,614,372

	Principal
CONVERTIBLE BONDS — 0.00%	Amount
Department Stores — 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019 *ef	5,720	89
TOTAL CONVERTIBLE BONDS
(cost $5,720)		89

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2021 — (Continued)

CORPORATE BONDS — 0.01%	Principal
	Amount	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.01%
GAMCO Investors, Inc., 4.000%, 06/15/2023 fg	14,000	$ 13,858
TOTAL CORPORATE BONDS
(cost $14,000)		13,858

EXCHANGE TRADED FUNDS — 0.01%	Shares
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.01%
ProShares Short VIX Short-Term Futures ETF*	200	12,310
TOTAL EXCHANGE TRADED FUNDS
(cost $6,796)		12,310

WARRANTS — 0.26%
Other Investment Pools and Funds — 0.24%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD *ag	43,516	309,612
Securities and Commodities Exchanges — 0.02%
Miami International Holdings, Inc. Expiration: 04/08/2026,
Exercise Price: 7.50 USD *ag	14,469	22,138
TOTAL WARRANTS
(cost $130,104)		331,750
TOTAL INVESTMENTS — 73.70%
(cost $28,332,949)		$ 95,456,240

Percentages are stated as a percent of net assets.

*	— Non-income producing security.
^	— This security or a portion of this security was out on loan at December 31, 2021. Total loaned securities had a market value of $912 at December 31, 2021. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $1,000.
a	— Value determined using significant unobservable inputs.
c	— Significant Investment — Greater than 5% of net assets.
e	— Default or other conditions exist and the security is not presently accruing income.
f	— Level 2 Investment.
g	— Illiquid.
ADR	— American Depository Receipt.
CAD	— Canadian Dollars.
ETF	— Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2021 — (Continued)

EXCHANGE TRADED FUNDS — 70.16%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 70.16%
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	54,000	$ 2,909,520
PIMCO Enhanced Short Maturity Active ETF	4,700	477,332
SPDR Barclays Short Term Corporate Bond ETF	24,000	743,280
Vanguard Short-Term Corporate Bond ETF	21,700	1,763,342
TOTAL EXCHANGE TRADED FUNDS
(cost $5,804,792)		5,893,474
TOTAL INVESTMENTS — 70.16%
(cost $5,804,792)		$ 5,893,474

Percentages are stated as a percent of net assets.

ETF — Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2021 — (Continued)

COMMON STOCKS — 0.39%	Shares	Value
Merchant Wholesalers, Durable Goods — 0.39%
Valaris Ltd. — ADR*	2,682	$ 96,552
TOTAL COMMON STOCKS
(cost $567,646)		96,552

	Principal
CONVERTIBLE BONDS — 2.74%	Amount
Pipeline Transportation of Natural Gas — 2.72%
Cheniere Energy, Inc., 4.250%, 03/15/2045[f]	800,000	677,239
TOTAL CONVERTIBLE BONDS
(cost $674,451)		677,239

CORPORATE BONDS — 20.33%
Broadcasting (except Internet) — 0.83%
CSC Holdings LLC, 5.875%, 09/15/2022[f]	200,000	205,203
Construction of Buildings — 8.11%
Lennar Corporation, 4.750%, 11/15/2022cf	1,960,000	2,006,530
Deep Sea, Coastal, and Great Lakes Water Transportation — 8.33%
Stolt-Nielsen Limited, 6.375%, 09/21/2022cf	2,000,000	2,059,945
Fabricated Metal Product Manufacturing — 1.00%
Ball Corporation, 5.250%, 07/01/2025[f]	224,000	247,210
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.02%
GAMCO Investors, Inc., 4.000%, 06/15/2023fg	6,000	5,939
Telecommunications — 2.04%
Lumen Technologies, Inc., 5.800%, 03/15/2022[f]	500,000	504,383
TOTAL CORPORATE BONDS
(cost $4,891,979)		5,029,210

MUNICIPAL BONDS — 0.48%
Support Activities for Air Transportation — 0.48%
Branson Missouri Regional Airport Transportation Development District,
5.000%, 04/01/2043efg	1,183,378	119,458
TOTAL MUNICIPAL BONDS
(cost $2,274,804)		119,458

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2021 — (Continued)

CLOSED-END FUNDS — 10.73%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 10.73%
DoubleLine Opportunistic Credit Fund	50,900	$ 975,753
PIMCO Dynamic Income Fund[c]	64,800	1,678,968
TOTAL CLOSED-END FUNDS
(cost $3,324,701)		2,654,721
TOTAL INVESTMENTS — 34.67%
(cost $11,733,581)		$ 8,577,180

Percentages are stated as a percent of net assets.

*	— Non-income producing security.
c	— Significant Investment — Greater than 5% of net assets.
e	— Default or other conditions exist and the security is not presently accruing income.
f	— Level 2 Investment.
g	— Illiquid.
ADR	— American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2021

		The Internet	The Global
		Portfolio	Portfolio
		(Consolidated)	(Consolidated)
ASSETS:
	Investments, at value(1)(2)	$176,790,843	$16,422,342
	Foreign currencies, at value(3)	—	805
	Cash	59,846,297	10,795,315
	Cash proceeds from securities lending	741,080	213,485
	Receivable for contributed capital	72,399	672
	Dividends and interest receivable	18,926	15,538
	Prepaid expenses and other assets	11,962	272
	Total Assets	237,481,507	27,448,429
LIABILITIES:
	Payable to Adviser	292,081	29,684
	Payable to Trustees	5,252	586
	Payable to Chief Compliance Officer	229	37
	Payable for securities purchased	—	14
	Payable for collateral received for securities loaned	741,080	213,485
	Payable for withdrawn capital	2,523,829	1,217
	Accrued expenses and other liabilities	47,694	23,297
	Total Liabilities	3,610,165	268,320
	Net Assets	$233,871,342	$27,180,109
(1)	Cost of investments	$ 74,703,719	$ 6,830,982
(2)	Includes loaned securities with a market value of	$ 704,475	$ 206,996
(3)	Cost of foreign currencies	$ —	$ 787

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2021

		The Paradigm
		Portfolio	The Medical
		(Consolidated)	Portfolio
ASSETS:
	Investments, at value(1)(2)	$790,336,589	$18,391,487
	Cash	64,543,840	39,377
	Cash proceeds from securities lending	2,820,250	250,999
	Receivable for contributed capital	182,075	48
	Receivable for investments sold	801,957	—
	Dividends and interest receivable	97,138	51,313
	Prepaid expenses and other assets	9,637	210
	Total Assets	858,791,486	18,733,434
LIABILITIES:
	Payable to Adviser	909,124	19,050
	Payable to Trustees	18,376	366
	Payable to Chief Compliance Officer	1,281	22
	Payable for collateral received for securities loaned	2,820,250	250,999
	Payable for withdrawn capital	493,365	4,839
	Accrued expenses and other liabilities	131,780	12,958
	Total Liabilities	4,374,176	288,234
	Net Assets	$854,417,310	$18,445,200
(1)	Cost of investments	$211,679,149	$ 9,300,892
(2)	Includes loaned securities with a market value of	$ 2,656,394	$ 236,282

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2021

		The Small Cap	The Market
		Opportunities	Opportunities
		Portfolio	Portfolio
		(Consolidated)	(Consolidated)
ASSETS:
	Investments, at value(1)(2)	$257,201,620	$95,456,240
	Cash	12,227,413	34,070,577
	Cash proceeds from securities lending	68,261	1,000
	Receivable for contributed capital	44,826	149,058
	Receivable for investments sold	304,957	—
	Dividends and interest receivable	83,796	22,104
	Prepaid expenses and other assets	2,333	1,363
	Total Assets	269,933,206	129,700,342
LIABILITIES:
	Payable to Adviser	284,551	138,954
	Payable to Trustees	5,766	2,761
	Payable to Chief Compliance Officer	366	168
	Payable for securities purchased	—	5,008
	Payable for collateral received for securities loaned	68,261	1,000
	Payable for withdrawn capital	238,735	2,854
	Accrued expenses and other liabilities	53,897	33,305
	Total Liabilities	651,576	184,050
	Net Assets	$269,281,630	$129,516,292
(1)	Cost of investments	$ 94,236,247	$28,332,949
(2)	Includes loaned securities with a market value of	$ 66,176	$ 912

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2021

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)	$ 5,893,474	$ 8,577,180
Cash	2,524,140	16,253,158
Receivable for contributed capital	—	776
Dividends and interest receivable	235	89,868
Prepaid expenses and other assets	137	915
Total Assets	8,417,986	24,921,897
LIABILITIES:
Payable to Adviser	6,516	26,753
Payable to Trustees	178	519
Payable to Chief Compliance Officer	20	42
Payable for withdrawn capital	—	137,747
Accrued expenses and other liabilities	11,679	15,181
Total Liabilities	18,393	180,242
Net Assets	$ 8,399,593	$24,741,655
(1) Cost of investments	$ 5,804,792	$11,733,581

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2021

	The Internet	The Global
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
INVESTMENT INCOME:
Dividends†	$ 677,484	$ 122,728
Interest	15,542	3,162
Income from securities lending	302,517	7,683
Total investment income	995,543	133,573
EXPENSES:
Investment advisory fees	2,979,510	341,371
Administration fees	90,698	23,801
Professional fees	34,460	19,180
Fund accounting fees	34,560	5,393
Trustees' fees	20,504	2,373
Chief Compliance Officer fees	3,772	450
Custodian fees and expenses	19,065	11,300
Registration fees	646	644
Other expenses	7,882	854
Total expenses	3,191,097	405,366
Net investment loss	(2,195,554)	(271,793)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	1,373,651	436,399
Net change in unrealized appreciation of:
Investments and foreign currency	17,505,437	2,330,030
Net realized and unrealized gain on investments	18,879,088	2,766,429
Net increase in net assets resulting from operations	$16,683,534	$2,494,636
† Net of foreign taxes withheld of:	$ 4,287	$ 11,840

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2021

	The Paradigm
	Portfolio	The Medical
	(Consolidated)	Portfolio
INVESTMENT INCOME:
Dividends†	$ 5,628,267	$ 408,103
Interest	26,659	37
Income from securities lending	1,183,436	3,482
Total investment income	6,838,362	411,622
EXPENSES:
Investment advisory fees	11,377,453	230,269
Administration fees	317,357	19,876
Professional fees	82,979	9,468
Fund accounting fees	131,616	3,587
Trustees' fees	78,100	1,580
Chief Compliance Officer fees	14,510	296
Custodian fees and expenses	56,519	1,384
Registration fees	864	57
Other expenses	32,299	711
Total expenses	12,091,697	267,228
Net investment income (loss)	(5,253,335)	144,394
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	21,684,321	251,613
Net change in unrealized appreciation of:
Investments and foreign currency	232,627,876	1,400,543
Net realized and unrealized gain on investments	254,312,197	1,652,156
Net increase in net assets resulting from operations	$249,058,862	$1,796,550
† Net of foreign taxes withheld of:	$ 175,234	$ 11,746

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2021

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
INVESTMENT INCOME:
Dividends†	$ 1,782,711	$ 737,217
Interest	5,169	10,524
Income from securities lending	175,783	64,052
Total investment income	1,963,663	811,793
EXPENSES:
Investment advisory fees	3,433,160	1,651,491
Administration fees	105,601	58,636
Professional fees	35,139	26,363
Fund accounting fees	40,279	20,448
Trustees' fees	23,306	11,416
Chief Compliance Officer fees	4,261	2,120
Custodian fees and expenses	24,737	16,194
Registration fees	38	921
Other expenses	9,205	4,398
Total expenses	3,675,726	1,791,987
Net investment loss	(1,712,063)	(980,194)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	1,647,914	410,680
Net change in unrealized appreciation of:
Investments and foreign currency	85,881,530	26,149,090
Net realized and unrealized gain on investments	87,529,444	26,559,770
Net increase in net assets resulting from operations	$ 85,817,381	$25,579,576
† Net of foreign taxes withheld of:	$ 90,465	$ 29,198

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2021

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends	$ 87,218	$ 234,288
Interest	1,326	577,646
Income from securities lending	—	41,588
Total investment income	88,544	853,522
EXPENSES:
Investment advisory fees	99,556	334,867
Administration fees	18,061	23,417
Professional fees	8,931	10,520
Fund accounting fees	1,691	6,055
Trustees' fees	929	2,226
Chief Compliance Officer fees	178	422
Custodian fees and expenses	1,259	8,310
Registration fees	47	53
Other expenses	535	1,179
Total expenses	131,187	387,049
Net investment income (loss)	(42,643)	466,473
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	54	355,888
Long term realized gain distributions received from other
investment companies	8,781	—
Net change in unrealized depreciation of:
Investments and foreign currency	(125,419)	(510,846)
Net realized and unrealized loss on investments	(116,584)	(154,958)
Net increase (decrease) in net assets resulting from operations	$(159,227)	$ 311,515

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	(Consolidated)		(Consolidated)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
OPERATIONS:
Net investment loss	$ (2,195,554)	$ (425,140)	$ (271,793)	$ (100,432)
Net realized gain on sale of
investments and foreign currency	1,373,651	3,019,154	436,399	9,473
Net change in unrealized appreciation
of investments and foreign
currency	17,505,437	59,789,361	2,330,030	4,113,381
Net increase in net assets
resulting from operations	16,683,534	62,383,375	2,494,636	4,022,422
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	101,179,878	7,770,046	12,260,221	3,893,514
Withdrawals	(57,882,549)	(14,948,968)	(8,038,442)	(1,870,598)
Net increase (decrease) in net assets
resulting from capital
share transactions	43,297,329	(7,178,922)	4,221,779	2,022,916
Total increase in net assets	59,980,863	55,204,453	6,716,415	6,045,338
NET ASSETS:
Beginning of year	173,890,479	118,686,026	20,463,694	14,418,356
End of year	$233,871,342	$173,890,479	$27,180,109	$20,463,694

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio
	(Consolidated)		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
OPERATIONS:
Net investment income (loss)	$ (5,253,335)	$ 4,287,324	$ 144,394	$ 177,117
Net realized gain on sale
of investments and
foreign currency	21,684,321	17,672,827	251,613	266,162
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	232,627,876	(28,986,307)	1,400,543	1,262,827
Net increase (decrease) in net assets
resulting from operations	249,058,862	(7,026,156)	1,796,550	1,706,106
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	59,510,967	3,165,502	491,764	3,411,267
Withdrawals	(112,877,140)	(136,914,828)	(1,484,927)	(4,259,206)
Net decrease in net assets
resulting from beneficial
interest transactions	(53,366,173)	(133,749,326)	(993,163)	(847,939)
Total increase (decrease) in net assets	195,692,689	(140,775,482)	803,387	858,167
NET ASSETS:
Beginning of year	658,724,621	799,500,103	17,641,813	16,783,646
End of year	$854,417,310	$ 658,724,621	$18,445,200	$17,641,813

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Portfolio		Opportunities Portfolio
	(Consolidated)		(Consolidated)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
OPERATIONS:
Net investment gain (loss)	$ (1,712,063)	$ 1,902,916	$ (980,194)	$ 322,011
Net realized gain (loss) on sale
of investments and
foreign currency	1,647,914	(5,219,911)	410,680	32,711
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	85,881,530	(8,887,713)	26,149,090	13,440,674
Net increase (decrease) in net assets
resulting from operations	85,817,381	(12,204,708)	25,579,576	13,795,396
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	58,012,973	353,007	20,290,895	7,450,092
Withdrawals	(53,010,578)	(79,457,203)	(13,054,775)	(11,024,283)
Net increase (decrease) in net assets
resulting from beneficial
interest transactions	5,002,395	(79,104,196)	7,236,120	(3,574,191)
Total increase (decrease) in net assets	90,819,776	(91,308,904)	32,815,696	10,221,205
NET ASSETS:
Beginning of year	178,461,854	269,770,758	96,700,596	86,479,391
End of year	$269,281,630	$ 178,461,854	$129,516,292	$96,700,596

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-Disciplinary
	Income Portfolio		Income Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
OPERATIONS:
Net investment income (loss)	$ (42,643)	$ 8,791	$ 466,473	$ 956,923
Net realized gain (loss) on sale of
investments, foreign currency,
written options and distributions received
from other investment companies	8,835	—	355,888	(830,990)
Net change in unrealized appreciation
(depreciation) of investments, foreign
currency and written options	(125,419)	146,889	(510,846)	(997,440)
Net increase (decrease) in net assets
resulting from operations	(159,227)	155,680	311,515	(871,507)
NET DECREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	1,105,136	7,566,629	5,154,131	3,334,817
Withdrawals	(5,254,443)	(11,555,389)	(7,116,201)	(11,275,410)
Net decrease in net assets
resulting from beneficial
interest transactions	(4,149,307)	(3,988,760)	(1,962,070)	(7,940,593)
Total decrease in net assets	(4,308,534)	(3,833,080)	(1,650,555)	(8,812,100)
NET ASSETS:
Beginning of year	12,708,127	16,541,207	26,392,210	35,204,310
End of year	$ 8,399,593	$12,708,127	$24,741,655	$ 26,392,210

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements
December 31, 2021

1. Organization

The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, are “non- diversified” series of the Trust, except The Global Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Alternative Income Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Income Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.

Each of the Master Portfolios, except for The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio, seeks to provide investors with long-term capital growth. The Alternative Income Portfolio seeks to provide current income and gains. The Multi-Disciplinary Income Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Alternative Income and Multi-Disciplinary Income Portfolios utilize a two-part investment strategy, which includes fixed income and derivatives components. The Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio utilize wholly-owned subsidiaries to achieve their investment objectives. Please see Note 2 for further details.

2. Significant Accounting Policies

Security Valuation

Master Portfolios equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

markets. At December 31, 2021, 0.86%, 0.98%, 0.07%, 0.43% and 3.02% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Fund and The Market Opportunities Portfolio respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2021.

Bitcoin

The Master Portfolios may invest in Grayscale Bitcoin Trust, a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments. At December 31, 2021, 31.4%, 19.7%, 7.9%, 3.9%, and 15.9% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non-qualifying income under Subchapter M of the Internal Revenue Code.

Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. Since the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

As bitcoins have grown in popularity, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and its Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.

Consolidation of Subsidiaries

The consolidated financial statements include the accounts of Cayman, Ltd., Cayman wholly-owned Controlled Foreign Corporations (“CFCs”) and the accounts of Delaware Corporations (the “Cayman” or “Delaware”, respectively, or “Subsidiaries” for both). The respective Master Portfolios hold a CFC: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. The respective Master Portfolios hold a Delaware subsidiary: Internet Portfolio, Global Portfolio and Market Opportunities Portfolio. Each Master Portfolio can invest up to 25% of its total

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

assets in the Subsidiaries. The Subsidiaries act as an investment vehicle in order to invest in commodity-linked and bitcoin-linked instruments consistent with the Portfolio’s investment objectives and policies. By investing in its Subsidiaries, a Master Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by the Master Portfolio and are subject to the same risks that apply to similar investments if held directly by the Master Portfolio. Each Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, each Master Portfolio wholly-owns and controls its Subsidiaries, making it unlikely that the Subsidiaries will take action contrary to the interests of the Master Portfolio. Each Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as its Master Portfolio.

The Cayman Subsidiary is an exempted Cayman investment company and is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, each Cayman Subsidiary is a CFC not subject to U.S. income taxes. As a wholly-owned CFC, however, each Cayman Subsidiary’s net income and capital gain will be included each year in the respective Portfolio’s investment company taxable income.

As of December 31, 2021, the respective Cayman Subsidiary’s net assets and percent of the respective Portfolio’s net assets were:

Internet Portfolio	$21,560,537	9.22%
Global Portfolio	909,885	3.35%
Paradigm Portfolio	68,817,204	8.05%
Small Cap Opportunities Portfolio	10,772,427	4.00%
Market Opportunities Portfolio	4,912,175	3.79%

The Delaware Subsidiary is organized under Delaware law. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to its respective Master Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

As of December 31, 2021, the respective Delaware Subsidiary’s net assets and percent of the respective Portfolio’s net assets were:

Internet Portfolio	$3,052	0.00%
Global Portfolio	3,040	0.01%
Market Opportunities Portfolio	3,090	0.00%

Repurchase Agreements

Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Options

The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations

The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities

The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. The 144A securities have been deemed to be liquid by the Master Portfolios Adviser under the supervision of the Board of Trustees. At December 31, 2021, none of the Master Portfolios held securities restricted to institutional investors (144A Securities):

An illiquid asset is any asset which may not be sold or disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment. At December 31, 2021, the following Master Portfolios held illiquid securities:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

		Percentage of
	Market Value	Net Assets
The Internet Portfolio	$2,005,453	0.86%
The Global Portfolio	265,697	0.98%
The Paradigm Portfolio	581,142	0.07%
The Small Cap Opportunities Portfolio	1,157,409	0.43%
The Market Opportunities Portfolio	3,920,997	3.03%
The Multi-Disciplinary Income Portfolio	125,397	0.51%

When-Issued Securities

The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending

Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1 / 3 % of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Significant Investments

The Portfolios may invest a greater percentage of their assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments or other funds) expose the portfolios to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2021, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio and The Multi-Disciplinary Income Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

invested approximately 43%, 37%, 63%, 58%, 64%, 48% and 23% of their respective net assets in individual securities greater than 5% of net assets. See the respective Schedule of Investments for further details.

Holding a large concentration in a single security or issuer may expose the portfolios to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the portfolios’ performance. At December 31, 2021, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio held 11%, 13%, 50%, 48% and 35% of their respective net assets in Texas Pacific Land Trust and because a large portion of its revenue is derived from oil and gas royalties, the performance of the portfolios could be adversely affected if the underlying markets for oil and gas were to decline, thereby having a more significant impact on the portfolios given the concentration in this holding.

Short-Term Investments

The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

Expense Allocation

Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the Feeder Funds daily based on their proportionate interests in the respective Master Portfolios.

Federal Income Taxes

Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2021, open tax years include the tax years ended December 31, 2018 through December 31, 2021. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other

Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been incorporated in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

3. Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

For the year ended December 31, 2021, Master Portfolios incurred the following expenses pursuant to the Agreements:

Investment Advisory Fees
The Internet Portfolio	$2,979,510
The Global Portfolio	341,371
The Paradigm Portfolio	11,377,453
The Medical Portfolio	230,269
The Small Cap Opportunities Portfolio	3,433,160
The Market Opportunities Portfolio	1,651,491
The Alternative Income Portfolio	99,556
The Multi-Disciplinary Income Portfolio	334,867

For the year ended December 31, 2021, the Trust was allocated approximately $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

4. Securities Transactions

Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2021, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
The Internet Portfolio	$ —	$ 24,455,647	$ —	$ 7,905,895
The Global Portfolio	—	2,820,293	—	1,067,939
The Paradigm Portfolio	—	5,429,160	—	38,524,471
The Medical Portfolio	—	218,260	—	967,752
The Small Cap Opportunities Portfolio .	—	7,999,388	—	13,519,128
The Market Opportunities Portfolio	—	5,126,092	—	1,834,767
The Alternative Income Portfolio	—	—	—	—
The Multi-Disciplinary Income Portfolio	—	14,830	—	9,793,283

As of December 31, 2021, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

	Internet	Global	Paradigm	Medical
Tax Cost of Investments	$ 76,244,418	$ 7,592,845	$ 215,026,712	$ 9,350,542
Unrealized Appreciation	104,753,733	10,396,762	591,411,676	9,624,097
Unrealized Depreciation	(4,207,308)	(1,567,265)	(16,101,799)	(583,152)
Net Unrealized Appreciation	$ 100,546,425	$ 8,829,497	$ 575,309,877	$ 9,040,945

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Tax Cost of Investments	$ 100,596,752	$ 30,732,033	$ 5,804,792	$ 11,050,447
Unrealized Appreciation	172,089,258	67,883,301	88,775	830,323
Unrealized Depreciation	(15,484,390)	(3,159,094)	(93)	(3,303,590)
Net Unrealized
Appreciation (Depreciation)	$ 156,604,868	$ 64,724,207	$ 88,682	$ (2,473,267)

5. Portfolio Securities Loaned

As of December 31, 2021, the Master Portfolios had loaned securities that were collateralized by cash. The majority of the cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. As the securities loans are subject to termination by the Funds or the borrower at any time, the remaining maturities of the outstanding securities lending transactions are considered to be overnight and continuous. The value of the securities on loan and the value of the related collateral at December 31, 2021, were as follows:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

	Securities	Collateral
The Internet Portfolio	$704,475	$741,080
The Global Portfolio	206,996	213,485
The Paradigm Portfolio	2,656,394	2,820,250
The Medical Portfolio	236,282	250,999
The Small Cap Opportunities Portfolio	66,176	68,261
The Market Opportunities Portfolio	912	1,000
The Alternative Income Portfolio	—	—
The Multi-Disciplinary Income Portfolio	—	—

6. Selected Financial Highlights

Financial highlights for the Master Portfolios were as follows:

		The Internet Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Total Return	15.72%	56.87%	26.92%	(26.86)%	57.90%
Ratio of expenses to
average net assets:	1.34%	1.37%	1.37%	1.38%	1.37%
Ratio of net investment
income (loss) to
average net assets:	(0.92)%	(0.36)%	(0.29)%	(0.60)%	1.27%
Portfolio turnover rate	4%	1%	1%	15%	44%

		The Global Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Total Return	16.23%	24.80%	21.41%	(23.85)%	49.37%
Ratio of expenses to
average net assets:	1.48%	1.59%	1.59%	1.66%	1.59%
Ratio of net investment
income (loss) to
average net assets:	(1.00)%	(0.66)%	(0.18)%	(0.57)%	1.88%
Portfolio turnover rate	7%	8%	5%	28%	169%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

		The Paradigm Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Total Return	38.46%	3.61%	30.77%	(5.27)%	28.69%
Ratio of expenses to
average net assets:	1.33%	1.35%	1.35%	1.36%	1.36%
Ratio of net investment
income (loss) to
average net assets:	(0.58)%	0.70%	(0.43)%	(0.65)%	(0.53)%
Portfolio turnover rate	1%	1%	1%	3%	14%

		The Medical Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Total Return	10.53%	8.95%	15.92%	1.59%	10.67%
Ratio of expenses to
average net assets:	1.45%	1.48%	1.51%	1.47%	1.43%
Ratio of net investment
income to
average net assets:	0.78%	1.03%	1.22%	0.96%	0.82%
Portfolio turnover rate	1%	7%	6%	0%	0%

		The Small Cap Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Total Return	50.63%	2.57%	27.34%	0.56%	26.50%
Ratio of expenses to
average net assets:	1.34%	1.37%	1.36%	1.37%	1.37%
Ratio of net investment
income (loss) to
average net assets:	(0.62)%	1.05%	(0.20)%	(0.33)%	(0.47)%
Portfolio turnover rate	3%	0%	4%	3%	9%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

		The Market Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Total Return	28.08%	19.57%	22.77%	(10.62)%	47.53%
Ratio of expenses to
average net assets:	1.36%	1.38%	1.39%	1.40%	1.39%
Ratio of net investment
income (loss) to
average net assets:	(0.74)%	0.42%	(0.00)%	(0.30)%	1.05%
Portfolio turnover rate	2%	2%	4%	8%	35%

		The Alternative Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Total Return	(1.56)%	2.03%	2.28%	0.77%	2.20%
Ratio of expenses to
average net assets:	1.19%	1.15%	1.14%	1.10%	1.07%
Ratio of net investment
income (loss) to
average net assets:	(0.39)%	0.06%	1.22%	0.79%	(0.04)%
Portfolio turnover rate	0%	0%	0%	0%	0%

		The Multi-Disciplinary Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Total Return	1.23%	(1.35)%	9.13%	(0.93)%	4.84%
Ratio of expenses to
average net assets:	1.44%	1.46%	1.44%	1.42%	1.40%
Ratio of net investment
income (loss) to
average net assets:	1.74%	3.17%	4.15%	4.13%	3.47%
Portfolio turnover rate	0%	0%	0%	2%	16%

7. Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spinoff Fund’s investments. These inputs are summarized in the three broad levels listed below:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Internet Portfolio

The following is a summary of the inputs used to value The Internet Portfolio’s net assets as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$101,263,009	$ 1,365	$1,943,000	$103,207,374
Unit Investment Trust	73,521,016	—	—	73,521,016
Warrants	—	—	62,453	62,453
Total Investments in Securities	$174,784,025	$ 1,365	$2,005,453	$176,790,843

During the year ended December 31, 2021, there were no transfers into or out of Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2020	$ —
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(4,547)
Net purchases and/or acquisitions	2,010,000
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2021	$2,005,453

	Fair Value at	Valuation	Unobservable
Description	12/31/2021	Techniques	Input	Range
Common Stocks	$1,943,000	Followed valuation	Precedent	$7.25 - $7.25
		procedures and used	Transaction
		the last traded price-
		fair valuation is
		reviewed by the board
		using market
		comparables
Warrants	$ 62,453	Black Scholes	Volatility	25%
		Method

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

The Global Portfolio

The following is a summary of the inputs used to value the The Global Portfolio’s net assets as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$ 10,791,747	$ 3,070	$240,384	$ 11,035,201
Unit Investment Trust	5,361,186	—	—	5,361,186
Preferred Stocks	—	—	11,845	11,845
Convertible Bonds	—	642	—	642
Warrants	—	—	13,468	13,468
Total Investments in Securities	$ 16,152,933	$ 3,712	$265,697	$ 16,422,342

During the year ended December 31, 2021, there were no transfers into or out of Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2020	$ 105,752
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	51,320
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	108,625
Balance as of December 31, 2021	$ 265,697

	Fair Value at	Valuation	Unobservable
Description	12/31/2021	Techniques	Input	Range
Common Stocks	$ 131,759	Followed valuation	Intermittent	$46.05 - $81.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables
Common Stocks	$ 108,625	Followed valuation	Intermittent	$9.50 - $26.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables
Preferred Stocks	$ 11,845	Followed valuation	Intermittent	$20.27 - $24.94
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables
Warrants	$ 13,468	Followed valuation	Intermittent	$5.00 - $10.50
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

The Paradigm Portfolio

The following is a summary of the inputs used to value The Paradigm Portfolio’s net assets as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$717,076,931	$ 4,995,341	$567,490	$722,639,762
Unit Investment Trust	67,321,988	—	—	67,321,988
Preferred Stocks	—	—	4,991	4,991
Convertible Preferred Stocks	361,187	—	—	361,187
Warrants	—	—	5,692	5,692
Corporate Bonds	—	2,969		2,969
Total Investments in Securities	$784,760,106	$ 4,998,310	$578,173	$790,336,589

During the year ended December 31, 2021, there were no transfers into or out of Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2020	$ 39,692
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	19,056
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	519,425
Balance as of December 31, 2021	$ 578,173

	Fair Value at	Valuation	Unobservable
Description	12/31/2021	Techniques	Input	Range
Common Stocks	$ 48,065	Followed valuation	Intermittent	$46.05 - $81.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables
Common Stocks	$ 519,425	Followed valuation	Intermittent	$9.50 - $26.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

	Fair Value at	Valuation	Unobservable
Description	12/31/2021	Techniques	Input	Range
Preferred Stocks	$ 4,991	Followed valuation	Intermittent	$20.27 - $24.94
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables
Warrants	$ 5,692	Followed valuation	Intermittent	$5.00 - $10.50
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

The Medical Portfolio

The following is a summary of the inputs used to value The Medical Portfolio’s net assets as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$ 18,384,359	$ —	$ —	$ 18,384,359
Rights	6,798	330	—	7,128
Total Investments in Securities	$ 18,391,157	$ 330	$ —	$ 18,391,487

As of December 31, 2021, there were no investments in Level 3 securities.

During the year ended December 31, 2021, there were no transfers into or out of Level 3.

^ See Portfolio of Investments for breakout of investments by industry classification.

The Small Cap Opportunities Portfolio

The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio’s net assets as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$216,590,201	$ 28,934,040	$ —	$245,524,241
Unit Investment Trust	10,519,970	—	—	10,519,970
Corporate Bonds	—	6,929		6,929
Warrants	—	—	1,150,480	1,150,480
Total Investments in Securities	$227,110,171	$ 28,940,969	$1,150,480	$257,201,620

During the year ended December 31, 2021, there were no transfers into or out of Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2020	$ 666,922
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	483,558
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2021	$1,150,480

	Fair Value at	Valuation	Unobservable
Description	12/31/2021	Techniques	Input	Range
Warrants	$1,150,480	Followed valuation	Intermittent	$5.00 - $10.50
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

The Market Opportunities Portfolio

The following is a summary of the inputs used to value The Market Opportunities Portfolio’s net assets as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$ 67,022,564	$ 3,884,405	$3,303,253	$ 74,210,222
Unit Investment Trust	20,614,372	—	—	20,614,372
Preferred Stocks	—	—	272,136	272,136
Convertible Preferred Stocks	1,503	—	—	1,503
Corporate Bonds		13,858	—	13,858
Convertible Bonds	—	89	—	89
Exchange Traded Funds	12,310	—	—	12,310
Warrants	—	—	331,750	331,750
Total Investments in Securities	$ 87,650,749	$ 3,898,352	$3,907,139	$ 95,456,240

During year ended December 31, 2021, there were no transfers into or out of Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2020	$2,159,692
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,034,947
Net purchases and/or acquisitions	712,500
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2021	$3,907,139

	Fair Value at	Valuation	Unobservable
Description	12/31/2021	Techniques	Input	Range
Common Stocks	$2,614,503	Followed valuation	Intermittent	$46.05 - $81.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables
Common Stocks	$ 688,750	Followed valuation	Precedent	$7.25 - $7.25
		procedures and used	Transaction
the last traded price-
fair valuation is
reviewed by the board
using market
comparables
Preferred Stocks	$ 272,136	Followed valuation	Intermittent	$20.27 - $24.94
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables
Warrants	$ 309,612	Followed valuation	Intermittent	$5.00 - $10.50
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market
comparables
Warrants	$ 22,138	Black Scholes	Volatility	25%
Method

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

The Alternative Income Portfolio

The following is a summary of the inputs used to value The Alternative Income Portfolio’s net assets as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 5,893,474	$ —	$ —	$ 5,893,474
Total Investments in Securities	$ 5,893,474	$ —	$ —	$ 5,893,474

As of December 31, 2021, there were no investments in Level 3 securities.

During the year ended December 31, 2021, there were no transfers into or out of Level 3.

^ See Portfolio of Investments for breakout of investments by industry classification.

The Multi-Disciplinary Income Portfolio

The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio’s net assets as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$ 96,552	$ —	$ —	$ 96,552
Convertible Bonds	—	677,239	—	677,239
Corporate Bonds	—	5,029,210	—	5,029,210
Municipal Bonds	—	119,458	—	119,458
Closed-End Funds	2,654,721	—	—	2,654,721
Total Investments in Securities	$ 2,751,273	$ 5,825,907	$ —	$ 8,577,180

As of December 31, 2021, there were no investments in Level 3 securities.

During the year ended December 31, 2021, there was a transfers of $119,458 out of Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2020	$ 175,047
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(64,705)
Net purchases and/or acquisitions	9,116
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	(119,458)
Balance as of December 31, 2021	$ —

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

8. Disclosures about Derivative Instruments and Hedging Activities

The Master Portfolios have adopted authoritative standards regarding disclosure of derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio’s results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies. At December 31, 2021, none of the Portfolios held any derivative instruments and there were no transactions during the period ended December 31, 2021.

9. Offsetting Assets and Liabilities

The Master Portfolios are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre- arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specific threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Master Portfolios as of December 31, 2021:

Net
		Gross	Amounts	Gross Amounts not Offset
		Amounts	Presented	in the Statement of
	Gross	Offset in the	in the	Assets & Liabilities
	Amounts of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
The Internet Portfolio
Securities Lending	$ 741,080	$ —	$ 741,080	$ 741,080	$ —	$ —
	$ 741,080	$ —	$ 741,080	$ 741,080	$ —	$ —

The Global Portfolio
Securities Lending	$ 213,485	$ —	$ 213,485	$ 213,485	$ —	$ —
	$ 213,485	$ —	$ 213,485	$ 213,485	$ —	$ —

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

Net
		Gross	Amounts	Gross Amounts not Offset
		Amounts	Presented	in the Statement of
	Gross	Offset in the	in the	Assets & Liabilities
	Amounts of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
The Paradigm Portfolio
Securities Lending	$ 2,820,250	$ —	$ 2,820,250	$ 2,820,250	$ —	$ —
	$ 2,820,250	$ —	$ 2,820,250	$ 2,820,250	$ —	$ —
The Medical Portfolio
Securities Lending	$ 250,999	$ —	$ 250,999	$ 250,999	$ —	$ —
	$ 250,999	$ —	$ 250,999	$ 250,999	$ —	$ —
The Small Cap
Opportunities Portfolio
Securities Lending	$ 68,261	$ —	$ 68,261	$ 68,261	$ —	$ —
	$ 68,261	$ —	$ 68,261	$ 68,261	$ —	$ —
The Market
Opportunities Portfolio
Securities Lending	$ 1,000	$ —	$ 1,000	$ 1,000	$ —	$ —
	$ 1,000	$ —	$ 1,000	$ 1,000	$ —	$ —

10. Subsequent Events

In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Master Portfolios’ financial statements.

11. Recent Accounting Pronouncements

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Investment Company Derivatives Risk Management Program (Rule 18f-4)

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Portfolio can enter into, eliminate the asset segregation framework currently used by portfolios to comply with Section 18 of the 1940 Act, and require portfolios whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Portfolios will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Portfolio(s).

When fully implemented, Rule 18f-4 may require changes in how a Portfolio uses derivatives, adversely affect the Portfolio’s performance and increase costs related to the Portfolio’s use of derivatives.

SEC Modernizes Framework for Fund Valuation Practices (Rule 2a-5)

In December 2020, the SEC adopted a new rule providing a framework for portfolio valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit portfolio boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a portfolio must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of portfolio investments. The Portfolios will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Portfolios’ financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Consolidated Financial Statements —

(Continued) December 31, 2021

12. Information about Proxy Voting (Unaudited)

Information regarding how the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll- free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

13. Information about the Portfolio Holdings (Unaudited)

The Master Portfolios file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Master Portfolios’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

KINETICS PORTFOLIOS TRUST

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Kinetics Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statements [consolidated where noted as such] of assets and liabilities of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio, and The Multi-Disciplinary Income Portfolio (the “Funds”), each a series of Kinetics Portfolios Trust (the “Trust”), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the [consolidated where noted as such] financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

KINETICS PORTFOLIOS TRUST

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
March 1, 2022

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KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios

(Unaudited)

Management of the Funds and the Portfolios

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.

Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees Independent Directors/Trustees

# of Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex(1)
	Held with	Length of		Overseen by
Name, Address and	Company/	Time	Principal Occupation(s)	Director/	Other Directorships
Year of Birth	Trust	Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Steven T. Russell	Independent	Indefinite/	Steven Russell Law Firm (April	17	N/A
Year Born: 1963	Director/	21 years	2010 to present); Professor of
c/o Horizon Kinetics Asset	Independent		Business Law and Finance,
Management LLC	Trustee		Suffolk County Community
470 Park Avenue South			College (1997 to present).
New York, New York 10016
Douglas Cohen, CPA	Independent	Indefinite/	Chief Financial Officer, Sunrise	17	N/A
Year Born: 1961	Director/	21 years	Credit Services, Inc. (2005
c/o Horizon Kinetics Asset	Independent		to present).
Management LLC	Trustee
470 Park Avenue South
New York, New York 10016
William J. Graham	Independent	Indefinite/	Attorney, William J. Graham, PC	17	N/A
Year Born: 1961	Director/	21 years	(2001 to present); Assistant Town
c/o Horizon Kinetics	Independent		Attorney, Town of Islip, NY
Asset Management LLC	Trustee		(2016 to 2021).
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)

Independent Directors/Trustees (Continued)

# of Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex(1)
	Held with	Length of		Overseen by
Name, Address and	Company/	Time	Principal Occupation(s)	Director/	Other Directorships
Year of Birth	Trust	Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Joseph E. Breslin	Independent	Indefinite/	J.E. Breslin & Co. – Consulting	17	Northern Lights Fund Trust IV (20 portfolios)
Year Born: 1953	Director/	21 years	(2010 to present); Senior Counsel,		(2016-present); Trustee, Forethought Variable
c/o Horizon Kinetics	Independent		White Oak Global Advisors, LLC		Insurance Trust (5 portfolios); Trustee, Hatteras
Asset Management LLC	Trustee		(2017 to present).		Alternative Mutual Funds Trust (8 portfolios)
470 Park Avenue South					(2004-2016); Trustee, Underlying Funds Trust
New York, New York 10016					(2 portfolios) (2004-2016); Trustee, HCIM Trust (2
portfolios) (2013-2015); Manager, Hatteras Global
Private Equity Partners Institutional, LLC (2012-
2016); Manager, Hatteras GPEP Fund II, LLC
(2012-2016); Manager, Hatteras VC Co-Investment
Fund II LLC (2012-2016); Manager, Hatteras Master
Fund, L.P. (2012-2016); Manager, Hatteras Core
Alternatives TEI Fund, L.P. (2012-2016); Manager,
Hatteras Core Alternatives Fund, L.P. (2012-2016);
Manager, Hatteras Core Alternatives Institutional
Fund, L.P. (2012-2016); Manager, Hatteras Core
Alternatives TEI Institutional Fund, L.P. (2012-2016);
and Trustee, Hatteras Variable Trust (2012-2013);
Trustee.
James M. Breen	Independent	Indefinite/	Special Agent, Florida Department	17	N/A
Year Born: 1959	Director/	13 years	of Law Enforcement (2015 to 2019);
c/o Horizon Kinetics	Independent		Senior AML Analyst, Citibank
Asset Management LLC	Trustee		(2014-2015); Senior Special Agent,
470 Park Avenue South			Homeland Security Investigations,
New York, New York 10016			Miami, FL (2011 to 2014).

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued) Interested Directors/Trustees and Officers

# of Portfolios
		Term of		in Fund Complex(1)
	Position(s)	Office and		Overseen by
	Held with the	Length of	Principal Occupation(s)	Director/	Other Directorships
Name, Address and Year of Birth	Company/ Trust	Time Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Murray Stahl(3)	Director/	Indefinite/	Chairman, FRMO Corp. (2001	17	Director and Officer of FRMO Corp.
Year Born: 1953	Trustee	21 years	to present) (provides consulting
c/o Horizon Kinetics	& Secretary		services to private investment		Additionally, Murray is an owner and director
Asset Management LLC			funds and research services		of MSRH, LLC (“MSRH”), an independent
470 Park Avenue South			with respect to marketable		exempt reporting adviser that serves as
New York, New York 10016			securities); Chairman and Chief		the investment manager and general
			Investment Officer, Horizon		partner of two U.S. private funds.
Kinetics LLC, (including
			Horizon Asset Management LLC		Murray is also the Chairman of the Board of
			(an investment adviser) (1994		Directors of the Minneapolis Grain Exchange
			to present); Horizon Kinetics		(“MGEX”), a designated contract market and
			Asset Management LLC and		derivatives clearing organization.
Kinetics Advisers LLC
			(2000 to present)); CEO,		Murray is a member of the Board of the
			Horizon Kinetics LLC (2015		Bermuda Stock Exchange (“BSX”),
			to present). Chairman,		incorporated pursuant to The Bermuda Stock
			President, RENN Fund, Inc.		Exchange Company Act of 1992.
(2017-present).
Murray was a Director of IL&FS Securities Services
Limited, a company based in India; his term ended
December 31, 2020.

Murray was also Director of Winland Holdings
Corporation (“WELX”), a publicly traded company;
his term ended December 31, 2020.

As of January 2021, Murray became a Director of
Texas Pacific Land Corporation (“TPL”), a publicly
traded company.

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued) Interested Directors/Trustees and Officers (Continued)

# of Portfolios
		Term of		in Fund Complex(1)
	Position(s)	Office and		Overseen by
	Held with the	Length of	Principal Occupation(s)	Director/	Other Directorships
Name, Address and Year of Birth	Company/ Trust	Time Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Peter B. Doyle(3)	Director/	Indefinite/	Vice President, Horizon Asset	17	Director and Officer of
Year Born: 1962	Trustee,	19 years	Management LLC (1994 to		FRMO Corp.
c/o Horizon Kinetics	President &		2011); Vice President, FMRO
Asset Management LLC	Chairman		Corp. 2001 to present) (provides
470 Park Avenue South	of the Board		consulting services (to private
New York, New York 10016			investment funds and research
services with respect to marketable
securities); Managing Director,
Horizon Kinetics LLC
(including Horizon Asset
Management LLC (an
investment adviser) (1994 to
present); Horizon
Kinetics Asset Management
LLC and Kinetics
Advisers LLC (2000 to
present)); and President of
Kinetics Mutual Funds, Inc.
(1998 to present).
Leonid Polyakov(3)	Director/	Indefinite/	CFO, Horizon Kinetics Asset	17	N/A
Year Born: 1959	Trustee	19 years	Management LLC (2000 to
c/o Horizon Kinetics	& Treasurer		2011); CFO and FINOP, Kinetics
Asset Management LLC			Funds Distributor LLC (2002 to
470 Park Avenue South			2011); Director, Kinetics Advisers
New York, New York 10016			LLC (2000 to 2011).

(1)	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.
(2)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.
(3)	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued) Officers

Term of
	Position(s)	Office and
	Held with the	Length of	Principal Occupation(s)	Other Directorships
Name, Address and Age	Company/ Trust	Time Served	During Past Five Years	Held by Officer
Andrew M. Fishman	Chief Compliance	Indefinite/	Associate General Counsel, Horizon Kinetics LLC (2011	N/A
Year Born: 1950	Officer	17 years	to present); General Counsel, Horizon Asset Management,
c/o Horizon Kinetics			Inc. (1997 to 2011); Secretary, Horizon Asset Management,
Asset Management LLC			Inc. (2006 to 2011); Chief Compliance Officer, Horizon
470 Park Avenue South			Asset Management, Inc. (1997 to 2008); Chief Compliance
New York, New York 10016			Officer, Horizon Kinetics Asset Management LLC. (1999 to 2011);
Chief Compliance Officer, Kinetics Advisers LLC (2000 to 2011).
Jay H. Kesslen	Vice President and	Indefinite/	General Counsel, Horizon Kinetics LLC (including Horizon	N/A
Year Born: 1973	Assistant Secretary	17 years	Asset Management LLC (an investment adviser) (2011 to
c/o Horizon Kinetics			present), Kinetics Asset Management LLC (2000 to 2011),
Asset Management LLC			Kinetics Advisers LLC (2000 to 2011), Kinetics Funds
470 Park Avenue South			Distributor LLC (2000 to present), KBDSecurities LLC
New York, New York 10016			(2000 to present)); FRMO Corp. (2014 to present); Chief
Compliance Officer, Horizon Kinetics LLC (2015-2016).
Vice President, Chief Compliance Officer, RENN Fund, Inc.
(2017-present).

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST

Privacy Policy (Unaudited)

We collect the following nonpublic personal information about you:

• Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

• Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

This privacy policy is not part of the annual report.

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Kinetics Mutual

Funds, Inc.

615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT
Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York,NY 10016

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
50 South 16th Street
Suite 2900
Philadelphia, PA 19102

DISTRIBUTOR
Kinetics Funds Distributor LLC
470 Park Avenue South
New York,NY 10016

ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212

THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021 Kinetics Portfolios Trust	FYE 12/31/2021 Kinetics Mutual Funds	FYE 12/31/2020 Kinetics Portfolios Trust	FYE 12/31/2020 Kinetics Mutual Funds
Audit Fees	89,625	105,825	89,625	105,825
Audit-Related Fees	0	0	0	0
Tax Fees	28,375.00	31,175.00	28,375.50	31,175.50
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	0	0
Registrant’s Investment Adviser	0	0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(1)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)                                                                         /s/ Peter B. Doyle, President

Peter B. Doyle, President

Date 3/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                                                                         /s/ Peter B. Doyle, President

Peter B. Doyle, President

Date 3/9/2022

By (Signature and Title)                                                                        /s/ Leonid Polyakov, Treasurer

Leonid Polyakov, Treasurer

Date 3/6/2022